EXHIBIT 10.5

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  SUCH PORTIONS ARE DESIGNATED “[***].”

Execution Copy

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

July 10, 2007

among

PHILLIPS-VAN HEUSEN CORPORATION,
THE IZOD CORPORATION
PVH WHOLESALE CORP.
PVH RETAIL CORP.
IZOD.COM INC.
G.H. BASS FRANCHISES INC.
CD GROUP INC.,
PVH CK STORES, INC.,
PVH OHIO, INC.,
PVH MICHIGAN, INC.,
PVH PENNSYLVANIA, INC.,
PVH WHOLESALE NEW JERSEY, INC.,
PVH RETAIL MANAGEMENT COMPANY,
PVH SUPERBA/INSIGNIA NECKWEAR, INC.
as Borrowers,

The Lenders Party Hereto,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent,

J.P. MORGAN SECURITIES INC.,

as Joint Lead Arranger and Sole Bookrunner

BANK OF AMERICA, N.A.
as Joint Lead Arranger and Co-Syndication Agent,

SUNTRUST BANK,
as Co-Syndication Agent;

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agent

and

THE CIT GROUP/COMMERCIAL SERVICES, INC.

as Co-Documentation Agent

Page

ARTICLE I

DEFINITIONS

1

Section 1.01.

Defined Terms

1

Section 1.02.

Classification of Loans and Borrowings

28

Section 1.03.

Terms Generally

28

Section 1.04.

Accounting Terms; GAAP

28

ARTICLE II

THE CREDITS

28

Section 2.01.

Commitments

28

Section 2.02.

Loans and Borrowings

29

Section 2.03.

Requests for Borrowings

29

Section 2.04.

Swingline Loans

30

Section 2.05.

Letters of Credit

32

Section 2.06.

Funding of Borrowings

36

Section 2.07.

Interest Elections

36

Section 2.08.

Termination and Reduction of Commitments

37

Section 2.09.

Repayment of Loans; Evidence of Debt

38

Section 2.10.

Prepayment of Loans

39

Section 2.11.

Fees

40

Section 2.12.

Interest

41

Section 2.13.

Alternate Rate of Interest

42

Section 2.14.

Increased Costs

42

Section 2.15.

Break Funding Payments

43

Section 2.16.

Taxes

44

Section 2.17.

Payments Generally; Pro Rata Treatment; Sharing of Set-offs

45

Section 2.18.

Mitigation Obligations; Replacement of Lenders

47

Section 2.19.

Increase in the Aggregate Commitments

47

ARTICLE III

REPRESENTATIONS AND WARRANTIES

49

Section 3.01.

Existence and Power

49

Section 3.02.

Corporate and Governmental Authorization; No Contravention

49

Section 3.03.

Binding Effect

49

Section 3.04.

Financial Information

49

-i-

(continued)

Page

Section 3.05.

Litigation

50

Section 3.06.

Compliance with ERISA

50

Section 3.07.

Taxes

50

Section 3.08.

Environmental Compliance

50

Section 3.09.

Properties

51

Section 3.10.

Compliance with Laws and Agreements

52

Section 3.11.

Investment and Holding Company Status

52

Section 3.12.

Full Disclosure

52

Section 3.13.

Security Interest

52

Section 3.14.

Solvency

52

Section 3.15.

Employee Matters

53

Section 3.16.

Subsidiaries

53

Section 3.17.

No Change in Credit Criteria or Collection Policies

53

Section 3.18.

Processors

53

Section 3.19.

Senior Notes Indentures; Debentures Indenture

53

ARTICLE IV

CONDITIONS

54

Section 4.01.

Effective Date

54

Section 4.02.

Each Credit Event

56

ARTICLE V

AFFIRMATIVE COVENANTS

56

Section 5.01.

Information

56

Section 5.02.

Maintenance of Property; Insurance

59

Section 5.03.

Compliance with Laws

60

Section 5.04.

Inspection of Property, Books and Records

60

Section 5.05.

Use of Proceeds

60

Section 5.06.

Environmental Matters

60

Section 5.07.

Taxes

61

Section 5.08.

Security Interests

61

Section 5.09.

Existence; Conduct of Business

61

Section 5.10.

Litigation and Other Notices

61

Section 5.11.

Additional Grantors and Guarantors

62

-ii-

(continued)

Page

Section 5.12.

Maintain Operating Accounts

62

Section 5.13.

Processors

62

ARTICLE VI

NEGATIVE COVENANTS

62

Section 6.01.

Indebtedness

62

Section 6.02.

Liens

64

Section 6.03.

Fundamental Changes

64

Section 6.04.

Investments, Loans, Advances, Guarantees and Acquisitions

65

Section 6.05.

Prepayment or Modification of Indebtedness; Modification of Operating Documents  66

Section 6.06.

Restricted Payments

67

Section 6.07.

Transactions with Affiliates

67

Section 6.08.

Restrictive Agreements

68

Section 6.09.

Fixed Charge Coverage

68

ARTICLE VII

EVENTS OF DEFAULT

68

ARTICLE VIII

THE ADMINISTRATIVE AGENT

71

ARTICLE IX

MISCELLANEOUS

74

Section 9.01.

Notices

74

Section 9.02.

Waivers; Amendments

75

Section 9.03.

Expenses; Indemnity; Damage Waiver

76

Section 9.04.

Successors and Assigns

77

Section 9.05.

Survival

79

Section 9.06.

Counterparts; Integration; Effectiveness

79

Section 9.07.

Severability

80

Section 9.08.

Right of Setoff

80

Section 9.09.

GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS  80

Section 9.10.

WAIVER OF JURY TRIAL

81

Section 9.11.

Headings

81

Section 9.12.

Confidentiality

81

Section 9.13.

Interest Rate Limitation

81

Section 9.14.

USA Patriot Act

82

-iii-

(continued)

Page

Section 9.15.

Acknowledgement

82

-iv-

SCHEDULES
Schedule 1.01	--	Existing Letters of Credit
Schedule 1.02	--	Fiscal Months of the Borrowers
Schedule 2.01	--	Commitments
Schedule 3.05	--	Disclosed Matters as to Litigation
Schedule 3.08	--	Disclosed Matters as to Environmental Compliance
Schedule 3.09	--	Other Leased and Owned Property
Schedule 3.16	--	Subsidiaries
Schedule 3.18	--	Processors
Schedule 5.01(j)	--	Borrowing Base Certificate
Schedule 6.01	--	Existing Indebtedness
Schedule 6.02	--	Existing Liens
Schedule 6.03	–	Fiscal Year End
Schedule 6.04	--	Existing Investments
Schedule 6.08	--	Existing Restrictions
EXHIBITS
Exhibit A	--	Form of Assignment and Assumption
Exhibit B	--	Form of Opinion of Borrowers’ Counsel
Exhibit C	--	Form of Promissory Note
Exhibit D	--	Form of Borrowing Request

SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 10, 2007, among PHILLIPS-VAN HEUSEN CORPORATION, a Delaware corporation, THE IZOD CORPORATION, a Pennsylvania corporation, PVH WHOLESALE CORP., a Delaware corporation, PVH RETAIL CORP., a Delaware corporation, IZOD.COM INC., a Delaware corporation, G.H. BASS FRANCHISES INC., a Delaware corporation, CD GROUP INC., a Delaware corporation, PVH CK STORES, INC., a Delaware corporation, PVH OHIO, INC., a Delaware corporation, PVH MICHIGAN, INC., a Delaware corporation, PVH PENNSYLVANIA, INC., a Delaware corporation, PVH WHOLESALE NEW JERSEY, INC., a Delaware corporation, PVH RETAIL MANAGEMENT COMPANY, a Delaware corporation, and PVH SUPERBA/INSIGNIA NECKWEAR, INC., a Delaware corporation, as joint and several borrowers, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, J.P. MORGAN SECURITIES INC. as Joint Lead Arranger and Sole Bookrunner, BANK OF AMERICA, N.A. as Joint Lead Arranger and Co-Syndication Agent, SunTrust Bank as Co-Syndication Agent, Wachovia Bank, National Association as Co-Document Agent and The CIT Group/Commercial Services, Inc. as Co-Documentation Agent.

The Borrowers are party to the Existing Credit Agreement (such term and all other capitalized terms used in this paragraph having the respective meanings ascribed to such terms hereinafter) and desire to amend and restate the Existing Credit Agreement to provide for Loans up to a maximum aggregate principal amount not in excess of $325,000,000 (subject to increases as provided in Section 2.19) at any time outstanding during the Availability Period.  The proceeds of the Loans shall be used for the Borrowers’ and their Subsidiaries’ working capital, permitted acquisitions, Capital Expenditures and general corporate purposes.  The Borrowers and Guarantors will provide Collateral in accordance with the provisions of this Agreement and the other Financing Documents.  The Lenders are severally, and not jointly, willing to amend and restate the Existing Credit Agreement and to extend such Loans to the Borrowers subject to the terms and conditions hereinafter set forth.  Accordingly, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.

Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Act” has the meaning set forth in Section 9.14.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus ½ of 1%.  Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Applicable Rate” means, for any date of determination with respect to any ABR Loan (including any Swingline Loan), Eurodollar Loan or with respect to the Revolving Credit Commitment Fee or with respect to participation fees for any Trade Letter of Credit, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread”, “Revolving Credit Commitment Fee” or “Trade Letter of Credit Fee”, as the case may be, based upon the Interest Coverage Ratio as of the most recent determination date, provided that until the first day of the month after delivery to the Administrative Agent, pursuant to Section 5.01, of the financial statements required to be delivered pursuant to Section 5.01(b) for the fiscal quarter ended August 5, 2007, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 4:

Interest Coverage Ratio	ABR Spread	Eurodollar Spread	Revolving Credit Commitment Fee	Trade Letter of Credit Fee
Category 1 Less than or equal to 1.25:1.00	0.125%	1.625%	0.300%	0.500%
Category 2 Greater than 1.25:1.00 but less than or equal to 1.50:1.00	0.00%	1.375%	0.275%	0.450%
Category 3 Greater than 1.50:1.00 but less than or equal to 1.75:1.00	0.00%	1.125%	0.250%	0.400%
Category 4 Greater than 1.75:1.00	0.00%	1.000%	0.225%	0.400%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter based upon the Interest Coverage Ratio of the Borrowers and their Subsidiaries on a consolidated basis as of the last day of, and for, the four consecutive fiscal quarters most recently ended prior to such day for which financial statements shall have been delivered to the Administrative Agent as required pursuant to Sections 5.01(a) or (b), together with the corresponding Compliance Certificate required pursuant to Section 5.01(d) and (b) each change in the Applicable Rate resulting from a change in the Interest Coverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such financial statements and related Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Interest Coverage Ratio of the Borrowers and their Subsidiaries shall be deemed to be in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the

Borrowers shall fail to timely deliver the financial statements and related Compliance Certificate required to be delivered for any such fiscal quarter period, during the period (x) from and including the date upon which such financial statements and related Compliance Certificate were required to be delivered to but excluding the date upon which such financial statements and related Compliance Certificate, in each case, complying with Section 5.01(a) or (b) and Section 5.01(d) are delivered.

To the extent that a change in the Applicable Rate occurs during the pendency of an Interest Period for an existing Eurodollar Loan, the Applicable Rate shall remain the same for the remainder of the Interest Period for such existing Eurodollar Loan.

“Assessment Rate” means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as “well-capitalized” and within supervisory subgroup “B” (or a comparable successor risk classification) within the meaning of 12 C.F.R.  Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A.

“Assumption Agreement” has the meaning set forth in Section 2.1 8(b)(ii).

“Availability” means at any time (i) the lesser at such time of (x) the aggregate Commitments of all Lenders at such time and (y) the Borrowing Base at such time, minus (ii) the sum at such time of (w) the unpaid principal balance of the Loans at such time, (x) all accrued interest, fees and expenses, (y) the LC Exposure at such time and (z) all Availability Reserves and Dilution Reserves.

“Availability Event” means each period commencing on the date on which Availability shall have been less than the Availability Event Trigger Amount for three consecutive days and ending on the date that Availability has remained greater than the Availability Event Trigger Amount for 60 consecutive days; it being understood and agreed that there shall be no limit to the number of Availability Events that may occur during the Availability Period.

“Availability Event Trigger Amount” means, as of any date of determination, an amount equal to 10% of the aggregate amount of the Lenders’ Commitments as of such date.

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

“Availability Reserves” means, as of any date of determination, such reserves in amounts as the Administrative Agent may from time to time establish (upon five days’ notice to the Borrowers in the case of new reserve categories established after the Effective Date) and revise (upward or downward) in good faith in accordance with its customary credit policies:  (a) to reflect events, conditions, contingencies or risks which, as determined by the Administrative Agent, do, or are reasonably likely to, materially adversely affect either (i) the Collateral or its value or (ii) the security interests and other rights of the Administrative Agent or any Lender in the Collateral (including the enforceability, perfection and priority thereof), (b) to reflect the Administrative Agent’s belief that any collateral report or financial information furnished by or on behalf of the Borrowers is or may have been incomplete, inaccurate or misleading in any material respect, (c) in respect of any state of facts which the Administrative Agent determines in good faith constitutes a Default or (d) to reflect any Derivative Obligations entered into with a Lender or an Affiliate thereof.  On the Effective Date, the initial reserve categories shall include reserves with respect to royalty payments and other payments that are required to be made in connection with any licensing agreements.  At any time that Availability is less than the Threshold Amount, there shall be a reserve with respect to the Design Services Payments in the amount of $5,000,000.

“Base CD Rate” means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrowers” means each of PVH, The IZOD Corporation, a Pennsylvania corporation, PVH Wholesale Corp., a Delaware corporation, PVH Retail Corp., a Delaware corporation, izod.com, inc., a Delaware corporation, G.H. Bass Franchises, Inc., a Delaware corporation, CD Group, Inc., a Delaware corporation, PVH CK Stores, Inc., a Delaware corporation, PVH Ohio, Inc., a Delaware corporation, PVH Michigan, Inc., a Delaware corporation, PVH Pennsylvania, Inc., a Delaware corporation, PVH Wholesale New Jersey, Inc., a Delaware corporation, PVH Retail Management Company, a Delaware corporation, and PVH Superba/Insignia Neckwear, Inc., a Delaware corporation.

“Borrowing” means (a) Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect and (b) any Swingline Loan.

“Borrowing Base” means, as of any date of determination, an amount equal to the sum of:

(i)

80% of the Net Amount of Eligible Receivables; plus

(ii)

90% of Eligible Credit Card Receivables; plus

(iii)

the lesser of (a) up to 85% of the amount of Eligible Domestic Licensing Receivables and (b) $60,000,000; provided that the amount of Eligible Domestic Licensing Receivables relating to Minimum Guaranteed Fundings included in this clause (iii) shall not, to the extent unearned on the date of determination, exceed $15,000,000 or such lesser amount as the Administrative Agent may determine in its sole discretion during an Availability Event; plus

(iv)

the lesser of (a) up to 35% of the amount of Eligible Foreign Licensing Receivables and (b) $25,00,000; provided that no Eligible Foreign Licensing Receivables relating to Minimum Guaranteed Fundings included in this clause (iv) shall be included in the Borrowing Base, to the extent that such Receivables are unearned on the date of determination; plus

(v)

the lesser of (a) 85% (or, during the period commencing on the first day of the Fiscal Month of June through and including the last day of the Fiscal Month of October of each year, 90%) of the Net Orderly Liquidation Value of Eligible Inventory and (b) 70% (or, during the period from the first day of the Fiscal Month of June through and including the last day of the Fiscal Month of October of each year, 75%) of the Net Amount of Eligible Inventory during any period of June 1st through and including October 31st; plus

(vi)

the lesser of (a) 85% (or, during the period from the first day of the Fiscal Month of June through and including the last day of the Fiscal Month of October of each year, 90%) of the Net Orderly Liquidation Value of Eligible LC Inventory and (b) 70% (or, during the period the first day of the Fiscal Month of June through and including the last day of the Fiscal Month of October of each year, 75%) of the aggregate undrawn amount of Trade Letters of Credit; plus

(vii)

an amount equal to the Fixed Assets Component as of such date of determination; plus

(viii)

Invested Cash as of such date of determination; provided that, to the extent that less than 50% of all Invested Cash is invested with or through the Administrative Agent, only such portion of Invested Cash which is invested with or through the Administrative Agent shall be included in the Borrowing Base; minus

(ix)

The aggregate principal amount of the Debentures outstanding on such date of determination.

“Borrowing Base Certificate” has the meaning set forth in Section 5.01(j).

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” shall mean all expenditures for the acquisition or leasing (pursuant to a capital lease) of assets or additions to equipment (including replacements, capitalized repairs and improvements) which should be capitalized under GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Interest Expense” means with respect to the Borrowers for any period, Interest Expense for such period less all non-cash items constituting Interest Expense during such period (including amortization of debt discounts and payments of interest on Indebtedness by issuance of Indebtedness).

“Casualty Event” shall mean, with respect to any property of the Borrowers or any of their Subsidiaries, any loss of title with respect to such property or any loss or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, such property or any interruption of the business of the Borrowers or any Subsidiary which is covered by business interruption insurance.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change in Control” means (a) the occurrence of any change in control or similar event (however denominated) with respect to the Borrowers under and as defined in the Senior Note Indentures, as in effect on the Effective Date, or any other indenture or agreement in respect of Material Indebtedness to which the Borrowers or a Subsidiary is a party or (b) PVH shall cease to own (directly or indirectly through one or more other Borrowers) 100% of all Equity Interests of any of the other Borrowers.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or Issuing Bank or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“CKI” means Calvin Klein Inc., a New York corporation.

“CKI Affiliates” means the following entitles: Calvin Klein (Europe), Inc., CK Service Corp. and Calvin Klein (Europe II) Corp.

“CKI Intercreditor Agreement” means the intercreditor agreement dated February 12, 2003 among Calvin Klein, the Administrative Agent and certain other parties thereto, confirming the intercreditor arrangements between the parties, as such agreement may be amended, restated supplemented and otherwise modified from time to time.

“CKI Stock Purchase Agreement” means the Stock Purchase Agreement dated as of December 17, 2002, among PVH, CKI, the CKI Affiliates and the sellers named therein.

“CKI Trust” means the trust established pursuant to the Delaware Business Trust Act, as amended, and the Trust Agreement dated as of March 14, 1994 between CKI and Wilmington Trust Company.”

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all collateral on which a Lien is granted or purported to be granted pursuant to any Financing Document.

“Collateral Availability” means, at any time, an amount equal to (a) the Borrowing Base at such time minus (b) the sum at such time of (i) the Revolving Credit Exposure of all Lenders at such time and (ii) all Availability Reserves and Dilution Reserves.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Sections 2.19 and 9.04.  The amount of each Lender's Commitment as of the Effective Date is set forth on Schedule 2.01, or, if such Lender shall have assumed its Commitment after the Effective Date, the amount of such Lender’s Commitment shall be set forth in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment.  The aggregate amount of the Lenders’ Commitments as of the Effective Date is $325,000,000.  Effective upon the assignment of an interest pursuant to Section 9.04, Schedule 2.01 may be amended by the Administrative Agent to reflect such assignment.

“Compliance Certificate” has the meaning set forth in Section 5.01(d).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Customer” means and includes the account debtor or obligor with respect to any Receivable.

“Debentures” means the 7-3/4% Debentures Due 2023 of PVH issued under the Debentures Indenture.

“Debentures Indenture” means the Indenture dated as of November 1, 1993, by and between PVH and the Debentures Trustee, governing the Debentures.

“Debentures Trustee” means The Bank of New York, as Trustee under the Debentures Indenture, and its successors in such capacity.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Derivative Obligations” means every obligation of a Person under any forward contract, futures contract, swap, option, caps, floors, collars and similar agreements, the value of which is dependent upon interest rates, currency or exchange rates or valuations.

“Design Service Payments” means the payments under the CKI Stock Purchase Agreement pursuant to which PVH has agreed to pay Mr. Calvin Klein 1.15% of worldwide sales of products under the Calvin Klein trademarks for a period of 15 years..

“Dilution Factors” means with respect to the Borrowers’ and Guarantors’ Receivables for any period, the aggregate amount of all credit memos, returns, adjustments, allowances, bad debt write-offs, volume rebates (issued either as a credit to the Customer’s account balance or as a cash disbursement), other non-cash credits and all other items that could dilute the value of the Borrowers’ or the Guarantors’ Receivables.

“Dilution Ratio” means with respect to the Borrowers at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the 12 most recently completed fiscal months divided by (b) total gross sales for the 12 most recently completed fiscal months.

“Dilution Reserve” means at any date of calculation by the Administrative Agent, the applicable Dilution Ratio multiplied by the Eligible Receivables on such date.  A Dilution Reserve shall be calculated to the extent that the Dilution Ratio, at any date, is in excess of 5% with respect to Eligible Licensing Receivables or 10% with respect to all other Eligible Receivables.  The Dilution Reserve shall equal the calculated Dilution Ratio in excess of 5% or 10%, as applicable.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedules 3.05 and 3.08.

“Distribution Centers” means (a) the Effective Date Distribution Centers and (b) each other distribution center acquired by PVH after the Effective Date that is subject to a Mortgage in favor of the Administrative Agent and for which the Administrative Agent shall have received Post-Effective Date Appraisal/Assessment Documents.

“dollars” or “$” refers to lawful money of the United States of America.

“EBITDA” means with respect to the Borrowers for any period (a) the sum of (i) Net Income, (ii) Interest Expense, (iii) Federal, state, local and foreign income taxes, depreciation and amortization and other non-cash items properly deductible in determining Net Income, in each case on a consolidated basis for PVH and its subsidiaries for such period, calculated in accordance with GAAP, minus (b) non-cash items properly added in determining Net Income for such period minus (c) the aggregate amount of all payments made under the Design Service Agreement during such period.

“EBITDAR” means with respect to the Borrowers for any period (a) the sum of (i) Net Income, (ii) Interest Expense, (iii) Federal, state, local and foreign income taxes, depreciation and amortization and other non-cash items properly deductible in determining Net Income and (iv) all rental obligations or other commitments thereunder to make any direct or indirect payment, whether as rent or otherwise, for fixed or minimum rentals or percentage rentals, in each case on a consolidated basis for PVH and its subsidiaries for such period, calculated in accordance with GAAP, minus (b) non-cash items properly added in determining Net Income for such period minus (c) the aggregate amount of all Design Service Payments made during such period.

“Eligible Credit Card Receivables” means Receivables due to the Borrowers on a non-recourse basis (other than standard chargebacks and standard fees due to the credit card issuer or processor) from (i) Visa, MasterCard, American Express Co. or Discover, and (ii) other credit card issuers and/ or processors acceptable to the Administrative Agent, arising in the ordinary course of business for the purchase of goods sold by the Borrowers; provided, however, that Eligible Credit Card Receivables shall in no event include:

(i)  any Receivable that is past due or that has been outstanding for more than five (5) days from the date of sale;

(ii)  any Receivable with respect to which the Borrowers do not have good, valid and marketable title, free and clear of any Lien (other than the Security Interests);

(iii)  any Receivable that is not subject to a first priority security interest in favor of the Administrative Agent (it being the intent that standard fees due by the Borrowers and standard chargebacks in the ordinary course by such credit card issuers and/or processors shall not violate this clause (iii));

(iv)  any Receivable that is disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(v)  any Receivable from a credit card issuer or processor that the Administrative Agent reasonably determines to be unlikely to be collected; and

(vi) any Receivable with respect to which either (x) a Processor Control Agreement has not been obtained or (y) a copy of the credit card processing agreement between the applicable Borrower and the applicable Processor has not been delivered to the Administrative Agent;

provided, further, that no Receivable arising out of the sale of goods by any of the Borrowers’ retail stores which otherwise meets the criteria set forth in this definition of Eligible Credit Card Receivables shall be included in Eligible Credit Card Receivables until such time as the Borrowers shall have delivered to the Administrative Agent a true, correct and complete list (in form and substance reasonably satisfactory to the Adminstrative Agent) of all Processors that provide any Borrower with credit card or debit card processing services in connection with the Borrowers’ retail business.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Effective Date Distribution Centers” means PVH’s four distribution centers located at (i) 17972 1062 Macarthur Road, Reading, Pennsylvania, (ii) 350 Rt. 61 South, Schuylkill Haven, Pennsylvania, (iii) Hway 67 & 77, Jonesville, North Carolina, and (iv) 3915 Volunteer Drive, Chattanooga, Tennessee.

“Eligible Domestic Licensing Receivables” means that portion of Eligible Licensing Receivables owing from (a) Customers that are (i) United States or Canadian natural persons or (ii) entities organized under the laws of one of the fifty United States, the District of Columbia, Puerto Rico or one of the Canadian provinces, or (b) Customers that do not meet the criteria set forth in clause (a) of this definition but for which applicable Receivables are covered by a letter of credit or credit insurance in favor of, or assigned to, the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

“Eligible Foreign Licensing Receivables” means Receivables which (a) satisfy all criteria set forth in the definition of “Eligible Licensing Receivables”, (b) are owing from Customers that are not (i) United States or Canadian natural persons or (ii) entities organized under the laws of one of the fifty United States, the District of Columbia, Puerto Rico or one of the Canadian provinces and (c) are not covered by a letter of credit or credit insurance in favor of, or assigned to, the Administrative Agent in form and substance satisfactory to the Administrative Agent.

“Eligible Inventory” means inventory of the Borrowers and the Guarantors comprised solely of finished goods (and specifically excluding raw materials, work in process, supplies and foreign inventory) which is, in the reasonable judgment of the Administrative Agent, not obsolete, slow-moving or unmerchantable and is and at all times shall continue to be acceptable to the Administrative Agent in all respects; provided, however, that Eligible Inventory shall in no event include inventory which:

(i) is on consignment, is not in conformity with the representations and warranties made by the Borrowers and the Guarantors under the Financing Documents or is not located at one of the addresses for locations of Collateral set forth on Annex C to the Security Agreement and with respect to which the Administrative Agent has not been granted and has not perfected a valid, first priority security interest (subject to Permitted Encumbrances) and, if such location is a property leased by the Borrowers or the Guarantors or is an outside warehouse or processor, with respect to which the Administrative Agent has not received a landlord waiver or warehouseman’s or processor’s agreement, as the case may be, executed by the landlord of such location or such warehouseman or processor, as the case may be, all in form and substance satisfactory to the Administrative Agent or appropriate rent escrow arrangements shall have been made with the Administrative Agent covering at least three months’ rent; provided, however, (a) landlord waivers shall not be required with respect to inventory located at a retail store in a state that does not have a statutory landlord lien and (b) landlord waivers or warehouseman’s agreements shall not be required with respect to inventory located in self-storage facilities to the extent the aggregate value of such inventory does not exceed $1,000,000;

(ii) which is in transit, other than goods on the high seas having a value (based on invoiced amounts) not exceeding $45,000,000 at any time outstanding during the Fiscal Months of June, July, August, December, January and February and $40,000,000 at all other times, which are not subject to Trade Letters of Credit and for which payment has been made; provided that upon the occurrence and during the continuance of an Availability Event, such goods will remain as Eligible Inventory only to the extent that the Administrative Agent is in receipt of the original bills of lading and any other documents of title; or

(iii) has been returned or rejected by a Customer and has been determined to be unmerchantable.  Standards of eligibility may be adjusted from time to time solely by the Administrative Agent in the Administrative Agent’s exclusive judgment exercised in good faith in accordance with its customary credit policies.

In determining eligibility, the Administrative Agent may, but need not, rely on reports and schedules furnished by the Borrowers, but reliance by the Administrative Agent thereon from time to time shall not be deemed to limit the right of the Administrative Agent to revise standards of eligibility at any time as to both present and future inventory of the Borrowers.  If the inventory is sold under a licensed trademark, for such inventory to constitute Eligible Inventory, the Administrative Agent shall have entered into a licensor consent letter, in form and substance reasonably satisfactory to the Administrative Agent, with the licensor with respect to the rights of the Administrative Agent to use the trademark to sell or otherwise dispose of such inventory.

“Eligible LC Inventory” means inventory of the Borrowers and the Guarantors that would be Eligible Inventory but for the fact that it is subject to a Trade Letter of Credit and is and at all times shall continue to be acceptable to the Administrative Agent in all respects.

“Eligible Licensing Receivables” means Receivables created by the Borrowers and the Guarantors in the ordinary course of business arising out of the licensing of goods or trademarks by the Borrowers and the Guarantors to Customers which are, and at all times shall continue to be, acceptable to the Administrative Agent in all respects.  Standards of eligibility may be adjusted from time to time solely by the Administrative Agent in the Administrative Agent’s exclusive judgment exercised in good faith in accordance with its customary credit policies.  In general, without limiting the foregoing, a Receivable shall in no event be deemed to be an Eligible Licensing Receivable unless:

(a) the amount of such Receivable (i) represents a fixed contractual minimum amount irrevocably payable under the applicable licensing agreement, payable at least quarterly (a “Minimum Guaranteed Funding”) or (ii) represents a contractual amount based on net sales by the Customer licensee and is payable at such times and on such terms and conditions as is acceptable to the Administrative Agent in all respects (an “Excess Payment Due”), and in each case under clauses (i) and (ii), does not represent an amount that would be more than the amount of one Minimum Guaranteed Funding or more than three (3) Excess Payments Due included in the Borrowing Base at any one time;

(b) the payment is not more than 30 days past its due date;

(c) the Customer licensee has not asserted a dispute, offset, deduction or setoff;

(d) such Receivable is denominated in dollars and payable in the United States;

(e) such Receivable arises under a licensing agreement that (i) cannot be canceled by the Customer licensee during its stated term, (ii) is assignable by the applicable Borrower or Guarantor and (iii) has at least six (6) months remaining on the term of the agreement;

(f) such Receivable arose from a completed and bona fide transaction;

(g) such Receivable is in conformity in all material respects with the representations and warranties made by the Borrowers and the Guarantors to the Administrative Agent and the Lenders with respect thereto and is free and clear of all security interests and Liens of any nature whatsoever other than any security interest deemed to be held by the Borrowers or the Guarantors or any security interest created pursuant to the Security Agreement or permitted by Section 6.02 hereof;

(h) such Receivable constitutes an “account” or “chattel paper” within the meaning of the Uniform Commercial Code of the state in which the applicable Borrower or Guarantor is located;

(i) the Customer has not asserted that such Receivable, and/or the Borrowers and the Guarantors are not aware that such Receivable is subject to any setoff, contras, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense arising out of the transactions represented by such Receivable or independently thereof (but such Receivable shall be ineligible only to the extent of such setoff, contras, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense), or such Customer has contractually waived any right of offset;

(j) such Receivable arose in the ordinary course of business of the Borrowers or the Guarantors;

(k) the Customer is not (x) the United States government or the government of any state or political subdivision thereof or therein, or any agency or department of any thereof (unless there has been full compliance to the satisfaction of the Administrative Agent with any applicable assignment of claims statute) or (y) an army, navy, marine, air force, coast guard post or a post of another similar service corps (unless there has been full compliance to the satisfaction of the Administrative Agent with any applicable assignment of claims statute) or (z) an Affiliate of PVH or any subsidiary of any thereof or a supplier or creditor of PVH or any subsidiary thereof (provided that such Receivable shall only be ineligible to the extent of amounts payable by PVH or any subsidiary to such supplier or outstanding to such creditor);

(l) such Receivable complies with all material requirements of all applicable laws and regulations, whether Federal, state or local (including usury laws and laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);

(m) to the knowledge of the Borrowers and the Guarantors, such Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the Customer enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles;

(n) such Receivable is denominated in and provides for payment by the Customer in dollars (unless a currency swap or similar hedge approved by the Administrative Agent has been entered into with respect to such Receivable the effect of which is to cause payment to be denominated in dollars) and is payable within the United States;

(o) such Receivable has not been and is not required to be charged off or written off as uncollectible in accordance with GAAP or the customary business practices of the Borrowers or the Guarantors;

(p) the Administrative Agent on behalf of the Lenders possesses a valid, perfected first priority security interest in such Receivable as security for payment of the obligations, subject to Permitted Encumbrances;

(q) such Receivable is not owing from a Customer located in a jurisdiction denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless the Borrowers or the Guarantors, as applicable, either have qualified as a foreign corporation authorized to transact business in such jurisdiction or have filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;

(r) an event as described in paragraph (g) or (h) of Article VII has not occurred with respect to the Customer; and

(s) the Administrative Agent is satisfied with the credit standing of the Customer in relation to the amount of credit extended.

Notwithstanding the foregoing, all Eligible Licensing Receivables of any single Customer which, in the aggregate, exceed 20% of the sum of total Eligible Receivables and total Eligible Licensing Receivables at the time of any such determination, shall be deemed not to be Eligible Licensing Receivables to the extent of such excess.

“Eligible Receivables” means Receivables created by the Borrowers and the Guarantors in the ordinary course of business arising out of the sale of goods or rendition of services by the Borrowers and the Guarantors, which are and at all times shall continue to be acceptable to the Administrative Agent in all respects, other than Eligible Credit Card Receivables or Eligible Licensing Receivables.  Standards of eligibility may be adjusted from time to time solely by the Administrative Agent in the Administrative Agent’s exclusive judgment exercised in good faith in accordance with its customary credit policies.  In general, without limiting the foregoing, a Receivable shall in no event be deemed to be an Eligible Receivable unless:

(a) all payments due on the Receivable have been invoiced and the underlying goods shipped or services performed, as the case may be;

(b) the payment due on the Receivable is not more than the lesser of (i) 60 days past the due date and (ii) 150 days past the invoice date in the case of Receivables due from Wal-Mart or Sam’s Club and 120 days past the invoice date in the case of all other Receivables;

(c) the payments due on more than 50% of all Receivables from the same Customer are less than (i) 60 days past the due date or (ii) 150 days past the invoice date in the case of Receivables due from Wal-Mart or Sam’s Club and 120 days past the invoice date in the case of all other Receivables;

(d) the Receivable arose from a completed and bona fide transaction (and with respect to a sale of goods, a transaction in which title has passed to the Customer) which requires no further act under any circumstances on the part of the Borrowers or the Guarantors in order to cause such Receivable to be payable in full by the Customer;

(e) the Receivable is in conformity in all material respects with the representations and warranties made by the Borrowers and the Guarantors to the Administrative Agent and the Lenders with respect thereto and is free and clear of all security interests and Liens of any nature whatsoever other than any security interest deemed to be held by the Borrowers or the Guarantors or any security interest created pursuant to the Security Agreement or permitted by Section 6.02 hereof;

(f) the Receivable constitutes an “account” or “chattel paper” within the meaning of the Uniform Commercial Code of the state in which the applicable Borrower or Guarantor is located;

(g) the Customer has not asserted that the Receivable, and/or the Borrowers and the Guarantors are not aware that the Receivable, arises out of a bill and hold, consignment or progress billing arrangement or is subject to any setoff, contras, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense arising out of the transactions represented by the Receivables or independently thereof (but such Receivable shall be ineligible only to the extent of such setoff, contras, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense) and the Customer has finally accepted the goods from the sale out of which the Receivable arose and has not objected to its liability thereon or returned, rejected or repossessed any of such goods, except for complaints made or goods returned in the ordinary course of business for which, in the case of goods returned, goods of equal or greater value have been shipped in return;

(h) the Receivable arose in the ordinary course of business of the Borrowers or the Guarantors;

(i) the Customer is not (x) the United States government or the government of any state or political subdivision thereof or therein, or any agency or department of any thereof (unless there has been full compliance to the satisfaction of the Administrative Agent with any applicable assignment of claims statute) or (y) an army, navy, marine, air force, coast guard post or a post of another similar service corps (unless there has been full compliance to the satisfaction of the Administrative Agent with any applicable assignment of claims statute) or (z) an Affiliate of PVH or any subsidiary of any thereof or a supplier or creditor of PVH or any subsidiary thereof (provided that such Receivable shall only be ineligible to the extent of amounts payable by PVH or any subsidiary to such supplier or outstanding to such creditor);

(j) the Customer is a United States or Canadian person or an obligor in the United States, Puerto Rico or Canada or an obligor located in another jurisdiction if the applicable Receivable is covered by a letter of credit or credit insurance in favor of, or assigned to, the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent;

(k) the Receivable complies with all material requirements of all applicable laws and regulations, whether Federal, state or local (including usury laws and laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);

(l) to the knowledge of the Borrowers and the Guarantors, the Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the Customer enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles;

(m) the Receivable is denominated in and provides for payment by the Customer in dollars (unless a currency swap or similar hedge approved by the Administrative Agent has been entered into with respect to such Receivable the effect of which is to cause payment to be denominated in dollars) and is payable within the United States;

(n) the Receivable has not been and is not required to be charged off or written off as uncollectible in accordance with GAAP or the customary business practices of the Borrowers or the Guarantors;

(o) the Administrative Agent on behalf of the Lenders possesses a valid, perfected first priority security interest in such Receivable as security for payment of the obligations, subject to Permitted Encumbrances;

(p) the Receivable is not owing from a Customer located in a jurisdiction denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless the Borrowers or the Guarantors, as applicable, either have qualified as a foreign corporation authorized to transact business in such jurisdiction or have filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;

(q) an event as described in paragraph (g) or (h) of Article VII has not occurred with respect to the Customer;

(r) the Receivable is not for accrued coop advertising;

(s) the Receivable is not related to an invoice that is less than 60 days past the due date for which the Borrowers or the Guarantors have received payment but have not yet applied such payment;

(t) the Receivable is not related to a gift certificate sold by a Borrower or a Guarantor; and

(u) the Administrative Agent is satisfied with the credit standing of the Customer in relation to the amount of credit extended.

Notwithstanding the foregoing, (i) except as provided in clause (ii) of this sentence, all Receivables owing from any single Customer which, in the aggregate, exceed 35%, of the total Eligible Receivables at the time of any such determination shall be deemed not to be Eligible Receivables to the extent of such excess and (ii) so long as Federated Department Stores Inc. (or any successor thereto) maintains corporate credit ratings of Baa2 or better from Moody’s and BBB or better from Standard & Poor’s, all Receivables owing from Federated Department Stores Inc. (or any successor thereto) which, in the aggregate, exceed 40% of the total Eligible Receivables at the time of any such determination shall be deemed not to be Eligible Receivables to the extent of such excess.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders or decrees issued, promulgated or entered into by any Governmental Authority, and any judgments, injunctions, notices or binding agreements entered against or into by PVH or any of its subsidiaries, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Materials or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrowers, is treated as a single employer under Section 4 14(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 4 12(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrowers or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrowers or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrowers or any of their ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrowers or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrowers or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excess Payments Due” has the meaning set forth in the definition of Eligible Licensing Receivables.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of a Borrower hereunder, (a) income, franchise or similar taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction (or any political subdivision thereof or taxing authority therein) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.18(b)), any withholding or similar tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) would have been entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to any withholding tax pursuant to Section 2.15(a) or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.16(e).

“Existing Credit Agreement” means the Amended and Restated Credit Agreement dated as of December 15, 2004, as amended, among PVH and certain of its subsidiaries, the financial institutions named therein, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Bank of America, N.A. (formerly named Fleet Retail Group, Inc.), as Joint Lead Arranger and Co-Syndication Agent, Sun Trust Bank, as Co-Syndication Agent, The CIT Group/Commercial Services, Inc., as Co-Documentation Agent and General Electric Capital Corporation, as Co-Documentation Agent.

“Existing Letter of Credit” means any letter of credit that (a) was issued under the Existing Credit Agreement by an Issuing Bank, (b) is outstanding on the Effective Date and (c) is listed in Schedule 1.01.

“Facility Letter” means the letter agreement among the Borrowers and the Administrative Agent effective on the Effective Date authorizing certain employees to handle certain of the credit operations contemplated by this Agreement.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the letter dated July 9, 2007 among the Borrowers and the Administrative Agent setting forth certain fees to be paid by the Borrowers to the Administrative Agent.

“Financial Officer” means the chief executive officer, president, chief financial officer, principal accounting officer, treasurer, assistant treasurer, controller or assistant controller of PVH.

“Financing Documents” means this Agreement (including the Schedules and Exhibits hereto), the Notes evidencing Loans, the Letters of Credit, the Security Agreement, the Mortgages, any Guarantee, the Fee Letter and any other agreement hereafter created to which the Borrowers or any Guarantor is a party that provides for collateral security for any of the obligations of the Borrowers or any such Guarantor under any of the foregoing.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

“Fiscal Month” means each period of four or five weeks ending on the dates set forth on Schedule 1.02.  Except as indicated on Schedule 1.02, “Fiscal Months” are designated by the calendar month in which such Fiscal Month commences.

“Fixed Asset Component” means:

(a)

as of any date of determination prior to the Administrative Agent’s receipt of Post-Effective Date Appraisal/Assessment Documents for the Distribution Centers, an amount equal to (i) $13,888,888.95 minus (ii) the product of (x) $111,111.11 multiplied by (y) the number of complete calendar months elapsed since May 31, 2007; or

(b)

as of any date of determination after the Administrative Agent’s receipt of Post-Effective Date Appraisal/Assessment Documents for the Distribution Centers, an amount equal to the product of (i) 75% multiplied by (ii) the aggregate fair market value of the Distribution Centers as determined by the Administrative Agent based upon the Post-Effective Date Appraisal/Assessment Documents for the Distribution Centers multiplied by (iii) (x) 180 minus (y) the number of complete calendar months elapsed since the date of receipt by the Administrative Agent of the Post-Effective Date Appraisal/Assessment Documents for the Distribution Centers, multiplied by (iv) 1/180;

provided that (A) in no event shall the Fixed Asset Component as of any date of determination exceed 10% of the aggregate amount of the Lenders’ Commitments as of such date, (B) if, at any time, Suppressed Availability shall be less than $13,888,888.95, the Fixed Asset Component shall equal $0 unless and until such time as the Administrative Agent shall have received Post-Effective Date Appraisal/Assessment Documents for all Distribution Centers, and (C) if any Distribution Center is sold by PVH, the Fixed Asset Component shall be reduced by an amount equal to the portion of the Fixed Asset Component attributable to such Distribution Center as of the date of sale as reasonably determined by the Administrative Agent.

“Fixed Charge Coverage Ratio” means, with respect to PVH and its subsidiaries on a consolidated basis for any period, the ratio of (i) the remainder of (a) EBITDAR for such period minus (b) Capital Expenditures paid in cash minus (c) cash dividends and other cash distributions of PVH to the extent permitted by Sections 6.06(c) and 6.06(d) during such period minus (d) Federal, state, local and foreign income taxes paid in cash minus (e) management fees paid during such period, if any, to (ii) Fixed Charge Expense for such period.

“Fixed Charge Expense” means, with respect to PVH and its subsidiaries for any period, the aggregate of (i) regularly scheduled principal payments of all Funded Debt made or to be made by the Borrowers and their Subsidiaries on a consolidated basis during such period (other than payments made with the proceeds of Indebtedness permitted hereby used to refinance such Funded Debt), (ii) Cash Interest Expense during such period, and (iii) in respect of leases of real and personal property (other than finance leases), the aggregate amount of rental obligations or other commitments thereunder to make any direct or indirect payment, whether as rent or otherwise, for fixed or minimum rentals or percentage rentals for such period, in each case determined on a consolidated basis in accordance with GAAP.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Funded Debt” means, with respect to PVH and its subsidiaries as of the date of determination thereof, all Indebtedness of PVH and its subsidiaries on a consolidated basis outstanding at such time (including the current portion thereof and amounts outstanding in the final year of any Funded Debt) which matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date of calculation which is renewable or extendable at the option of the obligor to a date more than one year from such date and including in any event the Loans.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means, without duplication any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantor” means, collectively, each domestic Subsidiary that executed and delivered a Guarantee on the Original Effective Date and is not currently a Borrower, each domestic Subsidiary executing and delivering a Guarantee on the Effective Date and each domestic Subsidiary which becomes a Guarantor after the Effective Date.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under Section 101(14) of CERCLA.

“Increase Date” has the meaning set forth in Section 2.19(a).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person and obligations in respect of synthetic leases, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all Derivative Obligations.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Interest Coverage Ratio” means, with respect to PVH and its subsidiaries on a consolidated basis for any four consecutive fiscal quarter period, the ratio of (i) EBITDA, less Capital Expenditures paid in cash for such period to (ii) the Cash Interest Expense for such period.  In computing the Interest Coverage Ratio, to the extent applicable, there shall be excluded in the computation of Capital Expenditures assets acquired as part of Permitted Acquisitions, even though the acquisition of such assets may be treated as Capital Expenditures under GAAP.

“Interest Election Request” means a request by the Borrowers to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Expense” means, with respect to the Borrowers for any period, the interest expense of PVH and its subsidiaries during such period determined on a consolidated basis in accordance with GAAP, and shall in any event include (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any Capitalized Lease Obligation allocable to interest expense.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the first day of each month for the prior month then ended and the Maturity Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid, and the Maturity Date.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Invested Cash” means cash invested in Permitted Investments of the type described in clauses (c) and (d) of such definition in which the Administrative Agent has a valid first priority perfected Lien.

“Issuing Bank” means (a) each of JPMorgan Chase Bank, N.A., Bank of America, N.A., and The Bank of New York, in its capacity as an issuer of Letters of Credit hereunder and (b) any other Lender designated by the Borrowers from time to time with the consent of the Administrative Agent and such Lender, which consent shall not be unreasonably withheld, provided that the total number of Issuing Banks at any time under this Agreement shall not exceed three (3).  Each Issuing Bank may arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time.  The LC Exposure of any Lender at any time shall be its pro rata share (based on its Commitment) of the total LC Exposure at such time.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and, unless the context otherwise requires, the term “Lenders” shall also include a New Lender, and the Swingline Lender.

“Letter of Credit” means any letter of credit (whether a Stand-by Letter of Credit or a Trade Letter of Credit) issued or deemed to have been issued by any Issuing Bank, including each Existing Letter of Credit, pursuant to this Agreement.  For purposes of clarification, letters of credit issued by PVH as permitted by Section 6.01(h) hereof shall not be deemed to be “Letters of Credit” hereunder.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement, including Revolving Loans and Swingline Loans.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, properties, prospects or condition (financial or otherwise), contingent liabilities or material agreements of the Borrowers and their Subsidiaries taken as a whole, (b) the ability of a Borrower or any Guarantor to perform any of its obligations under this Agreement and the other Financing Documents, taken as a whole, (c) the rights of or benefits available to the Lenders or the Administrative Agent under this Agreement and the other Financing Documents, taken as a whole, or (d) the Administrative Agent’s Lien on any material portion of the Collateral or the priority of such Lien.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Derivative Obligations, of any one or more of the Borrowers and their Subsidiaries in an aggregate principal amount exceeding $25,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of a Borrower or any Subsidiary in respect of any Derivative Obligation at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Derivative Obligation were terminated at such time.

“Material Subsidiary” means any Subsidiary either (x) whose total assets (based on book value) exceed $15,000,000 or (y) whose Net Income in any fiscal year exceeds $5,000,000.  On the Effective Date, the Material Subsidiaries are identified on Schedule 3.16 hereto.

“Maturity Date” means July 10, 2012.

“Minimum Guaranteed Funding” has the meaning set forth in the definition of Eligible Licensing Receivables.

“Mortgage” means (a) with respect to each Effective Date Distribution Center, the real property mortgage dated the Original Effective Date, executed by PVH in favor of the Administrative Agent with respect to such Effective Date Distribution Center, as the same may be amended from time to time and (b) with respect to any other Distribution Center acquired by PVH after the Effective Date, a real property mortgage in form and substance acceptable to the Administrative Agent executed by PVH in favor of the Administrative Agent with respect to such Distribution Center, as the same may be amended from time to time.

“Mortgaged Property” has the meaning set forth in Section 4.01(f).

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Amount of Eligible Inventory” means, at any time, the aggregate value, computed at the lower of cost (on a FIFO basis) and current market value, of Eligible Inventory of the Borrowers and the Guarantors.

“Net Amount of Eligible Receivables” means, at any time, without duplication, the gross amount of Eligible Receivables at such time less to the extent included in Eligible Receivables, (i) sales, excise or similar taxes and (ii) to the extent not otherwise excluded from Eligible Receivables, discounts, claims and allowances of any nature at any time issued, owing, granted, outstanding, available to or claimed by the Customers in respect of such Eligible Receivables.

“Net Income” means with respect to PVH and its subsidiaries for any period, the consolidated income (or loss) of PVH and its subsidiaries for such period which shall be an amount equal to net revenues and other proper items of income for PVH and its subsidiaries less Federal, state, local and foreign income taxes, but excluding any extraordinary gains or losses or any gains or losses from the sale or disposition of assets other than in the ordinary course of business, all computed and calculated in accordance with GAAP.

“Net Orderly Liquidation Value” means, with respect to Eligible Inventory and Eligible LC Inventory, the orderly liquidation value thereof as determined by an appraisal dated May, 2007 by Great American Appraisal & Valuation Services, LLC, as modified in a manner acceptable to the Administrative Agent by subsequent appraisals performed by an appraiser acceptable to the Administrative Agent, net of all costs of liquidation thereof.

“Net Proceeds” means (a) with respect to the sale or other disposition of any asset the excess, if any, of (i) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition, over (ii) the sum of (A) the amount of any Indebtedness which is secured by any such asset or which is required to be, and is, repaid in connection with the sale or other disposition thereof (other than Indebtedness hereunder), (B) the reasonable out-of-pocket expenses and fees incurred with respect to legal, investment banking, brokerage, advisor and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or disposition, (C) all income and transfer taxes payable in connection with such sale or other disposition, whether actually paid or estimated to be payable in cash in connection with such disposition or the payment of dividends or the making of other distributions of the proceeds thereof and (D) reserves, required to be established in accordance with GAAP or the definitive agreements relating to such disposition, with respect to such disposition, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations; (b) with respect to the issuance, sale or other disposition of any stock or debt securities the excess of (i) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such issuance, sale or other disposition, over (ii) the sum of (A) the reasonable fees, commissions, discounts and other out-of-pocket expenses including related legal, investment banking and accounting fees and disbursements incurred in connection with such issuance, sale or other disposition, and (B) all income and transfer taxes payable in connection with such issuance, sale or other disposition, whether payable at such time or thereafter; and (c) with respect to a Casualty Event, the aggregate amount of proceeds received with respect to such Casualty Event, over the sum of (i) the reasonable expenses incurred in connection therewith, (ii) the amount of any Indebtedness (other than Indebtedness hereunder) secured by any asset affected thereby and required to be, and in fact, repaid in connection therewith and (iii) all income and transfer taxes payable, whether actually paid or estimated to be payable, in connection therewith.

“New Lender” has the meaning set forth in Section 2.19(a).

“Note” means any of the promissory notes executed pursuant to Section 2.09(e).

“Obligations” has the meaning assigned to such term in Section 2.09(f).

“Original Effective Date” means October 17, 2002.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Financing Document.

“Participant” has the meaning assigned to such term in Section 9.04(c) hereof.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisitions” means the acquisition of all or any portion of the assets or stock or other equity interests of any Person engaged in a business that would be permitted under 6.03(b)(i), including pursuant to a merger or consolidation; provided that all such acquisitions are approved by the Board of Directors and stockholders, if required, of the applicable Borrower and the acquiree and are not otherwise hostile and such Borrower is the surviving entity; and provided further, that (i) both before and after giving effect to such acquisition, Availability shall be equal to or greater than the Threshold Amount, (ii) based on projections provided to, and in form and substance satisfactory to, the Administrative Agent, Availability for the 90 day period following the closing date of such acquisition, after giving effect to such acquisition, shall be equal to or greater than the Threshold Amount and (iii) on the closing date of such acquisition, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (iv) the Administrative Agent shall have had the opportunity to perform a field examination and appraisal through its examiners or through representatives that it may retain with respect to the assets being acquired pursuant to such acquisition in order to determine whether any adjustments should be made to the Borrowing Base and (v) the Administrative Agent, for the benefit of the Secured Parties, shall be granted a first priority security interest in all assets (including Equity

Interests) acquired by the Borrowers as part of such acquisition and the Borrowers shall, and shall cause any applicable Subsidiary to, execute any documents and take all actions that may be required under applicable law or that the Administrative Agent may reasonably request, in order to grant, preserve, protect and perfect such security interest, and otherwise comply with Section 5.11 herein, all in form and substance satisfactory to the Administrative Agent.

“Permitted Encumbrances” means:

(a)

Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.07;

(b)

carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.07 and (ii) landlord’s Liens arising by operation of law which are subordinated to the Liens in favor of the Administrative Agent;

(c)

pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or letters of credit or guarantees issued in respect thereof;

(d)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business or letters of credit or guarantees issued in respect thereof;

(e)

judgment liens in respect of judgments that do not constitute an Event of Default under clause (j) of Article VII;

(f)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property (i) imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrowers or any Subsidiary or (ii) in the case of any real property subject to a Mortgage, encumbrances disclosed in the title insurance policy issued to, and reasonably approved by, the Administrative Agent;

(g)

liens arising from UCC financing statements in respect of leases permitted by this Agreement;

(h)

liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods so long as such Liens attach only to the imported goods; and

(i)

liens in favor of vendors of goods arising as a matter of law securing the payment of the purchase price therefor so long as such Liens attach only to the purchased goods.

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Investments” means:

(a)

direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)

investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A2 from Standard & Poor’s or P2 from Moody’s Investors Service, Inc.;

(c)

investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)

investments in money market mutual funds having portfolio assets in excess of $2,000,000,000 that comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 and are rated at least A by Standard & Poor’s and at least A by Moody’s Investors Services, Inc.;

(e)

fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(f)

securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or any political subdivision or taxing authority thereof, and rated at least A by Standard & Poor’s or Moody’s Investors Service, Inc.;

(g)

with respect to any Person organized or conducting operations outside of the United States, investments denominated in the currency of the jurisdiction in which such Person is organized or conducting business which are similar to the items specified in clauses (a) through (f) above (other than the nationality of the governmental or non-governmental issuer or counterparty involved); and

(h)

auction rate student loan securities and other auction rate securities which, in each case, are rated at least AA by Standard & Poor’s and at least Aa by Moody’s Investor Services, Inc. and which are unconditionally guaranteed by the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America).

“Permits” has the meaning assigned to such term in Section 3.08(i) hereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Post-Effective Date Appraisal/Assessment Documents” means with respect to all Effective Date Distribution Centers and all other Distribution Centers acquired by PVH after the Effective Date, the following documents, each dated after the Effective Date:  (a) an appraisal report in form, scope and substance reasonably satisfactory to the Administrative Agent setting forth the fair market value of such

Distribution Center as of a specified date after the Effective Date; (b) an environmental assessment report in form, scope and substance satisfactory to the Administrative Agent; and (c) such other information, if any, relating to such Distribution Center as the Administrative Agent may reasonably request.

“Primary Issuing Bank” means (a) JPMorgan Chase Bank, N.A., in its capacity as issuer of Letters of Credit hereunder, and (b) any Lender or Lenders becoming its successor or successors in such capacity as provided in Section 2.05(i).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A., as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Processor” means a Person that provides credit card or debit card processing services for any merchant, including without limitation, the establishment of one or more credit card or debit card merchant accounts on behalf of such merchant to accept payments for retail transactions.

“Processor Control Agreement” means, with respect to any Processor providing credit or debit card processing services for or on behalf of any Borrower, an agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by the applicable Borrower, such Processor and the Administrative Agent, pursuant to which such Processor shall agree, among other things, to follow instructions originated by the Administrative Agent regarding amounts payable by such Processor to such Borrower pursuant to the applicable credit card processing agreement without the further consent of such Borrower, as such agreement may be amended, supplemented or otherwise modified from time to time.

“PVH” means Phillips-Van Heusen Corporation, a Delaware corporation.

“Receivables” means and includes all of a Person’s accounts, instruments, documents, chattel paper and general intangibles, whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically assigned to the Administrative Agent for its own benefit and/or the ratable benefit of the Lenders.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Regulation U” means Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means, at any time, Lenders holding Loans, LC Exposure and unused Commitments representing at least 51% of the aggregate of the unpaid principal amount of Loans, LC Exposure and unused Commitments, all after giving effect to the terms of Section 2.17(e).

“Restricted Payment” means any dividend or other distribution (whether in cash securities or other property) with respect to any Equity Interests in a Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests.

“Revolver Increase” has the meaning set forth in Section 2.19(a).

“Revolving Credit Commitment Fee” has the meaning set forth in Section 2.11(a).

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure and an amount equal to its Applicable Percentage of the aggregate principal amount of Swingline Loans at such time.

“Revolving Loan” means a Loan made pursuant to Section 2.01.

“Security Agreement” means the Omnibus Pledge and Security Agreement dated as of the Original Effective Date, between and among the Borrower, the Guarantors and the Administrative Agent, for its own benefit and for the ratable benefit of the Lenders and the other Secured Parties, as amended, modified or supplemented from time to time.

“Secured Parties” has the meaning assigned to such term in the Security Agreement.

“Security Interests” means the security interests in the Collateral granted under the Security Agreement to secure the Secured Obligations (as defined therein) and the Lien granted under the Mortgages.

“Senior Notes” means the 7-1/4% Senior Notes due February 15, 2011 of PVH and the 8-1/8% Senior Notes due 2013 of PVH issued under the Senior Notes Indentures.

“Senior Notes Indentures” means the Indenture dated as of May 5, 2003 and the Indenture dated as of February 18, 2004, in each case, by and between PVH and the Senior Notes Trustee, governing the Senior Notes.

“Senior Notes Trustee” means SunTrust Bank, as Trustee under the Senior Notes Indentures, and its successors in such capacity.

“Settlement” has the meaning set forth in Section 2.04(d).

“Settlement Date” has the meaning assigned to such term in Section 2.04(d).

“Special Agent Advance” has the meaning set forth in Article VIII.

“Stand-by LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Stand-by Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements with respect to Stand-by Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time.

“Stand-by Letter of Credit” means a Letter of Credit other than a Trade Letter of Credit.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board).  Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent; provided, however, that for the purposes of this Agreement, the CKI Trust shall not be deemed a subsidiary.

“Subsidiary” means any subsidiary of a Borrower, except that the Borrowers (other than PVH) shall be deemed to be Borrowers and not Subsidiaries of PVH.

“Suppressed Availability” means, as of any date of determination, the positive difference, if any, between (a) (i) the Borrowing Base as of such date minus (ii) all Availability Reserves and Dilution Reserves and (b) the aggregate amount of the Lenders’ Commitments as of such date.

“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Three-Month Secondary CD Rate” means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.  15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

“Threshold Amount” means, as of any date of determination, an amount equal to 15% of the aggregate amount of the Lenders’ Commitments as of such date.

“Trade Letter of Credit” means any Letter of Credit that (a) is issued in support of trade obligations incurred in the ordinary course of business and (b) includes, as a condition to drawing thereunder, the presentation to the applicable Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of such Issuing Bank, to create a valid and perfected first priority security interest in the goods covered thereby.

“Transactions” means the execution, delivery and performance by the Borrowers and the Guarantors of the Financing Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02.

Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”), Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”).  Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”), Type (e.g., an “ABR Borrowing”) or by Class and Type (e.g., a “Revolving ABR Borrowing”).

Section 1.03.

Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04.

Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  In calculating compliance with any of the financial covenants (and related definitions), any amounts taken into account in making such calculations that were paid, incurred or accrued in violation of any provision of this Agreement shall be added back or deducted, as applicable, in order to determine compliance with such covenants.

ARTICLE II

The Credits

Section 2.01.

Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment.  Notwithstanding the foregoing, the aggregate principal amount of Loans outstanding at any time to the Borrowers shall not exceed (1) the lesser of (A) the Commitment and (B) the Borrowing Base minus (2) the LC Exposure at such time.  The Borrowing Base will be computed with such frequency as shall be required pursuant to Section 5.01(j) hereof, and a compliance certificate from a Financial Officer of the Borrowers presenting its computation will be delivered to the Administrative Agent in accordance with Section 5.01(j) hereof.  The Net Orderly Liquidation Value of Eligible Inventory and Eligible LC Inventory was established as a percentage of cost on the Effective Date as reflected in the opening Borrowing Base.  If by reason of any subsequent appraisals conducted pursuant to Section 5.04, Net Orderly Liquidation Values have declined, the Administrative Agent shall, in good faith and in accordance with its customary practices, reduce the effective advance rates (subject to further adjustments, downward or upward (but not above those in effect on the Effective Date)) by reducing the Net Orderly Liquidation Value of Eligible Inventory and/or Eligible LC Inventory used in the calculation of the Borrowing Base consistent with the results of such subsequent appraisals.  Subject to the foregoing and within the foregoing limits, the Borrowers may borrow, repay (or prepay) and reborrow Revolving Loans, on and after the date hereof through the Availability Period, subject to the terms, provisions and limitations set forth herein, including the requirement that no Loan shall be made hereunder if the amount thereof exceeds Availability at such time (in each case, after giving effect to the application of the proceeds of such Loan).

Section 2.02.

Loans and Borrowings.

(a)

Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments.  Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)

Subject to Section 2.07, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrowers may request in accordance herewith.  Each Swingline Loan shall be an ABR Loan.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c)

At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in a minimum amount of $5,000,000 and an aggregate amount that is an integral multiple of $100,000.  At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $100,000 (except that the foregoing limitation shall not be applicable to the extent that the proceeds of such Borrowing are requested, or deemed to be requested, to be disbursed to the Borrowers’ loan account maintained with the Administrative Agent); provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e).  Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $200,000.  Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of seven (7) Eurodollar Borrowings outstanding.

(d)

Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03.

Requests for Borrowings.  To request a Revolving Borrowing, the Borrowers shall notify the Administrative Agent of such request by writing, facsimile or telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, including an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e), not later than 12:00 noon, New York City time, on the same Business Day of the proposed Borrowing.  Each such Borrowing Request shall be irrevocable and if given by telephone shall be confirmed (except that no such confirmation will be required, unless requested by the Administrative Agent, to the extent the proceeds of such Borrowing are requested, or deemed to be requested, to be disbursed to the Borrowers’ loan account maintained with the Administrative Agent, in which event Borrowing and repayment procedures shall be in accordance with the cash management agreement between the Borrowers and the Administrative Agent and as contemplated by Section 4.4(b) of the Security Agreement) promptly by writing or fax to the Administrative Agent of a written Borrowing Request in a form attached as Exhibit D and signed by an authorized signer of the Borrowers as set forth in the Facility Letter.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(a)

the aggregate amount of the requested Borrowing;

(b)

the date of such Borrowing, which shall be a Business Day;

(c)

whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(d)

in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(e)

the location and number of the Borrowers’ account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04.

Swingline Loans.

(a)

Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $30,000,000 or (ii) the aggregate Revolving Credit Exposures of all Lenders exceeding the lesser of the total Commitments and Availability; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding

Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.  To request a Swingline Loan, the Borrowers shall notify the Administrative Agent of such request by writing, facsimile or telephone, not later than 2:00 p.m., New York time, on the day of a proposed Swingline Loan.  Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan.  The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrowers.  The Swingline Lender shall make each Swingline Loan available to the Borrowers by means of a credit to the Borrowers’ loan account maintained with the Administrative Agent (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank, by 3:00 p.m., New York time, on the requested date of such Swingline Loan.

(b)

The Swingline Lender may by written notice given to the Administrative Agent not later than 11:00 a.m., New York time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans.  Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans.  Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders.  The Administrative Agent shall notify the Borrowers of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrowers (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrowers for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

(c)

Upon the making of a Swingline Loan (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swingline Lender or the Administrative Agent, as the case may be, without recourse or warranty, an undivided interest and participation in such Swingline Loan in proportion to its Applicable Percentage of the Revolving Commitment.  The Swingline Lender or the Administrative Agent may, at any time, require the Lenders to fund their participations.  From and after the date, if any, on which any Lender is required to fund its participation in any Swingline Loan purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s

Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Loan.

(d)

The Administrative Agent, on behalf of the Swingline Lender, shall request settlement (a “Settlement”) with the Lenders on at least a weekly basis or on any date that the Administrative Agent elects, by notifying the Revolving Lenders of such requested Settlement by facsimile, telephone, or e-mail no later than 2:00 p.m. New York time on the date of such requested Settlement (the “Settlement Date”).  Each Lender (other than the Swingline Lender, in the case of the Swingline Loans) shall transfer the amount of such Lender’s Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, not later than 3:00 p.m., New York time, on such Settlement Date.  Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied.  Such amounts transferred to the Administrative Agent shall be applied against the amounts of the Swingline Lender’s Swingline Loans and, together with Swingline Lender’s Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such Lenders, respectively.  If any such amount is not transferred to the Administrative Agent by any Lender on such Settlement Date, the Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.04.

Section 2.05.

Letters of Credit.

(a)

General.  Subject to the terms and conditions set forth herein, the Borrowers may request the issuance of Letters of Credit for their own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b)

Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Trade Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrowers shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Trade Letter of Credit, or identifying the Trade Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Trade Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Trade Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Trade Letter of Credit.  The Borrower shall deliver to the Administrative Agent no later than 3:30 p.m., New York City time, on each Business Day a written report, in form and substance reasonably satisfactory to the Administrative Agent, of all Trade Letters of Credit issued, amended, renewed or extended on such Business Day.  To request the issuance of a Stand-by Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrowers shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Stand-by Letter of Credit, or identifying the Stand-by Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Stand-by Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Stand-by Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Stand-by Letter of Credit.  If requested by the applicable Issuing Bank, the Borrowers also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Stand-by LC Exposure shall not exceed $50,000,000 and (ii) after giving effect to the issuance of such Letter of Credit, Availability shall not be less than zero.

(c)

Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension); provided that a Letter of Credit may provide that its expiration date shall be automatically extended (but not beyond the date specified in clause (ii) below) to a date not more than one year after the then outstanding expiration date unless, at least a specified number of days prior to such then existing expiration date, the applicable Issuing Bank shall have given the beneficiary thereof notice, in a form that may be specified in such Letter of Credit, that such expiration date shall not be so extended, and (ii) the date that is thirty Business Days prior to the Maturity Date.

(d)

Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s pro rata (based on its Commitment) portion of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s pro rata (based on its Commitment) portion of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason.  Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)

Reimbursement.  If the applicable Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to such Issuing Bank (with confirmation of such payment to the Administrative Agent) an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrowers shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrowers prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrowers receive such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrowers receive such notice, if such notice is not received prior to such time on the date of receipt; provided that, if such LC Disbursement is not less than $100,000, the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan.  If the Borrowers fail to make such payment when due and the Issuing Bank has so informed the Administrative Agent, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s pro rata (based on its Commitment) portion thereof.  Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its pro rata (based on its Commitment) portion of the payment then due from the Borrowers, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear.  Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.

(f)

Obligations Absolute.  The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall, to the fullest extent permitted under applicable law, be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect (other than under circumstances which constitute gross negligence or willful misconduct on the part of the Issuing Bank as finally determined by a court of competent jurisdiction), (iii) payment of the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit (other than under circumstances which constitute gross negligence or willful misconduct on the part of the Issuing Bank as finally determined by a court of competent jurisdiction), or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder.  None of the Administrative Agent, the Lenders, any Issuing Bank, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)

Disbursement Procedures.  Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The applicable Issuing Bank shall promptly notify the Administrative Agent and the Borrowers by telephone (confirmed by telecopy) or by electronic communication (if arrangements for doing so have been approved by the applicable Issuing Bank) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h)

Interim Interest.  If any Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(c) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (c) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)

Resignation of Issuing Banks.  Any Issuing Bank (other than, except if a Default has occurred and is continuing, the Primary Issuing Bank) may resign at any time upon not less than 30 days’ prior written notice to the Borrowers and the Administrative Agent.  At the time any such resignation shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the resigning Issuing Bank pursuant to Section 2.11(b).  After the resignation of an Issuing Bank hereunder, such Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to amend to increase the principal amount of, extend beyond the expiration date or renew existing, or to issue additional, Letters of Credit.

(j)

Replacement of the Primary Issuing Bank.  The Primary Issuing Bank may be replaced at any time by written agreement among the Borrowers, the Administrative Agent and the successor Primary Issuing Bank.  The Administrative Agent shall notify the Lenders of any such replacement of the Primary Issuing Bank.  At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Primary Issuing Bank pursuant to Section 2.11(b).  From and after the effective date of any such replacement, (i) the successor Primary Issuing Bank shall have all the rights and obligations of the Primary Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Primary Issuing Bank” shall be deemed to refer to such successor or to any previous Primary Issuing Bank, or to such successor and all previous Primary Issuing Banks, as the context shall require.  After the replacement of a Primary Issuing Bank hereunder, the replaced Primary Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of a Primary Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to amend to increase the principal amount of, extend beyond the expiration date or renew existing, or to issue additional, Letters of Credit.

(k)

Cash Collateralization.  If any Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing at least 51% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative

Agent and for the benefit of the Lenders, an amount in cash equal to 105% of the LC Exposure as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Default with respect to a Borrower described in clause (g) or (h) of Article VII.  Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made, to the extent practicable, at the written request of the Borrowers at the Borrowers’ risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing at least 51% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement.  If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of a Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Defaults have been cured or waived.

(l)

Issuing Bank Reporting Requirements.  Each Issuing Bank agrees to provide to the Borrowers and the Administrative Agent (i) no later than the close of business on each Business Day, a written notice of the aggregate outstanding Trade Letters of Credit issued by such Issuing Bank as of the previous Business Day and (ii) any other information the Administrative Agent may reasonably request from time to time with respect to Letters of Credit issued by such Issuing Bank.

Section 2.06.

Funding of Borrowings.

(a)

Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.04.  The Administrative Agent will make such Loans available to the Borrowers by promptly wiring the amount so received, in like funds, to an account of the Borrowers maintained with Bank of New York in New York City or any other Lender reasonably acceptable to the Administrative Agent and designated by the Borrowers either one Business Day prior to the Effective Date or in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b)

Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing, and the Borrowers shall be relieved of their obligation to make such payment.

Section 2.07.

Interest Elections.

(a)

Each Borrowing shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  The Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swingline Borrowings, which may only be borrowed as ABR Borrowings.

(b)

To make an election pursuant to this Section, the Borrowers shall notify the Administrative Agent of such election in writing or by facsimile transmission or by telephone (confirmed in writing or by fax) by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrowers (or any Borrower).

(c)

Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02;

(i)

the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)

the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)

whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)

if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

(d)

Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)

If the Borrowers fail to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding any contrary provision hereof, if a Default has occurred and is continuing, then, so long as a Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) each Eurodollar Borrowing, unless repaid as provided herein, shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.08.

Termination and Reduction of Commitments.

(a)

Unless previously terminated, the Commitments shall terminate on the Maturity Date.

(b)

The Borrowers may at any time terminate, or from time to time reduce, the Commitments, without penalty or premium; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $100,000 and not less than $500,000 and (ii) the Borrowers shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, Availability would be less than zero.

(c)

The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Commitments shall be permanent.  Each reduction of the Commitments shall be made ratably among the Lenders with Commitments in accordance with their respective Commitments.

Section 2.09.

Repayment of Loans; Evidence of Debt.

(a)

The Borrowers hereby unconditionally promise to pay to (i) the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Loan is made, the Borrower shall repay all Swingline Loans then outstanding.

(b)

Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)

The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)

The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(e)

Any Lender may request that Loans made by such Lender be evidenced by a promissory note.  In such event, the Borrowers shall execute and deliver to such Lender a promissory note substantially in the form of Exhibit C (each, a “Note”) payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns).  Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or Notes payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns).

(f)

Each of the Borrowers shall be jointly and severally liable with the other Borrowers for the payment of the principal of and interest on the Loans, the LC Exposure, the Revolving Credit Commitment Fee, all other fees and all other amounts payable under this Agreement and the other Financing Documents and all Derivative Obligations to which a Lender is a party (collectively, the “Obligations”), and each of the Obligations shall be secured by all of the Collateral.  Each of the Borrowers acknowledges that it is a co-borrower hereunder and is jointly and severally liable under this Agreement and the other Financing Documents.  All credits extended to any of the Borrowers or requested by any of the Borrowers shall be deemed to be credits extended for each of the Borrowers, and each of the Borrowers hereby authorizes each other of the Borrowers to effectuate Loans or Letters of Credit on its behalf.  Notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Documents, the Administrative Agent, the Issuing Banks and the Lenders shall be entitled to rely upon any request, notice or other communication received by them from any of the Borrowers on behalf of all Borrowers, and shall be entitled to treat their giving of any notice hereunder to any of the Borrowers as notice to each and all Borrowers.  Each of the Borrowers agrees that the joint and several liability of the Borrowers provided for in this subsection (f) shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatsoever with the other Borrowers or with any other person, each of the Borrowers hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance.  The liability of each of the Borrowers is direct and unconditional as to all of the Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security.  Each of the Borrowers hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any of the Borrowers or any other person or any collateral.  Each of the Borrowers hereby irrevocably subordinates and makes junior to the Obligations each of the other Borrower’s “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which such Borrowers are or would be entitled by virtue of the provisions of this subsection (f) or the performance of such Borrower’s obligations thereunder including any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right, or indemnity, or any right of recourse to security for any of the Obligations unless and until all of the Obligations to the Administrative Agent and the Lenders have been indefeasibly paid in full.

Section 2.10.

Prepayment of Loans.

(a)

The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided, however, that the Borrowers shall make prepayments of the Loans from time to time such that the Availability equals or exceeds zero at all times.

(b)

The Borrowers (or any Borrower) shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing or a Swingline Loan, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given under the circumstances in which a conditional notice of termination of the Commitments is permitted as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08.  Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02 (except that the foregoing shall not be applicable (i) to the extent that the payment is made from the operation of Borrowers’ controlled disbursement account maintained with the Administrative Agent, (ii) to a prepayment in full of the aggregate principal amount of a Borrowing then outstanding or (iii) to a prepayment of Loans required to be made pursuant to the proviso to paragraph (a) of this Section).  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

(c)

Within three Business Days of (i) the sale or other disposition (including those arising from a Casualty Event) of any assets of the Borrowers or any of their Subsidiaries, (ii) the consummation of the issuance of any equity interests of any Borrower or any Subsidiary (other than the issuance of Equity Interests by a Borrower or a Subsidiary to another Borrower or a Subsidiary or Equity Interests issued pursuant to any option or similar plans to employees of a Borrower or a subsidiary) or (iii) the consummation of the issuance of any debt securities of a Borrower or any Subsidiary (other than Indebtedness permitted pursuant to Section 6.01), the Borrowers shall make a mandatory prepayment of the Loans in an amount equal to 100% of the Net Proceeds received, any prepayment to be applied in accordance with subparagraph (d).

(d)

Each prepayment of Loans required by subsection (c) of this Section shall be made ratably among the Loans of the Lenders (including Swingline Loans), and such prepayments shall be made with respect to such Types of Loans as the Borrower may specify by notice to the Administrative Agent at or before the time of such prepayment and shall be applied to prepay the Loans comprising each such Type pro rata; provided that, if no such timely specification is given by the Borrower, such payment shall be allocated to such Type or Types as the Administrative Agent may determine.

Section 2.11.

Fees.

(a)

The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee (the “Revolving Credit Commitment Fee”), which shall accrue at the Applicable Rate on the daily amount of the unused Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates.  Accrued Revolving Credit Commitment Fees shall be payable monthly in arrears on the first day of each month and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof.  All Revolving Credit Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)

The Borrowers agree to pay (i) to the Administrative Agent for the account of each Lender (x) a participation fee with respect to its participations in Trade Letters of Credit, which shall accrue at the Applicable Rate, in each case on the average daily amount of such Lender’s LC Exposure with respect to Trade Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) and (y) a participation fee with respect to its participations in Standby Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurodollar Loans, in each case on the average daily amount of such Lender’s LC Exposure with respect to Standby Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank, a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrowers and such Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued by such Issuing Bank, in each case during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including the last day of January, April, July and October of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand.  Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable to such Issuing Bank on demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)

The Borrowers agree to pay to the Administrative Agent, for its own account, fees in the amounts set forth in the Fee Letter and any other fees in the amounts and at the times separately agreed upon in writing among the Borrowers and the Administrative Agent.

(d)

All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders.  Absent any error in the calculation thereof, fees paid shall not be refundable under any circumstances.

Section 2.12.

Interest.

(a)

The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest for each day on which any principal of such Loans remains outstanding at the Alternate Base Rate for such day plus the Applicable Rate for such day.

(b)

The Loans comprising each Eurodollar Borrowing shall bear interest for each day during each Interest Period applicable thereto at the Adjusted LIBO Rate for such Interest Period plus the Applicable Rate for such day.

(c)

Notwithstanding the foregoing, if a Default shall have occurred and be continuing, then unless and until such Default shall have been cured or waived, all outstanding Loans and Letters of Credit shall bear interest, after as well as before judgment, at a rate per annum equal to 2% plus the rate otherwise applicable to such Loan or Letter of Credit as provided in the preceding paragraphs of this Section.

(d)

Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, on the Maturity Date and, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Eurodollar Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Eurodollar Loan shall be payable on the effective date of such conversion.

(e)

All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(f)

In the event that any financial statement or Compliance Certificate delivered pursuant to Section 5.01 is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period than the Applicable Rate actually used to determine interest rates for such period, then (a) the Borrowers shall promptly deliver to the Administrative Agent corrected financial statements and related Compliance Certificate for such period, (b) the Applicable Rate for such period shall be retroactively determined based on the Interest Coverage Ratio as set forth in the corrected financial statements and related Compliance Certificate and (c) the Borrower shall promptly pay to the Administrative Agent (for the account of the Lenders during such period or their successors and assigns) the accrued additional interest owing as a result of such increased Applicable Rate for such period.  This Section 2.12(f) shall not limit the rights of the Administrative Agent under this Section 2.12 or Article VII, and shall survive the termination of this Agreement.

Section 2.13.

Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)

the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate, for such Interest Period; or

(b)

the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy, as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a

Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request or Interest Election Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.14.

Increased Costs.

(a)

If any Change in Law shall:

(i)

impose, modify or deem applicable any reserve, special deposit or similar requirement against assets or deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

(ii)

impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Eurodollar Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise with respect to its Eurodollar Loans or its maintenance of, or participation in, Letters of Credit), then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b)

If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c)

A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the calculation of the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate on demand.

(d)

Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the

Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.15.

Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.  A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.  Notwithstanding the foregoing, the Borrowers shall not be required to make any prepayment of a Eurodollar Borrowing pursuant to Section 2.10(c) until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrowers into a cash collateral account with the Administrative Agent and applied to such prepayment on the last day of such Interest Period.

Section 2.16.

Taxes.

(a)

Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Financing Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)

In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)

The Borrowers shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

(d)

As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)

Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower as will permit such payments to be made without withholding or at a reduced rate.

(f)

If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to Section 2.16, it shall pay over such refund to the Borrowers (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund); provided, that the Borrowers, upon the request of the Administrative Agent or such Lender, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event that the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or other information relating to its taxes which it deems confidential) to the Borrowers or any other Person.

Section 2.17.

Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)

The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  At the option of the Administrative Agent, in its sole discretion, subject only to the terms of this Section 2.17, all payments of principal, interest, fees, reimbursement of LC Disbursements and other items, including reimbursement of expenses pursuant to Section 9.03, owing to the Administrative Agent, the Issuing Banks or the Lenders on or with respect to this Agreement and/or Loans and other Financing Documents may, when due and payable, be paid from the proceeds of Loans made hereunder, whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section 2.17.  The Borrower hereby irrevocably authorizes the Administrative Agent to charge the Borrowers’ loan account with the Administrative Agent for the purpose of paying principal, interest, fees, reimbursement of LC Disbursements and other items, including reimbursement of expenses pursuant to Section 9.03, and agrees that all such amounts charged shall constitute Loans and that all such Loans so made shall be deemed to have been requested by Borrower pursuant to Section 2.03.  All such payments shall be made to the Administrative Agent at its offices at 120 South LaSalle Street, Chicago, Illinois, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension; provided that, in the case of any prepayment of principal of or interest on any Eurodollar Loan, if such next succeeding Business Day would fall in the next calendar month, the date for payment shall instead be the next preceding Business Day.  All payments hereunder shall be made in dollars.

(b)

If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c)

If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrowers consent to the foregoing and agrees, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)

Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)

If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(d) or (e), 2.06(b) or 2.17(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.  Until such Lender’s unsatisfied obligations are fully paid, such Lender shall be excluded from any determination of Required Lenders under this Agreement.

(f)

On the Effective Date, the Administrative Agent shall (i) effect a settlement of all Revolving Credit Exposures to reflect the adjustments to the Commitments of the Lenders as of the Effective Date and (ii) notify the Lenders and the Borrowers, on or before noon (New York City time) the day following the Effective Date, by telecopier or telex, of all such adjustments.

Section 2.18.

Mitigation Obligations; Replacement of Lenders.

(a)

If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)

If any Lender requests compensation under Section 2.14, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, or if any Lender fails to approve an amendment or waiver to this Agreement requiring its consent, which amendment or waiver is approved by the Required Lenders, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers, shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

Section 2.19.

Increase in the Aggregate Commitments.

(a)

The Borrowers may at any time, by written notice to the Administrative Agent, request that the Administrative Agent increase the Maximum Revolver Amount (a “Revolver Increase”) by (i) adding one or more new lenders to the revolving credit facility under this Agreement (each a “New

Lender”) who wish to participate in such Revolver Increase and/or (ii) increasing the Commitments of one or more Lenders party to this Agreement who wish to participate in such Revolver Increase; provided, however, that (v) no Default shall have occurred and be continuing as of the date of such request or as of the effective date of such Revolver Increase (the “Increase Date”) or shall occur as a result thereof, (w) the CKI Intercreditor Agreement shall have been amended so that any Loan made hereunder after the Increase Date shall constitute “Working Capital Debt” under and as defined in the CKI Intercreditor Agreement and shall be senior to and have priority over all obligations of the Borrowers to Calvin Klein for Design Service Payments, (x) such Revolver Increase, and all Loans made hereunder after the Increase Date, shall not conflict with any limitations on the incurrence of Indebtedness or the granting of the Security Interests contained in either the Senior Notes Indentures or the Debentures Indenture, (y) any New Lender that becomes party to this Agreement pursuant to this Section 2.19 shall satisfy the requirements of Section 9.04(b) hereof and shall be acceptable to the Administrative Agent and consented to by the Borrowers and (z) the other conditions set forth in this Section 2.19 are satisfied.  The Administrative Agent shall use commercially reasonable efforts to arrange for the syndication of any Revolver Increase.  The Administrative Agent shall promptly inform the Lenders of any such request made by the Borrowers.  The aggregate amount of Revolver Increases shall not exceed $100,000,000 and no single such Revolver Increase shall be for an amount less than $10,000,000.

(b)

On each Increase Date, (i) each New Lender that has chosen to participate in such Revolver Increase shall, subject to the conditions set forth in Section 2.19(a) hereof, become a Lender party to this Agreement as of such Increase Date and shall have a Commitment in an amount equal to its share of the Revolver Increase and (ii) each Lender that has chosen to increase its Commitment pursuant to this Section 2.19 will have its Commitment increased by the amount of its share of the Revolver Increase as of such Increase Date; provided, however, that the Administrative Agent shall have (y) received from the Borrowers all out-of-pocket costs and expenses incurred by the Administrative Agent or any Lender in connection with such Revolver Increase, including pursuant to Section 2.15 hereof, and (z) received on or before such Increase Date the following, each dated such date:

(i)

certified copies of resolutions of the governing body of each Borrower approving the Revolver Increase and the corresponding modifications, if any, to the Financing Documents required under subclause (vi) below, together with a certificate of each Borrower certifying that there have been no changes to the constitutive documents of such Borrower since the Effective Date, or if there have been changes, copies certified by such Borrower of all such changes;

(ii)

an assumption agreement from each New Lender participating in the Revolver Increase, if any, in form and substance satisfactory to the Administrative Agent (each, an “Assumption Agreement”), duly executed by such New Lender, the Administrative Agent and the Borrowers;

(iii)

confirmation from each Lender participating in the Revolver Increase of the increase in the amount of its Commitment, in form and substance satisfactory to the Administrative Agent;

(iv)

a certificate of PVH certifying that (a) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of such Revolver Increase, (b) all Loans made hereunder after the Increase Date shall constitute “Working Capital Debt” under and as defined in the CKI Intercreditor Agreement and shall be senior to and have priority over all obligations of the Borrowers to Calvin Klein for Design Service Payments, and (c) such Revolver Increase and all Loans made hereunder after the Increase Date shall not conflict with any limitations on the incurrence of

Indebtedness or the granting of the Security Interests contained in either the Senior Notes Indentures or the Debentures Indenture;

(v)

a certificate of PVH certifying that the representations and warranties made by each Borrower herein and in the other Financing Documents are true and complete in all material respects with the same force and effect as if made on and as of such date (or, to the extent any such representation or warranty specifically relates to an earlier date, such representation or warranty is true and complete in all material respects as of such earlier date);

(vi)

supplements or modifications to the Financing Documents and such additional Financing Documents, including, without limitation, amendments to the Mortgages, endorsements to the existing ALTA title policies for each Mortgaged Property, as well as any new Notes to New Lenders and replacement Notes to Lenders that agree to participate in such Revolver Increase, that the Administrative Agent reasonably deems necessary in order to document such Revolver Increase and otherwise assure and give effect to the rights of the Administrative Agent and the Lenders in the Financing Documents; and

(vii)

such other documents, instruments and information as the Administrative Agent or its counsel shall reasonably deem necessary in connection with the Revolver Increase.

(c)

On each Increase Date, upon fulfillment of the conditions set forth in this Section 2.19, the Administrative Agent shall (i) effect a settlement of all outstanding Loans among the Lenders that will reflect the adjustments to the Commitments of the Lenders as a result of the Revolver Increase and (ii) notify the Lenders, any New Lenders participating in the Revolver Increase and the Borrowers, on or before noon (New York City time), by telecopier or telex, of the occurrence of the Revolver Increase to be effected on such Increase Date.

ARTICLE III

Representations and Warranties

Each of the Borrowers represents and warrants to the Lenders that:

Section 3.01.

Existence and Power.  Each of PVH, PVH Wholesale Corp., PVH Retail Corp., izod.com, inc., G.H. Bass Franchises, Inc., CD Group, Inc., PVH CK Stores, Inc., PVH Ohio, Inc., PVH Michigan, Inc., PVH Pennsylvania, Inc., PVH Wholesale New Jersey, Inc., PVH Retail Management Corp. and PVH Superba/Insignia Neckwear, Inc. is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, and The IZOD Corporation is a corporation organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and each of the Borrowers has all necessary powers required to carry on its business as now conducted and, except where the failure to do so could not be reasonably expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 3.02.

Corporate and Governmental Authorization; No Contravention.  The execution, delivery and performance by each of the Borrowers of the Financing Documents to which it is a party are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (except as contemplated by the Security

Agreement) and do not contravene, or constitute a default under, any provision of material applicable law or material regulation or of its charter or bylaws or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon each or result in the creation or imposition of any Lien on any material asset of any Borrower or any of its Subsidiaries (except the Security Interests).

Section 3.03.

Binding Effect.  This Agreement and the other Financing Documents to which it is a party constitute valid and binding agreements of each Borrower, in each case enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

Section 3.04.

Financial Information.  i) The Borrowers have heretofore furnished to the Administrative Agent consolidated financial statements of PVH and its subsidiaries for the fiscal quarter ended May 6, 2007, prepared by management and for the fiscal years ended February 4, 2007 and January 29, 2006, audited by Ernst & Young LLP, independent public accountants.  Such financial statements present fairly in all material respects the financial condition and results of operations of PVH and its subsidiaries as of the dates and for the periods indicated, and such financial statements disclose in accordance with GAAP all material liabilities, direct or contingent, of PVH and its subsidiaries as of the dates thereof.

(b)

The Borrowers have heretofore furnished to the Administrative Agent for the 2007 fiscal year, and annually thereafter, projected income statements, balance sheets and cash flows for PVH and its Subsidiaries.  The projections are based upon reasonable estimates and assumptions, all of which are reasonable in light of the conditions which existed at the time the projections were made, have been prepared on the basis of the assumptions stated therein, and reflect as of the Effective Date the good faith estimate of the Borrowers of the results of operations and other information projected therein, provided that no representation is made that the assumptions will prove to be correct.

(c)

Since February 4, 2007, there has been no material adverse change in the business, prospects, assets, operations or financial condition of the Borrowers and their consolidated Subsidiaries, considered as a whole.

Section 3.05.

Litigation.  Except for the Disclosed Matters, there is no action, suit or proceeding pending against, or to the knowledge of the Borrowers threatened against or affecting, the Borrowers or any of their Subsidiaries before any arbitrator or any Governmental Authority, that (i) could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) which would in any material respect draw into question the enforceability of any of the Financing Documents, taken as a whole.

Section 3.06.

Compliance with ERISA.  Each Borrower and its Subsidiaries and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan, and has not incurred any liability under Title IV of ERISA (i) to the PBGC other than a liability to the PBGC for premiums under Section 4007 of ERISA or (ii) in respect of a Multiemployer Plan which has not been discharged in full when due.

Section 3.07.

Taxes.  To the extent applicable, each Borrower and its Subsidiaries has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes stated to be due in such returns or pursuant to any assessment received by it, except for taxes the amount, applicability or validity of which is being contested in good faith by appropriate proceedings.  The charges, accruals and reserves on the books of the Borrowers and their

Subsidiaries in respect of taxes or other similar governmental charges, additions to taxes and any penalties and interest thereon are, in the opinion of the Borrowers, adequate.

Section 3.08.

Environmental Compliance.

(a)

Except for Disclosed Matters,

(i)

the Borrowers and their Subsidiaries have, obtained, or made timely application for, all permits, certificates, licenses, approvals, registrations and other authorizations (collectively “Permits”) which are required under all applicable Environmental Laws and are necessary for their operations and are in compliance with the terms and conditions of all such Permits, except where the failure to obtain such Permits or to comply with their terms would not have, individually or in the aggregate, a Material Adverse Effect;

(ii)

no notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to the Borrowers’ knowledge, threatened by any governmental entity or other Person with respect to any (A) alleged violation by the Borrowers or any Subsidiary of any Environmental Law, (B) alleged failure by the Borrowers or any Subsidiary to have any Permits required in connection with the conduct of its business or to comply with the terms and conditions thereof, (C) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials or (D) release of Hazardous Materials, except where such event or events would not have, individually or in the aggregate, a Material Adverse Effect;

(iii)

to the knowledge of the Borrowers, all oral or written notifications of a release of Hazardous Materials required to be filed under any applicable Environmental Law have been filed or are in the process of being filed by or on behalf of the Borrowers or any Subsidiary;

(iv)

no property now owned by the Borrowers or any Subsidiary and, to the knowledge of the Borrowers, no such property previously owned or now or previously leased or any property to which the Borrowers or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to the Borrowers’ knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of federal, state or local enforcement actions or, to the knowledge of the Borrowers, other investigations which may lead to claims against the Borrowers or any Subsidiary for clean-up costs, remedial work, damage to natural resources or personal injury claims, including, but not limited to, claims under CERCLA, except where such listings or investigations would not have, individually or in the aggregate, a Material Adverse Effect;

(v)

there are no Liens under or pursuant to any applicable Environmental Laws on any real property or other assets owned or leased by the Borrowers or any Subsidiary, and no government actions have been taken or, to the knowledge of the Borrowers, are in process which could subject any of such properties or assets to such Liens.

(b)

For purposes of this Section, the terms “Borrowers” and “Subsidiary” shall include any business or business entity (including a corporation) which is a predecessor, in whole or in part, of the Borrowers or any Subsidiary.

Section 3.09.

Properties.

(a)

Each of the Borrowers and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)

Each of the Borrowers and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c)

Schedule 3.09 sets forth the address of each real property that is owned or leased by the Borrowers or any of their Subsidiaries as of the Effective Date other than those properties leased for use as a retail store.

(d)

As of the Effective Date, neither the Borrowers nor any of their Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any property that is the subject of a Mortgage that, if determined adversely to the Borrowers, would materially impair the value of such property, or any sale or disposition thereof in lieu of condemnation.  Neither any property that is the subject of a Mortgage nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such property or interest therein.

Section 3.10.

Compliance with Laws and Agreements.  Each of the Borrowers and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, and each has all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, in each case, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.11.

Investment and Holding Company Status.  None of the Borrowers or any of their Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Section 3.12.

Full Disclosure.  All information furnished by the Borrowers to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any of the Transactions is, taken as whole and in light of the circumstances under which such information is furnished, true and accurate in all material respects on the date as of which such information is furnished, and true and accurate in all material respects on the date as of which such information is stated or certified.  It is understood that the foregoing is limited to the extent that (i) projections have been made in good faith by the management of the Borrowers and in the view of the Borrowers’ management are reasonable in light of all information known to management as of the Effective Date, and (ii) no representation or warranty is made as to whether the projected results will be realized.

Section 3.13.

Security Interest.  Each of the Security Agreement and the Mortgages creates and grants to the Administrative Agent, for its own benefit and for the benefit of the Lenders, a legal, valid and perfected first priority (except as permitted pursuant to Section 6.02 hereof) Lien in the Collateral identified therein.  Such Collateral is not subject to any other Liens whatsoever, except Liens permitted by Section 6.02 hereof.

Section 3.14.

Solvency.

(a)

The fair salable value of the business of the Borrowers and their consolidated Subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrowers and their consolidated Subsidiaries, as they become absolute and mature.

(b)

The assets of the Borrowers and their Subsidiaries do not constitute unreasonably small capital for the Borrowers and their Subsidiaries to carry out their business as now conducted and as proposed to be conducted including the capital needs of the Borrowers and their Subsidiaries, taking into account the particular capital requirements of the business conducted by the Borrowers and their Subsidiaries and projected capital requirements and capital availability thereof.

(c)

None of the Borrowers or any of their Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrowers and any of their Subsidiaries, and of amounts to be payable on or in respect of debt of the Borrowers and any of their Subsidiaries).

(d)

None of the Borrowers or any of their Subsidiaries believes that final judgments against them in actions for money damages presently pending will be rendered at a time when, or in an amount such that, they will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered).  The cash flow of the Borrowers and their consolidated Subsidiaries, after taking into account all other anticipated uses of the cash of the Borrowers and their consolidated Subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) of this Section), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

Section 3.15.

Employee Matters.  There are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Borrowers threatened between the Borrowers and their Subsidiaries and their respective employees, other than employee grievances arising in the ordinary course of business, none of which could have, either individually or in the aggregate, a Material Adverse Effect.

Section 3.16.

Subsidiaries.  As of the Effective Date, Schedule 3.16 sets forth the name of, and the ownership interest of PVH in, each Subsidiary and identifies each Subsidiary that is a Guarantor and each Subsidiary that is a Material Subsidiary.

Section 3.17.

No Change in Credit Criteria or Collection Policies.  There has been no material change in credit criteria or collection policies concerning Receivables of the Borrowers and their Subsidiaries since October 1, 2006.

Section 3.18.

Processors.  As of the Effective Date, Schedule 3.18 lists all Processors that provide any Borrower with credit card or debit card processing services in connection with such Borrower’s wholesale business, and such Schedule correctly identifies the name and address of each such Processor, and the name in which such services are provided.  To the extent requested by the Administrative Agent, true and complete copies of each agreement listed on Schedule 3.18 have been delivered to the Administrative Agent, together with all amendments, waivers and other modifications thereto.  All such agreements are valid, subsisting, in full force and effect, are currently binding and will continue to be binding upon each Borrower that is a party thereto and, to the best knowledge of the Borrowers, binding upon the other parties thereto in accordance with their terms.  The Borrowers are not in default under any such agreements, which default could reasonably be expected have a Material Adverse Effect.

Section 3.19.

Senior Notes Indentures; Debentures Indenture.  Neither the Senior Notes Indentures, nor the Debentures Indenture, prohibits the Borrowing of the Loans or the issuance of Letters of Credit hereunder.

ARTICLE IV

Conditions

Section 4.01.

Effective Date.  The obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)

The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)

The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Katten Muchin Rosenman LLP, counsel for the Borrowers, substantially in the form of Exhibit B, and (ii) local counsel in each jurisdiction where a property that is the subject of a Mortgage is located, in the case of each such opinion required by this paragraph, covering such other matters relating to the Borrowers, the Guarantors, the Financing Documents or the Transactions as the Required Lenders shall reasonably request.  The Borrowers hereby request such counsel to deliver such opinions.

(c)

The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers and any Guarantors, the authorization of the Transactions and any other legal matters relating to the Borrowers and any Guarantors, the Financing Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)

The Borrowers and each Processor providing any credit or debit card processing services to any Borrower shall have entered into Processor Control Agreements with respect thereto, in form and substance reasonably satisfactory to the Administrative Agent;

(e)

The Administrative Agent shall have received a fully executed and notarized amendment to each of the existing Mortgages (each, a “Mortgage Amendment”) relating to the Effective Date Distribution Centers, together with such other documents as the Agent may reasonably require, each in form and substance satisfactory to the Administrative Agent and in proper form for recording in all appropriate places;

(f)

the Agent shall have received (A) an endorsement to the existing ALTA mortgagee title insurance policy for each Effective Date Distribution Center for which Mortgage Amendments are being delivered in connection with this Agreement, or unconditional commitment therefor (each, a “Policy Endorsement”) issued by the Borrowers’ title company (the “Title Company”) in form reasonably acceptable to the Administrative Agent, which Policy Endorsement shall not otherwise modify or amend the existing mortgagee policy of title insurance except as may be acceptable to the Administrative Agent in its sole discretion; and (B) evidence satisfactory to the Administrative Agent that the Borrowers have (I) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Policy Endorsements and (II) paid to the Title Company or to the appropriate public authority all expenses and premiums of the Title Company in connection with the issuance of the Policy Endorsements and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage Amendments in the appropriate real estate records;

(g)

The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the Chairman of the Board, President, a Vice President or a Financial Officer of each Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

(h)

The Administrative Agent shall have received all fees and other amounts due and payable, on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder under any other Financing Document.

(i)

The Administrative Agent (or its counsel) shall have received the other Financing Documents and all such confirmations of guarantees as the Administrative Agent shall request, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(j)

With respect to any Liens not permitted pursuant to Section 6.02 hereof, the Administrative Agent shall have received termination statements in form and substance satisfactory to it.

(k)

Each document (including each Uniform Commercial Code financing statement) required by law or requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent for its own benefit and for the benefit of the Lenders a first priority perfected Lien in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, or arrangements reasonably satisfactory to the Administrative Agent for the filing, registering or recording thereof shall have been made.

(l)

The Administrative Agent shall have received the results of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings made with respect to the Borrowers and each other grantor of Collateral in the jurisdictions in which the Borrowers and each such grantor is located (as defined in the Uniform Commercial Code), doing business and/or in which any Collateral is located, and in which Uniform Commercial Code filings have been, or are to be, made against the Borrowers, and each such grantor pursuant to paragraph (h) above.

(m)

The Administrative Agent shall have received and determined to be in form and substance satisfactory to it:

(i)

the most recent (dated within forty-five (45) days of the Effective Date) aging of accounts receivable of the Borrowers;

(ii)

an opening Borrowing Base and evidence that the Borrowers have not less than $100,000,000 in unused Commitments on the Effective Date after giving effect to the transactions occurring on that date;

(iii)

evidence of the compliance by the Borrowers with Section 5.02(b) hereof;

(iv)

the financial statements described in Section 3.04 hereof;

(v)

if a Borrowing is proposed for the Effective Date, a Borrowing Request executed by the Borrowers; and

(vi)

the Facility Letter.

(n)

The Administrative Agent shall have had the opportunity to conduct a pre-closing audit.

(o)

If a Borrowing is proposed for the Effective Date, the Borrowers shall have executed and delivered to the Administrative Agent a disbursement authorization letter with respect to the disbursement of the proceeds of the Loans made on the Effective Date.

(p)

The Administrative Agent shall have received such other documents, including a tri-party lockbox agreement, and completed such other reviews, including material leases (including the obtaining of landlord waivers) and contracts, litigation and taxes, as the Administrative Agent or its counsel shall reasonably deem necessary.

Section 4.02.

Each Credit Event.  The obligation of any Lender to make a Loan on the occasion of any Borrowing, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction on such date of the following conditions:

(a)

The representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable; provided that any such representations and warranties that by their express terms are made as of a specific date shall have been true and correct as of such specific date.

(b)

At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing and the Borrowers shall otherwise be in compliance with the provisions of Section 2.01 or 2.05(b), as applicable.

(c)

If no Borrowing Base Certificate has been delivered to the Administrative Agent during the period of thirty (30) days prior to the date of any Borrowing, the Borrowers shall have delivered to the Administrative Agent, prior to 10:00 a.m., New York City time, on the Business Day prior to the date of such Borrowing, a Borrowing Base Certificate demonstrating compliance with the Availability requirements as of Friday of the week immediately preceding the date of such Borrowing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or been terminated and all LC Disbursements have been reimbursed, the Borrowers covenant and agree with the Lenders that:

Section 5.01.

Information.  The Borrowers will furnish to the Administrative Agent and each of the Lenders:

(a)

within 105 days after the end of each fiscal year, (i) a consolidated balance sheet and consolidated income statement showing the financial position of PVH and its subsidiaries as of the close of such fiscal year and the results of their operations during such year, and (ii) a consolidated statement of stockholders’ equity and a consolidated statement of cash flow, as of the close of such fiscal year, comparing such financial position and results of operations to such financial condition and results of operations for the comparable period during the immediately preceding fiscal year, all the foregoing financial statements to be audited by Ernst & Young LLP or other independent public accountants of recognized national standing selected by PVH in compliance with applicable Securities and Exchange Commission rules and regulations (which report shall not contain any going concern or similar qualification or exception as to scope), as being fairly stated in relation to such audited financial statements taken as a whole and together with management’s discussion and analysis presented to the management of PVH and its subsidiaries (the Borrowers being permitted to satisfy the requirements of this clause (a) by delivery of PVH’s annual report on Form 10-K (or any successor form), and all supplements or amendments thereto, as filed with the Securities and Exchange Commission);

(b)

within 60 days after the end of each of the first three fiscal quarters of each fiscal year of PVH, unaudited consolidated balance sheets of the PVH and its subsidiaries as of the end of such fiscal quarter, together with the related consolidated statements of income for such fiscal quarter and for the portion of the PVH’s fiscal year ended at the end of such fiscal quarter and the related consolidated statements of cash flows for the portion of the PVH’s fiscal year ended at the end of such fiscal quarter, and in comparative form the corresponding financial information as at the end of, and for, the corresponding fiscal quarter of the PVH’s prior fiscal year and the portion of the PVH’s prior fiscal year ended at the end of such corresponding fiscal quarter, in each case certified by a Financial Officer as presenting fairly in all material respects the financial position and results of operations and cash flow of PVH and its subsidiaries in accordance with GAAP (except the absence of footnote disclosure), in each case subject to normal year-end audit adjustments (the Borrowers being permitted to satisfy the requirements of this clause (b) by delivery of PVH’s quarterly report on Form 10-Q (or any successor form), and all supplements or amendments thereto, as filed with the Securities and Exchange Commission);

(c)

Upon the occurrence and during the continuance of an Availability Event, within 25 days after the end of each calendar month (other than any such month that corresponds to the end of a fiscal quarter or fiscal year of PVH), an unaudited consolidated balance sheet of PVH and its subsidiaries as at the end of such month, together with the related unaudited consolidated statement of income for such month and the portion of PVH’s fiscal year ended at the end of such month and the related consolidated statements of cash flows for the portion of PVH’s fiscal year ended at the end of such month, setting forth in comparative form the corresponding financial information as at the end of, and for, the corresponding month of PVH’s prior fiscal year and the portion of PVH’s prior fiscal year ended at the end of such corresponding month, in each case certified by a Financial Officer as presenting fairly in all material respects the financial position and results of operations and cash flows of PVH and its subsidiaries as at the date of, and for the periods covered by, such financial statements, in accordance with GAAP (except for the absence of footnotes), in each case subject to normal year-end audit adjustments;

(d)

(i) concurrently with any delivery under (a) or (b) a certificate (each, a “Compliance Certificate”) of the firm or Person referred to therein (x) which certificate shall, in the case of the certificate of a Financial Officer, certify that to the best of his or her knowledge no Default has occurred (including calculations demonstrating compliance, as of the dates of the financial statements being furnished, with the covenants set forth in Sections 6.03, 6.06 and 6.09 hereof) and, if such a Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (y) which certificate, in the case of the certificate furnished by the independent public accountants in connection with the annual financial statements, may be limited to accounting matters and disclaim responsibility for legal interpretations, but shall in any event state that to the best of such accountants’ knowledge, as of the dates of the financial statements being furnished no Default has occurred under any of the covenants set forth in Sections 6.03, 6.06 and 6.09 hereof and, if such a Default has occurred, specifying the nature and extent thereof; provided, however, that any certificate delivered by the independent public accountants in accordance herewith shall be accompanied by a supplemental certificate confirming the accuracy of the accountants’ certificate (and shall in any event include calculations demonstrating compliance with the covenants set forth in 6.03, 6.06 and 6.09 hereof) and signed by a Financial Officer;

(e)

promptly after the same become publicly available, copies of such registration statements, annual, periodic and other reports, and such proxy statements and other information, if any, as shall be filed by PVH or any of its Subsidiaries with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if any;

(f)

concurrently with any delivery under (a) above, a management letter prepared by the independent public accountants who reported on the financial statements delivered under (a) above, with respect to the internal audit and financial controls of PVH and its subsidiaries;

(g)

(i) within 25 days of the end of each fiscal month, (x) an aging schedule of Receivables and reconciliation and accounts payable listing and (y) an executive summary with respect to the Borrowers’ top five accounts for which Receivables are more than 90 days past due, comparing the total of such past due Receivables for the month then ended to the total of past due Receivables for the previous month and the Borrowers’ plan with respect to the collection of such past due Receivables, executed by a Financial Officer, (ii) within 30 days after the end of each fiscal quarter, a current customer list which shall include addresses and (iii) within 25 days of the end of each fiscal month, a report showing sales, collections and debit and credit adjustments to Receivables and any inventory designation, in each case in form and detail reasonably satisfactory to the Administrative Agent; provided, that (A) notwithstanding the foregoing, for any fiscal quarter during which when no Loans are outstanding hereunder, the Borrowers shall not be required to deliver the items described in clauses (i) and (iii) of this Section 5.01(g) monthly, but instead shall deliver such items within 25 days after the end of such fiscal quarter and (B) upon the occurrence and during the continuance of an Availability Event, the items described in clauses (i) and (iii) of this Section 5.01(g) shall be delivered within three Business Days after the end of each week (but in no event later than Wednesday);

(h)

concurrently with any delivery under (a) or (b) above, a certificate signed by a Financial Officer calculating the Applicable Rate test as of the date of the financial statements being furnished;

(i)

within 75 days after the beginning of each fiscal year, a summary of business plans and financial operation projections (including with respect to Capital Expenditures) for the Borrowers and their Subsidiaries for such fiscal year (including quarterly balance sheets, statements of income and of cash flow) and annual projections through the Maturity Date prepared by management and in form, substance and detail (including principal assumptions provided separately in writing) satisfactory to the Administrative Agent;

(j)

within 25 days after the end of each fiscal month, a certificate substantially in the form of Schedule 5.01(j) hereto (each, a “Borrowing Base Certificate”) executed by a Financial Officer of the Borrowers demonstrating compliance as at the end of each month with the Availability requirements, which shall include a Borrowing Base calculation, and such information regarding Eligible Licensing Receivables as the Administrative Agent may reasonably request, including, without limitation, a schedule of Minimum Guaranteed Fundings with respect to Eligible Licensing Receivables and a schedule of Excess Payments Due with respect to Eligible Licensing Receivables; provided, that (i) notwithstanding the foregoing, for any fiscal quarter during which when no Loans are outstanding hereunder, the Borrowers shall not be required to deliver Borrowing Base Certificates monthly, but instead shall deliver a Borrowing Base Certificate within 25 days after the end of such fiscal quarter demonstrating compliance with the Availability requirements as at the end of such fiscal quarter and (ii) upon the occurrence and during the continuance of an Availability Event, Borrowing Base Certificates shall be delivered no later than the close of business on Wednesday of each week demonstrating compliance with the Availability requirements as at the end of the previous week; provided further, that upon the occurrence and during the continuance of an Event of Default, Borrowing Base Certificates shall be delivered with such greater frequency as the Administrative Agent shall request.

(k)

as soon as practicable, copies of all material financial reports, forms, filings, loan documents and financial information submitted to governmental agencies and material financial reports distributed to its equity holders;

(l)

promptly upon becoming aware thereof, notice to the Administrative Agent of the occurrence of any Default then continuing; and

(m)

such other information as the Administrative Agent or any Lender may reasonably request, including any financial information required to be delivered under (a) or (b) as of the Effective Date but no longer required to be delivered as a result of a change under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Section 5.02.

Maintenance of Property; Insurance.

(a)

The Borrowers will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business as then conducted in good working order and condition, ordinary wear and tear excepted.

(b)

The Borrowers will maintain, to the extent commercially available on commercially reasonably terms, (i) physical damage insurance on substantially all its real and personal property in the United States (including all Collateral) on an “All Risks” form subject to normal exclusions (including the perils of flood and quake) on a replacement cost basis (or, in the case of idle properties, actual cash value basis) for all such property in an amount not less than $100,000,000 (subject to a deductible amount or retention not to exceed $500,000) and consequential loss coverage for extra expense, (ii) public liability insurance (including products liability coverage) in an amount not less than $25,000,000, and (iii) such other insurance coverage in such amounts and with respect to such risks relating to the Borrowers’ Collateral as the Required Lenders may reasonably request.  All such insurance shall be provided by insurers having an A.M.  Best policyholders rating of not less than A-.  Prior to the Effective Date, the Borrowers will cause the Administrative Agent to be named as an insured party and loss payee, on behalf of the Secured Parties, on each insurance policy covering risks relating to any of the Collateral and books and records relating to any proceeds of Collateral and as an additional insured on all other insurance.  Each such insurance policy in effect during the term of this Agreement shall include effective waivers by the insurer of all claims for insurance premiums against the Administrative Agent or any other Person entitled to the benefits of the Security Agreement, provide that all insurance proceeds in excess of deductible amounts or retentions which are payable in respect of losses relating to Collateral and books and records shall be adjusted with and payable to the Administrative Agent (except so long as no Default has occurred and is continuing any loss which is less than $1,000,000 may be adjusted with and payable to the Borrowers), and provide that no cancellation or termination thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof.  The Administrative Agent will consult with the Borrowers before agreeing to any adjustment of insurance proceeds covered by the preceding sentence.  Net Proceeds of insurance shall be applied to prepay Loans in accordance with Section 2.10(d) hereof.  During the occurrence and continuance of a Default, the Net Proceeds of insurance shall be maintained in a cash collateral account with the Administrative Agent and may be, upon notice to the Borrowers, setoff and applied to prepay outstanding principal and interest on the Loans.  The Borrowers will deliver to the Administrative Agent (i) on the date of the first Borrowing hereunder and within 91 days after the end of each fiscal year of the Borrowers, a certificate dated such date showing the total amount of insurance coverage as of such date, (ii) from time to time true and complete copies of such insurance policies of the Borrowers (or, if the Borrowers do not have such insurance policies in their possession, evidence thereof) relating to such insurance coverage as the Required Lenders through the Administrative Agent may request, (iii) within 15 days of receipt of notice from any insurer, a copy of any notice of cancellation or material adverse change in coverage from that existing on the date of this Agreement and (iv) within 15 days of any cancellation or nonrenewal of coverage by the Borrowers, notice of such cancellation or nonrenewal.

Section 5.03.

Compliance with Laws.  The Borrowers will comply, and cause each Subsidiary to comply, with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including Environmental Laws and ERISA and the rules and regulations thereunder) except where failure to comply would not have a Material Adverse Effect, or where the necessity of compliance therewith is being contested in good faith by appropriate proceedings.

Section 5.04.

Inspection of Property, Books and Records.  The Borrowers will keep, and will cause each Subsidiary to keep, proper books of record and account reflecting its business and activities; and will permit, and will cause each Subsidiary to permit, upon reasonable prior notice, representatives of any Lender at such Lender’s expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, senior employees and independent public accountants, all during normal business hours and as often as may reasonably be desired; provided that the Borrowers may, at their option, have one or more employees or representatives present at any such inspection, examination or discussion.  At the Borrowers’ expense, the Administrative Agent (x) shall have the right to audit, upon reasonable prior notice, once each fiscal year (or as often as it may request upon the occurrence and continuance of a Default), the existence and condition of the Collateral and to review compliance with the Financing Documents and (y) shall have the right to retain an inventory appraiser to appraise the inventory Collateral once each fiscal year (or as often as it may request upon the occurrence and continuance of a Default); provided, that if at any time, the aggregate Revolving Credit Exposure of all Lenders is less than $150,000,000 and Collateral Availability is greater than $200,000,000, then until such time as the aggregate Revolving Credit Exposure of all Lenders is greater than or equal to $150,000,000 and Collateral Availability is less than or equal to $200,000,000, no field audit examinations or appraisals shall be required unless a Default shall have occurred and be continuing.

Section 5.05.

Use of Proceeds.  The proceeds of the Loans made under this Agreement will be used by the Borrowers for working capital, Permitted Acquisitions, Capital Expenditures and general corporate purposes, and on the Effective Date to repay Indebtedness.  None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any “margin stock” within the meaning of Regulation U.

Section 5.06.

Environmental Matters.  The Borrowers will promptly give to the Lenders notice in writing of any complaint, order, citation or notice of violation with respect to, or if a Borrower becomes aware of, (i) the existence or alleged existence of a violation of any applicable Environmental Law, (ii) any release into the environment, (iii) the commencement of any cleanup pursuant to or in accordance with any applicable Environmental Law of any Hazardous Materials, (iv) any proceeding pending against a Borrower for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law, (v) any property of the Borrowers or any Subsidiary that is or will be subject to a Lien imposed pursuant to any Environmental Law and (vi) any proposed acquisitions or leasing of property, which, in each of cases (i) through (vi) above, individually or in the aggregate, would have a Material Adverse Effect.

Section 5.07.

Taxes.  The Borrowers will, and will cause each of its Subsidiaries to, pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon the Borrowers and their Subsidiaries or upon their respective income or profits or in respect of their respective properties before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, would give rise to Liens upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to (i) any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the applicable party, shall have set aside on its books reserves with respect thereto as required by GAAP, and such contest operates to suspend collection of the contested tax, assessment, charge, levy or claims and enforcement of a Lien or (ii) any tax, assessment, charge, levy or claims, the failure to pay and discharge when due which, individually or in the aggregate would not have a Material Adverse Effect.

Section 5.08.

Security Interests.  The Borrowers will at all times take, or permit to be taken, all actions necessary for the Administrative Agent to maintain the Security Interests as valid and perfected Liens, subject only to Liens permitted under Section 6.02, and supply all information to the Administrative Agent necessary for such maintenance.

Section 5.09.

Existence; Conduct of Business.  The Borrowers will, and will cause each of their Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

Section 5.10.

Litigation and Other Notices.  The Borrowers will give the Administrative Agent prompt written notice of the following:

(a)

the issuance against a Borrower or a Guarantor by any court or Governmental Authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of the Loans, or invalidating, or having the effect of invalidating, any provision of this Agreement or the other Financing Documents that would materially adversely affect the Lenders’ ability to enforce any payment obligations hereunder, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

(b)

the filing or commencement of any action, suit or proceeding against the Borrowers or any of their Subsidiaries, whether at law or in equity or by or before any arbitrator or Governmental Authority, (i) which is material and is brought by or on behalf of any Governmental Authority, or in which injunctive or other equitable relief is sought or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination in each case and which, if adversely determined, would (A) reasonably be expected to result in liability of any Borrower or a Subsidiary thereof in an aggregate amount of $6,000,000 or more, not reimbursable by insurance, or (B) materially impairs the right of any Borrower or a Subsidiary thereof to perform its material obligations under this Agreement, any Note or any other Financing Document to which it is a party;

(c)

any Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;

(d)

notices given or received (with copies thereof) with respect to the Senior Notes Indentures; and

(e)

any development in the business or affairs of any Borrower or any of its Subsidiaries which has had or which is likely to have, in the reasonable judgment of such Borrower, a Material Adverse Effect.

Section 5.11.

Additional Grantors and Guarantors.  The Borrowers will, and will cause their Subsidiaries to, promptly inform the Administrative Agent of the creation or acquisition of any direct or indirect Subsidiary (subject to the provisions of Section 6.04) and cause each direct or indirect domestic Subsidiary not in existence on the date hereof to enter into a Guarantee in substantially the form of the Guarantee executed on the Effective Date, and to execute the Security Agreement, as applicable, as a grantor, and cause the direct parent of each such Subsidiary to pledge all of the Equity Interests of such Subsidiary pursuant to the Security Agreement and cause each such Subsidiary to pledge its accounts receivable and all other assets pursuant to the Security Agreement.  In connection therewith, the Borrowers or any applicable Subsidiary shall provide such resolutions, certificates and opinions of counsel as shall be reasonably requested by the Administrative Agent.

Section 5.12.

Maintain Operating Accounts.  The Borrowers will, and will cause each of their Subsidiaries to, maintain all of their operating accounts and cash management arrangements (including the establishment of lockboxes but exclusive of operating accounts for retail stores) with the Administrative Agent or other Lenders acceptable to the Administrative Agent to the extent provided for in the Security Agreement and on terms (which shall include obtaining tri-party lockbox agreements) reasonably satisfactory to the Administrative Agent in its sole discretion.

Section 5.13.

Processors.  The Borrowers (a) shall comply in all material respects with all obligations of the Borrowers under each credit or debit card processing agreement to which any Borrower is a party, (b) shall maintain each credit or debit card processing agreement set forth on Schedule 3.18 in full force and effect and take or cause to be taken all actions necessary to maintain, preserve and protect the rights and interests of the Administrative Agent with respect to all such agreements, (c) shall cause all Processors providing any credit card or debit card processing services for or on behalf of any Borrower to enter into a Processor Control Agreement with respect thereto, in form and substance satisfactory to the Administrative Agent and (d) shall not enter into any other credit or debit card processing agreements with any Processor (other than the agreements set forth on Schedule 3.18) or consent to any amendment, supplement or waiver of any credit or debit card processing agreement without the Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or been terminated and all LC Disbursements have been reimbursed, the Borrowers covenant and agree with the Lenders that:

Section 6.01.

Indebtedness.  The Borrowers will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, provided, that the Borrowers and their Subsidiaries may incur additional Indebtedness if (i) both before and after giving effect to such incurrence, Availability is equal to or greater than the Threshold Amount, (ii) based on projections provided to, and in form and substance satisfactory to, the Administrative Agent, Availability for the 90 day period following such incurrence, after giving effect thereto, shall be equal to or greater than the Threshold Amount and (iii) on the date of such incurrence, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.  Notwithstanding the foregoing, the Borrowers and their Subsidiaries may incur the following types of Indebtedness regardless of whether Availability exceeds the Threshold Amount:

(a)

Indebtedness created under the Financing Documents;

(b)

Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or interest thereon or fees related thereto and otherwise on substantially similar terms to such existing Indebtedness;

(c)

Indebtedness of the Borrowers incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or interest thereon or fees related thereto or result in an earlier maturity date or decreased weighted average life thereof; provided that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement;

(d)

Indebtedness among (i) the Borrowers, (ii) the Borrowers and their wholly-owned Subsidiaries which are Guarantors arising as a result of intercompany loans pledged under the Security Agreement; provided that the aggregate principal amount of all Indebtedness owing to the Borrowers or any such Guarantor shall not exceed $10,000,000 at any time outstanding and (iii) among the Borrowers and their foreign Subsidiaries arising as a result of intercompany loans pledged under the Security Agreement, provided that the aggregate principal amount of all Indebtedness owing to the Borrowers shall not exceed $15,000,000 at any time outstanding;

(e)

Guarantees permitted by Section 6.04;

(f)

Indebtedness subject to Liens permitted under Section 6.02(a) through (f);

(g)

Indebtedness owing to any insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business;

(h)

Indebtedness of PVH in respect of letters of credit issued by PVH for its own account or for the account of any other Borrower, provided that neither the Agent nor any Lender shall have any direct or indirect liability with respect to any such letter of credit, whether as a guarantor, confirming bank or otherwise;

(i)

other unsecured Indebtedness (and if by Guarantee, without duplicate counting of the amount guaranteed and the underlying Indebtedness) in an aggregate principal amount not exceeding $100,000,000 at any time outstanding; and

(j)

Derivative Obligations entered into in the ordinary course of business to hedge or mitigate risks to which PVH or any subsidiary is exposed in the conduct of its business or the management of its liabilities with any Lender or an Affiliate of any Lender in an aggregate principal amount for all such Obligations not to exceed $150,000,000 at any one time outstanding.

Section 6.02.

Liens.  The Borrowers will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)

Permitted Encumbrances;

(b)

any Lien on any property or asset of the Borrowers or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrowers or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or the interest rate thereon or fees related thereto (except pursuant to the instrument creating such Lien) and are on substantially similar terms;

(c)

any Lien existing on any property or asset prior to the acquisition thereof by the Borrowers or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrowers or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or interest thereon or fees related thereto or otherwise alter the terms of such Lien in any material respect;

(d)

Liens on fixed or capital assets acquired, constructed or improved by the Borrowers or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (c) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 90% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrowers or any Subsidiary;

(e)

Liens created by the Financing Documents in favor of the Administrative Agent and the Lenders and, so long as such Liens continue in favor of the Administrative Agent, the Debenture Trustee on behalf of the holders of the Debentures;

(f)

licenses, leases or subleases permitted hereunder granted to others not interfering in any material respect in the business of the Borrowers or any of their Subsidiaries; and

(g)

a Lien junior to the Lien in favor of the Administrative Agent on the Equity Interests in CKI and the CKI Affiliates and on any other assets of CKI and the CKI Affiliates as to which the Administrative Agent is granted a first priority Lien to secure the obligations under the Design Service Payments.

Section 6.03.

Fundamental Changes.

(a)

The Borrowers will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with any of them, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of their assets, or the stock or other equity units of any of their Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve other than Permitted Acquisitions, except that (i) each of C.A.T. Industrial S.A. de C.V., Confeciones Imperio S.A., Caribe M&I Ltd., Camisas Modernas, S.A. and GHB (Far East) Limited may be liquidated, so long as in connection with such liquidation no liabilities are transferred to any Borrower or any other subsidiary of PVH, (ii) any domestic subsidiary may merge with or into another domestic subsidiary, (iii) any domestic subsidiary may merge with or into a Borrower in a transaction in which such Borrower is the surviving Person, (iv) any Borrower (other than PVH), may merge with or into any other Borrower, provided that PVH would be the surviving Person in any merger involving PVH, and (v) a foreign subsidiary may merge with or into another foreign subsidiary; provided that, in each case (under clauses (i) through (v)), after giving effect to such merger, no Material Adverse Effect has occurred.

(b)

Each Borrower will not, and will not permit any of its Subsidiaries to, (i) engage to any material extent in any business other than businesses of the type conducted by such Borrower and its Subsidiaries on the date hereof and businesses reasonably related thereto or (ii) change its fiscal year as disclosed on Schedule 6.03.

(c)

Notwithstanding the foregoing, the Borrowers and their Subsidiaries may make:

(i)

purchases and sales of inventory in the ordinary course;

(ii)

(x) sales of assets (excluding capital stock of a Subsidiary) not to exceed $25,000,000 in the aggregate in any fiscal year and (y) sales of worn out, obsolete, scrap or surplus assets not to exceed for (x) and (y) together $30,000,000 in the aggregate in any fiscal year and $50,000,000 during the Availability Period and (z) sales of other assets, in the Administrative Agent’s discretion, with a value of not more than $5,000,000 in the aggregate during the Availability Period;

(iii)

Capital Expenditures;

(iv)

liquidations of Permitted Investments;

(v)

Investments and Guarantees permitted by Section 6.04; and

(vi)

dispositions of assets resulting from a Casualty Event.

Section 6.04.

Investments, Loans, Advances, Guarantees and Acquisitions.  Each Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, “Investments”), unless (i) both before and after giving effect to each such Investment, Availability is equal to or greater than the Threshold Amount, (ii) based on projections provided to, and in form and substance satisfactory to, the Administrative Agent, Availability for the 90 day period following each such Investment, after giving effect to such Investment, shall be equal to or greater than the Threshold Amount and (iii) on the date of each such Investment, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.   Notwithstanding the foregoing, the Borrowers and their Subsidiaries may make, hold or acquire the following types of Investments regardless of whether Availability exceeds the Threshold Amount:

(a)

Permitted Investments and Investments that were Permitted Investments when made;

(b)

Investments outstanding on the Effective Date and, in the case of any such Investment, identified in Schedule 6.04, and any renewals, amendments and replacements thereof that do not increase the amount thereof;

(c)

Guarantees constituting Indebtedness permitted by Section 6.01 up to the aggregate sum of $25,000,000;

(d)

indemnities made and surety bonds issued in the ordinary course of business;

(e)

indemnities made in the Financing Documents;

(f)

Guarantees made in the ordinary course of business; provided that such Guarantees are not of Indebtedness for borrowed money except to the extent permitted pursuant to Section 6.01 and otherwise could not in the aggregate reasonably be expected to have a Material Adverse Effect;

(g)

Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and supplier arising in the ordinary course of business;

(h)

advances, loans or extensions of credit by the Borrowers or any Subsidiary to officers, directors, employees and agents of the Borrowers or any Subsidiary (i) in the ordinary course of business for travel, entertainment or relocation expenses, (ii) other advances, loans or extensions of credit by the Borrowers or any Subsidiary to officers, directors, employees or agents of the Borrowers or any Subsidiary in compliance with all applicable laws not to exceed $2,000,000 in the aggregate at any one time outstanding and (iii) relating to indemnification or reimbursement of such officers, directors, employees and agents in respect of liabilities relating to their service in such capacities;

(i)

accounts, chattel paper and notes receivable arising from the sale or lease of goods or the performance of services in the ordinary course of business;

(j)

Capital Expenditures and Liens not prohibited by this Agreement;

(k)

Permitted Acquisitions; and

(l)

other Investments not permitted under the foregoing clauses (a) through (k) in an aggregate amount at any time outstanding not to exceed $5,000,000.

Section 6.05.

Prepayment or Modification of Indebtedness; Modification of Operating Documents.

(a)

The Borrowers will not, and will not permit any of their Subsidiaries to, directly or indirectly prepay, redeem, purchase or retire, or enter into any transaction that has a substantially similar effect with respect to, any Indebtedness, including the Debentures and the Senior Notes, other than Indebtedness incurred hereunder, and except that PVH may prepay, redeem, purchase or retire any of the Senior Notes or the Debentures prior to the final maturity thereof; provided, however, that (i) both before and after giving effect to such prepayment, redemption, purchase or retirement, Availability is equal to or greater than the Threshold Amount, (ii) based on projections provided to, and in form and substance satisfactory to, the Administrative Agent, Availability for the 90 day period following such prepayment, redemption, purchase or retirement, after giving effect to thereto, shall be equal to or greater than the Threshold Amount and (iii) on the date of such prepayment, redemption, purchase or retirement, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

(b)

The Borrowers will not, and will not permit any of their Subsidiaries to, modify, amend or alter the Debentures, the Debentures Indenture, the Senior Notes, the Senior Notes Indentures or any other document evidencing or governing the Debentures or the Senior Notes or providing for any Guarantee or other right in respect thereof in a manner which is reasonably likely to have a Material Adverse Effect or would otherwise be materially disadvantageous to the Lenders, and shall not modify, amend or alter any subordination provisions contained in any such documents.

(c)

The Borrowers will not, and will not permit any of their Subsidiaries to, modify, amend or alter their operating agreements, certificates or articles of incorporation or other constitutive documents in a manner which is reasonably likely to have a Material Adverse Effect or would otherwise be materially disadvantageous to the Lenders.

Section 6.06.

Restricted Payments.  The Borrowers will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly (including, without limitation, on a synthetic basis through Derivative Obligations), any Restricted Payment unless (i) both before and after giving effect to such Restricted Payment, Availability is equal to or greater than the Threshold Amount, (ii) based on projections provided to, and in form and substance satisfactory to, the Administrative Agent, Availability for the 90 day period following such Restricted Payment, after giving effect to thereto, shall be equal to or greater than the Threshold Amount and (iii) on the date of such Restricted Payment, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.  Notwithstanding the foregoing, so long as no Default shall be continuing or would occur after giving effect to any of the following the Borrowers and their Subsidiaries may make the following Restricted Payments regardless of whether Availability exceeds the Threshold Amount:

(a)

any Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests;

(b)

Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests;

(c)

PVH may make Restricted Payments, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of PVH and its subsidiaries, or issue options or warrants as otherwise approved by the Board of Directors of PVH or a committee thereof; and

(d)

PVH may declare and pay cash dividends with respect to its common stock in an aggregate amount not to exceed $16,000,000 during any fiscal year (excluding any and all cash dividends paid during any fiscal year if at the time such dividends were paid, the conditions set forth in clauses (i), (ii) and (iii) of this Section 6.06 were satisfied); provided that on the date of each such dividend payment, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

Section 6.07.

Transactions with Affiliates.  The Borrowers will not, and will not permit any of their Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of their Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to a Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among PVH and its Subsidiaries in the ordinary course of business, (c) any Restricted Payment permitted by Section 6.06, (d) loans and advances to officers, directors, employees and agents permitted under Section 6.04(h), (e) fees and compensation paid to, and customary indemnity and reimbursement provided on behalf of, officers, directors, employees and agents of the Borrowers or any of their Subsidiaries and (f) employment agreements entered into by the Borrowers or any of their Subsidiaries in the ordinary course of business.

Section 6.08.

Restrictive Agreements.  The Borrowers will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrowers or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrowers or any other Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any asset pending such sale, provided such restrictions and conditions apply only to the Subsidiary or asset that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to Liens permitted by this Agreement if such restrictions or conditions apply only to the property or assets subject to such permitted Lien and (v) clause (a) of the foregoing shall not apply to customary provisions in leases, licenses and other contracts restricting the assignment thereof.

Section 6.09.

Fixed Charge Coverage.  If at any time after Availability is less than the Availability Event Trigger Amount, the Borrowers shall not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter most recently ended prior to the first date on which Availability was less than the Availability Event Trigger Amount, for the four consecutive fiscal quarter period then most recently ended to be less than 1.00:1.00.  In computing compliance with this Section 6.09, to the extent applicable, there shall be excluded in the computation of Capital Expenditures assets acquired as part of Permitted Acquisitions, even though the acquisition of such assets may be treated as Capital Expenditures under GAAP.

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)

the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)

the Borrowers shall fail to pay any interest on any Loan, the Revolving Credit Commitment Fee or any other fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Financing Document, when and as the same shall become due and payable;

(c)

any representation or warranty made or deemed made by the Borrowers or a Guarantor in the Financing Documents, or in any report, certificate, financial statement or other document furnished pursuant to the Financing Documents, shall prove to have been incorrect in any material respect as of the date when made or deemed made;

(d)

the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02 (with respect to insurance), 5.04 (with respect to audits), 5.05, 5.08, 5.09 (with respect to a Borrower’s existence), 5.10(c) or 5.12 or in Article VI;

(e)

the Borrowers or any Guarantor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Financing Document, and such failure shall continue unremedied for a period of 30 days;

(f)

default shall be made with respect to any Material Indebtedness of the Borrowers or any Subsidiary or Guarantor (excluding Indebtedness outstanding hereunder) if the effect of any such default shall be to accelerate, or to permit (with or without the giving of notice, the lapse of time or both) the holder or obligee of such Indebtedness (or any trustee on behalf of such holder or obligee) at its option to accelerate the maturity of such Indebtedness;

(g)

an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or any Subsidiary or Guarantor or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Subsidiary or Guarantor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h)

any Borrower or any Subsidiary or Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Subsidiary or Guarantor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(i)

any Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(j)

one or more judgments for the payment of money in an aggregate amount in excess of $6,000,000 (not covered by insurance where the carrier has accepted responsibility) shall be rendered against any Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Borrower or any Subsidiary to enforce any such judgment;

(k)

an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(l)

a Change in Control shall occur;

(m)

any of the Financing Documents shall for any reason cease to be, or shall be asserted by any Person obligated thereunder not to be, a legal, valid and binding obligation of such Person, including the improper filing by such Person of an amendment or termination statement relating to a filed financing statement describing the Collateral, or any Lien on any material portion of the Collateral purported to be created by any of such Financing Documents shall for any reason cease to be, or be asserted by any Person granting any such Lien not to be a valid, first priority perfected Lien (except to the extent otherwise permitted under any of the Financing Documents);

(n)

any material damage to, or loss, theft or destruction of, any material Collateral, not covered by insurance where the carrier has accepted responsibility, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty continuing for more than 30 consecutive days beyond the coverage of any applicable business interruption insurance, if in the case of any of the foregoing, any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

(o)

the filing of any Lien for taxes exceeding individually or in the aggregate $2,000,000; or

(p)

(i) an event described in subsections (g), (h) or (j) shall occur with respect to the CKI Trust or (ii) the trust agreement or other operative documents with respect to the CKI Trust shall be modified, amended or altered in a manner which could have a material adverse effect on the CKI Trust or otherwise be materially disadvantageous to the Lenders or (iii) the provisions of the CKI Intercreditor Agreement shall for any reason be revoked or invalidated or the validity or enforceability thereof be contested in any manner;

then, and in every such event (other than an event with respect to any Borrowers described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take any one or more of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, (iii) require that the Borrowers deposit cash collateral to the extent of the L/C Exposure or (iv) exercise any other rights or remedies available under the Financing Documents or applicable law; and in case of any event with respect to any Borrowers described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

ARTICLE VIII

The Administrative Agent

Each of the Lenders and each of the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent both as administrative agent and collateral agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Financing Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder and under the other Financing Documents shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein or in the other Financing Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or thereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to the Borrowers or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

With respect to the release of Collateral, the Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any property covered by this Agreement or the other Financing Documents (i) upon termination or expiration of the Commitments, the payment and satisfaction of all obligations arising with respect to the Loans, all fees and expenses, the expiration or termination of all the Letters of Credit and the reimbursement of all LC Disbursements; or (ii) constituting property being sold or disposed of in compliance with the provisions of the Financing Documents (and the Administrative Agent may rely in good faith conclusively on any certificate stating that the property is being sold or disposed of in compliance with the provisions of the Financing Documents, without further inquiry); provided, however, that (x) the Administrative Agent shall not be required to execute any release on terms which, in the Administrative Agent’s opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair any Liens upon all interests retained, all of which shall continue to constitute part of the property covered by the Financing Documents.

With respect to perfecting security interests in Collateral which, in accordance with Article 9 of the Uniform Commercial Code or any comparable provision of any Lien perfection statute in any applicable jurisdiction, can be perfected only by possession, each Lender hereby appoints each other Lender its agent for the purpose of perfecting such interest.  Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent, and, promptly upon the Administrative Agent’s request, shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent’s instructions.  Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any other Financing Document or to realize upon any Collateral for the Loans, it being understood and agreed that such rights and remedies may be exercised only by or with the approval of the Administrative Agent.

In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any and all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loans as a credit on account of the purchase price for any collateral payable by the Agent at such sale.  The Administrative Agent shall not be required to foreclose under, or otherwise exercise any rights and remedies under, any Mortgage if at the time that the Administrative Agent is required or directed to do so, (a) the Administrative Agent has not received environmental assessment reports reasonably satisfactory to it with respect to the property encumbered by such Mortgage, prepared by environmental testing firms reasonably satisfactory to it, indicating that the property encumbered by such Mortgage and the operations at such property are not in material violation of applicable Environmental Laws or (b) the Administrative Agent is not otherwise reasonably satisfied that there is no material environmental liability with respect to the applicable property or the operations at such property.

In the event that a petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law is filed by or against any Borrower or any other Person obligated under the Financing Document, the Administrative Agent is authorized, to the fullest extent permitted by applicable law, to file a proof of claim on behalf of itself and the Lenders in such proceeding for the total amount of obligations owed by such Person.  With respect to any such proof of claim which the Administrative Agent may file, each Lender acknowledges that without reliance on such proof of claim, such Lender shall make its own evaluation as to whether an individual proof of claim must be filed in respect of such obligations owed to such Lender and, if so, take the steps necessary to prepare and timely file such individual claim.

Subject to the limitations set forth below, the Administrative Agent may, at its option, from time to time, at any time on or after a Default and for so long as the same is continuing or upon any other failure of a condition precedent to providing Loans and Letters of Credit hereunder, make such disbursements and advances (“Special Agent Advances”) which the Administrative Agent, in good faith, (a) deems necessary or desirable either to preserve or protect the Collateral or any portion thereof or (b) enhance the likelihood of, or maximize the amount of, repayment by the Borrowers and Guarantors of the Loans and other Obligations; provided, that, the aggregate principal amount of the Special Agent Advances pursuant to this clause (b) shall not exceed 10% of the Commitment or result in the total amount of Obligations outstanding to exceed the Commitment or (c) to pay any other amount chargeable to any Borrower or Guarantor pursuant to the terms of this Agreement or any of the other Financing Documents consisting of (i) costs, fees and expenses and (ii) payments to any Issuing Bank.  Special Agent Advances shall be repayable on demand and together with all interest thereon shall constitute Obligations secured by the Collateral; provided, that if a Special Agent Advance remains outstanding for more than 60 days, the Required Lenders may revoke the Administrative Agent’s authorization to make Special Agent Advances.  Any such revocation must be in writing and shall become effective prospectively upon the Agent’s receipt thereof.  Special Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder.  Interest on Special Agent Advances shall be payable at the interest rate then payable on Alternate Base Rate Loans from time to time and shall be payable on demand.  Without limitation of its obligations pursuant to the first sentence of Section 2.01, each Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent’s demand, in immediately available funds, the amount equal to such Lender’s pro rata share of each such Special Agent Advance.  If such funds are not made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate for each day during such period and if such amounts are not paid within three (3) days of the Administrative Agent’s demand, at an interest rate equal to the LIBO Rate plus 2.5% per annum.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrowers.  Upon any such resignation, the Required Lenders shall have the right, with the approval of the Borrowers (not to be unreasonably withheld, except that no such approval shall be required upon the occurrence and continuance of a Default), to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank with such an office.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.  Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to and waives any claim based upon such conflict of interest.

The parties hereto agree that the titles Co-Syndication Agent and Co-Documentation Agent are honorary and confer no duties upon such agents except as a Lender hereunder, provided that each Co-Syndication Agent and Co-Documentation Agent shall be entitled to the rights and benefits specifically provided for herein.

ARTICLE IX

Miscellaneous

Section 9.01.

Notices.

(a)

Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)

if to the Borrowers, to them at 200 Madison Avenue, New York, New York 10016, Attention of Pamela Hootkin (Telecopy No. 212-381-3970) with copies for informational purposes only to Mark Fischer, Esq., Phillips-Van Heusen Corporation, 200 Madison Avenue, New York, New York 10016 (Telecopy No. 212-381-3970) and Jeffrey L. Elegant, Esq., Katten Muchin Rosenman LLP 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693 (Telecopy No. 312-577-4676);

(ii)

if to the Administrative Agent or the Swingline Lender, to JPMorgan Chase Bank, N.A., 530 Fifth Avenue, 8th Floor New York, NY 10036, Attention of Donna DiForio, Account Officer (Telecopy No. 212-837-3301) with copies for information purposes only to David L. Ruediger, Esq., Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue at Prudential Center, Boston, MA 02199 (Telecopy No. 617-227-4420); and

(iii)

if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b)

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by them; provided that approval of such procedures may be limited to particular notices or communications.

(c)

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 9.02.

Waivers; Amendments.

(a)

No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless given in accordance with paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b)

Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan, Note or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the Maturity Date or the scheduled date of payment of the principal amount of any Loan (other than pursuant to Section 2.10(c) hereof) or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) increase any percentage or amount contained in the definition of Borrowing Base, release all or substantially all of the Collateral or make overadvances without the written consent of each Lender, (vi) release any Guarantee (other than in accordance with its terms) without the written consent of each Lender or (vii) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Banks or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, each of the Issuing Banks or the Swingline Lender, as the case may be.

Section 9.03.

Expenses; Indemnity; Damage Waiver.

(a)

The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation of this Agreement or any amendments, modifications or waivers requested by the Borrowers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) during the continuance of a Default, all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)

The Borrowers shall indemnify the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claim, damages, liabilities or related expenses are attributable to an action brought by one Indemnitee against another Indemnitee or determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)

To the extent that the Borrowers fail to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the applicable Issuing Bank or the Swingline Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought and based upon the Revolving Credit Exposure) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, any Issuing Bank or the Swingline Lender in its capacity as such.

(d)

To the extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e)

All amounts due under this Section shall be payable promptly after written demand therefor.

Section 9.04.

Successors and Assigns.

(a)

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) other than in accordance with Section 6.03, the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including an Affiliate of any Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)

the Borrowers, provided that no consent of the Borrowers shall be required for an assignment to a Lender, an Affiliate of a Lender, or, if a Default under Article VII has occurred and is continuing, any other assignee; and

(B)

the Administrative Agent (such consent not to be unreasonably withheld).

(ii)

Assignments shall be subject to the following additional conditions:

(A)

except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrowers and the Administrative Agent otherwise consent, provided that no such consent of the Borrowers shall be required if a Default under Article VII has occurred and is continuing;

(B)

each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)

the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $5,000; and

(D)

the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(iii)

Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)

The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)

Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, any Note or Notes subject to such assignment and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.  Upon notice to the Borrowers, at the Borrowers’ expense, the Borrowers shall execute and deliver to the Administrative Agent in exchange for such surrendered Notes, new Notes to the order of the assignee in an amount equal to the portion of the Commitments assumed by it pursuant to such Assignment and Assumption and, if the assigning Lender has retained any Commitment hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder.

(c)

(1) Any Lender may, without the consent of the Borrowers, the Administrative Agent, any Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrowers agree, to the fullest extent permitted under applicable law, that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

(ii)

A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender.

(d)

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and the Notes issued to such Lender to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05.

Survival.  All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and the issuance of any Letters of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.  The provisions of Sections

2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

Section 9.06.

Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Financing Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07.

Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08.

Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers or their Subsidiaries against any of and all the obligations of the Borrowers or their Subsidiaries now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 9.09.

GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.  ii) THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b)

Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any

Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrowers or their properties in the courts of any jurisdiction.

(c)

Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10.

WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11.

Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12.

Confidentiality.  Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, rating agencies, portfolio management servicers, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrowers or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers.  For the purposes of this Section, “Information” means all information received from the Borrowers relating to the Borrowers or their businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential.  Should a party be required to disclose Information pursuant to a subpoena, similar legal process or applicable law or regulations, such party shall, to the extent permitted by applicable law, notify the Borrowers.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.13.

Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.14.

USA Patriot Act.  Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub.  L.  107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Act.

Section 9.15.

Acknowledgement.

(a)

This is an amendment and restatement of, and is in substitution and replacement for, the Existing Credit Agreement.  Each of the Borrowers agrees that the obligations of such Borrower to the Administrative Agent and each of the Lenders as evidenced by or otherwise arising under the other Financing Documents, except as otherwise expressly modified in this Agreement upon the terms set forth herein, are, by such Borrower’s execution of this Agreement, ratified and confirmed in all respects.  The Security Agreement and each other Financing Document to which such Borrower is a party and all security interests and Liens granted thereunder shall continue in full force and effect and is and shall continue to be applicable to all of the Obligations and to this Agreement.  Each of the Borrowers acknowledges and agrees that as of the Effective Date, the aggregate outstanding principal amount of the Loans is an amount equal to $0 and the aggregate outstanding principal amount available for drawing under outstanding Letters of Credit is $134,526,148.24.

(b)

Each of the Borrowers acknowledges and agrees that, as of the Effective Date: (i) none of the Borrowers has any claim or cause of action against any of the Lenders or the Administrative Agent (or any of their directors, officers, employees, attorneys or agents); (ii) none of the Borrowers has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Administrative Agent; and (iii) each of the Lenders and the Administrative Agent have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers.  Therefore, each of the Borrowers, on its own behalf and on behalf of each of its respective successors and assigns, hereby waive, release and discharge the Lenders and the Administrative Agent and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Financing Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PHILLIPS-VAN HEUSEN CORPORATION, Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   Sr. V.P.

THE IZOD CORPORATION, Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH WHOLESALE CORP., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH RETAIL CORP., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

IZOD.COM. INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

G.H. BASS FRANCHISES INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

[Signature Page to PVH Credit Agreement]

CD GROUP INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH CK STORES, INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH OHIO, INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH MICHIGAN, INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH PENNSYLVANIA, INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH WHOLESALE NEW JERSEY, INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

[Signature Page to PVH Credit Agreement]

PVH RETAIL MANAGEMENT COMPANY, Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

PVH SUPERBA/ INSIGNIA NECKEWEAR, INC., Borrower

By:

/s/ Pamela N. Hootkin

Name: Pamela N. Hootkin

Title:   V.P.

[Signature Page to PVH Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative and Collateral Agent and Swingline Lender

By:

/s/ Donna M. DiForio

Name: Donna M. DiForio

Title:   Vice President

[Signature Page to PVH Credit Agreement]

BANK OF AMERICA, N.A., individually and as Joint Lead Arranger and Co-Syndication Agent,

By:

/s/ Christine Hutchinson

Name: Christine Hutchinson

Title:   Vice President

[Signature Page to PVH Credit Agreement]

SUNTRUST BANK, individually and as Co-Syndication Agent,

By:

/s/ Mark Picketing

Name: Mark Picketing

Title:   Director

[Signature Page to PVH Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCATION, individually and as Co-Documentation Agent,

By:

/s/ Constantine Kikos

Name: Constantine Kikos

Title:   Associate

[Signature Page to PVH Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., individually and as Co-Documentation Agent,

By:

/s/ James Bodie

Name: James Bodie

Title:   VP Account Executive

[Signature Page to PVH Credit Agreement]

THE BANK OF NEW YORK

By:

/s/ Erin Morissey

Name: Erin Morissey

Title:   Assistant Vice President

[Signature Page to PVH Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:

/s/ Edward Chonko

Name: Edward Chonko

Title:   Vice President

[Signature Page to PVH Credit Agreement]

WEBSTER BUSINESS CREDIT CORPORATION

By:

/s/ Daniel Stampfel

Name: Daniel Stampfel

Title:   V.P.

[Signature Page to PVH Credit Agreement]

BANK LEUMI USA

By:

/s/ Joel Koenigsberg

Name: Joel Koenigsberg

Title:   First Vice President

By:

/s/ Nancy Pulla

Name: Nancy Pulla

Title:   Assistant Treasurer

[Signature Page to PVH Credit Agreement]

SCHEDULE 1.01

Existing Letters of Credit

July 10, 2007

Standby Letters of Credit Outstanding

JPMorganChase

By Applicant & Expiry Date

JP Morgan Reference	Client Reference	Beneficiary Name	Beneficiary City	Beneficiary State	Date LC Open	Expiry Date	Currency	LC Amount	Available Amount in LC Curr	USD Outstanding

Applicant: CALVIN KLEIN INC.

230998	T-230998	[***]		UNITED STATES	06/27/94	06/27/08	USD	[***]	[***]	[***]

						Grand Total for Applicant:				[***]

Applicant: CALVIN KLEIN TRADEMARK TRUST

237674	T-237674	[***]		SLOVENIA	05/23/03	11/28/07	USD	[***]	[***]	[***]

226827	T-226827	[***]		GERMANY	06/20/02	06/18/08	EUR	[***]	[***]	[***]

						Grand Total for Applicant:				[***]

Applicant: PHILLIPS-VAN HEUSEN CORP

TTS-228065	TTTS-228065	[***]		UNITED STATES	01/20/06	12/31/07	USD	[***]	[***]	[***]

236329	T-236329	[***]		UNITED KINGDOM	04/08/03	08/01/08	GBP	[***]	[***]	[***]

						Grand Total for Applicant:				[***]

Applicant: PHILLIPS-VAN HEUSEN CORPORATION

PTS-302990	TPTS-302990	[***]		UNITED STATES	01/02/07	01/06/08	USD	[***]	[***]	[***]

						Grand Total for Applicant:				[***]

						USD Total All::				[***]

[***] Redacted pursuant to a request for confidential treatment.

Trade ChannelDate Format: MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 1

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

Reference Numbers
PVH Corp Reference	JP Morgan Reference	Beneficiary Name	Open Date	Expiry Date	Latest Ship Date	Currency	Outstanding	Outstanding USD Equivalent
ARROW SPORT/551472	HLHI-551472	[***]	04/10/07	09/30/07		USD	[***]	[***]
ARROW SPORT/551473	HLHI-551473	[***]	04/10/07	09/15/07		USD	[***]	[***]
ARROW SPORT/551743	HLHI-551743	[***]	06/28/07	11/04/07	10/14/07	USD	[***]	[***]
ARROWSPORT/23197963	PVH010335	[***]	02/28/07	07/27/07		USD	[***]	[***]
ARROWSPORT/46203961	PVH010323	[***]	02/21/07	07/16/07		USD	[***]	[***]
ARROWSPORT/551361	HLHI-551361	[***]	03/16/07	08/15/07		USD	[***]	[***]
ARROWSPORT/551412	HLHI-551412	[***]	03/26/07	07/15/07	06/30/07	USD	[***]	[***]
ARROWSPORT/551444	HLHI-551444	[***]	04/03/07	06/14/07	05/30/07	USD.	[***]	[***]
ARROWSPORT/551467	HLHI-551467	[***]	04/10/07	08/14/07		USD	[***]	[***]
ARROWSPORT/551474	HLHI-551474	[***]	04/10/07	08/22/07		USD	[***]	[***]
ARROWSPORT/551494	HLHI-551494	[***]	04/10/07	09/09/07		USD	[***]	[***]
ARROWSPORT/551523	HLHI-551523	[***]	04/19/07	08/25/07	08/10/07	USD	[***]	[***]
ARROWSPORT/551593	HLHI-551593	[***]	05/09/07	09/15/07		USD	[***]	[***]
ARROWSPORT/561607	HLHI-551607	[***]	05/11/07	08/02/07		USD	[***]	[***]
ARROWSPORT/551615	HLHI-551615	[***]	05/15/07	09/14/07		USD	[***]	[***]
ARROWSPORT/551678	HLHI-551678	[***]	05/31/07	09/30/07	09/15/07	USD	[***]	[***]
ARROWSPORT/551697	HLHI-551697	[***]	06/07/07	10/14/07		USD	[***]	[***]
ARROWSPORT/551700	HLHI-551700	[***]	06/07/07	09/29/07	09/14/07	USD	[***]	[***]
ARROWSPORT/551722	HLHI-551722	[***]	06/15/07	09/09/07	08/25/07	USD	[***]	[***]
ARROWSPORT/551786	HLHI-551786	[***]	07/03/07	09/25/07		USD	[***]	[***]
ARROWSPORT/83096211	PVH010309	[***]	02/12/07	08/20/07		USD	[***]	[***]
ARROWSPORT/97990691	PVH010333	[***]	02/27/07	07/10/07		USD	[***]	[***]
BASS APP/ 551531	HLHI-551531	[***]	04/24/07	08/28/07		USD	[***]	[***]
BASS APP/551342	HLHI-551342	[***]	03/13/07	06/21/07		USD	[***]	[***]
BASS APP/551499	HLHI-551499	[***]	04/11/07	06/24/07		USD	[***]	[***]
BASS APP/551527	HLHI-551527	[***]	04/20/07	07/15/07	06/24/07	U.SD	[***]	[***]
BASS APP/551621	HLHI-551621	[***]	05/18/07	08/05/07		USD	[***]	[***]
BASS APP1551704	HLHI-551704	[***]	06/08/07	09/25/07	09/10/07	USD	[***]	[***]
BASS APP/551721	HLHI-551721	[***]	06/15/07	10/06/07		USD	[***]	[***]
BASS APP/551749	HLHI-551749	[***]	06/22/07	09/09/07	08/19/07	USD	[***]	[***]
BASS APP/9669898804	PVH010331	[***]	02/26/07	07/31/07		USD	[***]	[***]
BASS APP/9694029007	PVH010123	[***]	11/29/06	07103/07		USD	[***]	[***]
CK SPORT/551606	HLHI-551606	[***]	05/11/07	08/14/07		USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 2

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

CK SPORT/551703	HLHI-551703	[***]	06/08/07	09/07/07		USD	[***]	[***]
CK-SPORT/551356	HLHI-551356	[***]	04/02/07	07/15/07		USD	[***]	[***]
CK-SPORT/551466	HLHI-551466	[***]	04/04/07	06/30/07		USD.	[***]	[***]
CK-SPORT/551498	HLHI-551498	[***]	04/11/07	07/05/07	06/20/07	USD	[***]	[***]
CK-SPORT/551502	HLHI-551502	[***]	04/12/07	07/14/07		USD	[***]	[***]
CK-SPORT/551605	HLHI-551605	[***]	05/11/07	08/14/07		USD	[***]	[***]
CK-SPORT/551813	HLHI-551813	[***]	07/06/07	09/15/07		USD	[***]	[***]
CK-SPORT/551814	HLHI-551814	[***]	07/06/07	09/30/07		USD	[***]	[***]
CK-SPORT/551815	HLHI-551815	[***]	07/06/07	09/30107		USD	[***]	[***]
G/BEENE/551315	HLHI-551315	[***]	03/08/07	07/27/07		USD	[***]	[***]
G/BEENE/551436	HLHI-551436	[***]	04/02/07	07/08/07		USD	[***]	[***]
G/BEENE/551469	HLHI-551469	[***]	04/10/07	08/09/07		USD	[***]	[***]
G/BEENE/551470	HLHI-551470	[***]	04/10/07	09/05/07		USD	[***]	[***]
G/BEENE/551595	HLHI-551595	[***]	05/09/07	10/06/07	09/15/07	USD	[***]	[***]
G/BEENE/551608	HLHI-551608	[***]	05/14/07	08/05/07		USD	[***]	[***]
G/BEENE/551616	HLHI-551616	[***]	05/18/07	09/25/07		USD	[***]	[***]
G/BEENE/551747	HLHI-551747	[***]	06/22/07	09/09/07	08/19/07	USD	[***]	[***]
GEOFSPHK/551507	HLHI-557507	[***]	04/16/07	08/09/07	07/25/07	USD	[***]	[***]
GH BASS SP/551468	HLHI-551468	[***]	04/10/07	08/09/07		USD	[***]	[***]
GH BASS SP/551600	HLHI-551600	[***]	05/11/07	08/04/07	07/20/07	USD	[***]	[***]
GH BASS SP/551603	HLHI-551603	[***]	05/11/07	09/14/07	08/30/07	USD	[***]	[***]
GH BASS SP/70547900	PVH010305	[***]	02/12/07	06/14/07		USD	[***]	[***]
GH BASS SP/95181304	PVH010308	[***]	02/12/07	06/14/07		USD	[***]	[***]
GH-BASS SPORT/55147	HLHI-551475	[***]	04/10/07	07/15/07	06/30/07	USD	[***]	[***]
GH BASS SPORT/55159	HLHI-551592	[***]	05/09/07	09/09/07	08/25/07	USD	[***]	[***]
HLHI-613136	HLHI-613136	[***]	05/15/07	08/23/07		USD	[***]	[***]
IZ LIFE/16065301094	PVH010307	[***]	02/12/07	08/09/07		USD	[***]	[***]
IZ LIFE/551557	HLHI-551557	[***]	04/27/07	07/30/07	07/15/07	USD	[***]	[***]
IZ LIFE/551558	HLHI-551558	[***]	04/27/07	07/30/07	07/15/07	USD	[***]	[***]
IZ LIFE/551715	HLHI-551715	[***]	06/15/07	08/31/07	08/16/07	USD	[***]	[***]
IZ LIFE/551730	HLHI-551730	[***]	06/15/07	08/26/07	08/11/07	USD	[***]	[***]
IZ WOMEN/551441	HLHI-551441	[***]	04/03/07	07/16/07		USD	[***]	[***]
IZ WOMEN/551619	HLHI-551619	[***]	05/17/07	09/15/07		USD	[***]	[***]
IZ WOMEN/551691	HLHI-551691	[***]	06/01/07	08/09/07	07/25/07	USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 3

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

IZ WOMEN/551702	HLHI-551702	[***]	06/08/07	09/09/07		USD	[***]	[***]
IZ/551390	HLHI-551390	[***]	03/22/07	08/14/07		USD	[***]	[***]
IZLIFE/551437	HLHI-551437	[***]	04/02/07	06/20/07		USD	[***]	[***]
IZLIFE/551597	HLHI-551597	[***]	05/10/07	07/25/07	07/04/07	USD	[***]	[***]
IZLIFE/551677	HLHI-551677	[***]	05/30/07	07/19/07	07/04/07	USD	[***]	[***]
IZOD RET/1679567755	PVH010306	[***]	02/12/07	07/13/07	05/24/07	USD	[***]	[***]
IZOD RET/551354	HLHI-551354	[***]	04/02/07	09/13/07		USD	[***]	[***]
IZOD RET/551438	HLHI-551438	[***]	04/02/07	06/20/07		USD	[***]	[***]
IZOD RET/551520	HLHI-551520	[***]	04/18/07	10/08/07		USD	[***]	[***]
IZOD RET/551575	HLHI-551575	[***]	05/04/07	07/30/07	07/15/07	USD	[***]	[***]
IZOD RET/551588	HLHI-551588	[***]	05/10/07	07/25/07	07/04/07	USD	[***]	[***]
IZOD RET/551694	HLHI-551694	[***]	06/05/07	10/26/07	10/11/07	USD	[***]	[***]
IZOD RET/551720	HLHI-551720	[***]	06/20/07	09/19/07		USD	[***]	[***]
IZOD/2292298215378	PVH010301	[***]	02/08/07	06/25/07		USD	[***]	[***]
IZOD/2562532968348	PVH010324	[***]	02/21/07	08/04/07		USD	[***]	[***]
IZOD/551287	HLHI-551287	[***]	03/05/07	07/15/07		USD	[***]	[***]
IZOD/551312	HLHI-551312	[***]	03/08/07	07/10/07		USD	[***]	[***]
IZOD/551350	HLHI-551350	[***]	03/14/07	07/30/07		USD	[***]	[***]
IZOD/551373	HLHI-551373	[***]	03/19/07	07/21/07	06/30/07	USD	[***]	[***]
IZOD/551425	HLHI-551425	[***]	03/29/07	06/15/07	05/25/07	USD	[***]	[***]
IZOD1551429	HLHI-551429	[***]	03/29/07	07/05/07		USD	[***]	[***]
IZOD/551439	HLHI-551439	[***]	04/02/07	07/10/07		USD	[***]	[***]
IZOD/551440	HLHI-551440	[***]	04/02/67	06/14/07		USD	[***]	[***]
IZOD/551465	HLHI-551465	[***]	04/10/07	09/04/07		USD	[***]	[***]
IZOD/551471	HLHI-551471	[***]	04/10/07	09/04/07		USD	[***]	[***]
IZOD/551477	HLHI-551477	[***]	04/16/07	08/15/07		USD	[***]	[***]
IZOD/551495	HLHI-551495	[***]	04/19/07	09/04/07		USD	[***]	[***]
IZOD/551503	HLHI-551503	[***]	04/12/07	07/15/07		USD	[***]	[***]
IZOD/551594	HLHI-551594	[***]	05/09/07	09/04/07	08/20/07	USD	[***]	[***]
IZOD/551604	HLHI-551604	[***]	05/11/07	08/04/07		USD	[***]	[***]
IZOD/551614	HLHI-551614	[***]	05/15/07	09/14/07		USD	[***]	[***]
IZOD/551670	HLHI-551670	[***]	05/25/07	10/15/07		USD	[***]	[***]
IZOD/551671	HLHI-551671	[***]	05/25/07	10/06/07		USD	[***]	[***]
IZOD/551672	HLHI-551672	[***]	05/25/07	09/30/07		USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 4

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

IZOD/551674	HLHI-551674	[***]	05/25/07	09/29/07		USD	[***]	[***]
IZOD/551696	HLHI-551696	[***]	06/07/07	09/30/07		USD	[***]	[***]
IZOD/551699	HLHI-551699	[***]	06/07/07	10/10/07		USD	[***]	[***]
IZOD/551705	HLHI-551705	[***]	06/08/07	09/25/07		USD	[***]	[***]
IZOD/551716	HLHI-551716	[***]	06/15/07	10/15/07		USD	[***]	[***]
IZOD/551782	HLHI-551782	[***]	07/03/07	10/20/07	10/05/07	USD	[***]	[***]
IZOD/551793	HLHI-551793	[***]	07/04/07	09/20/07	09/05/07	USD	[***]	[***]
IZOD/551806	HLH1-551806	[***]	07/04/07	11/14/07		USD	[***]	[***]
IZOD/5563570086004	PVH010334	[***]	02/28/07	07/15/07		USD	[***]	[***]
IZOD/9013660196411	PVH010325	[***]	02/21/07	08/15/07		USD	[***]	[***]
IZOD/9087159556375	PVH009482	[***]	05/19/06	06/15/07	09/15/06	USD	[***]	[***]
OUTLET/338475976570	PVH010304	[***]	02/12/07	07/06/07		USD	[***]	[***]
OUTLET/551357	HLHI-551357	[***]	04/02/07	07/31/07		USD	[***]	[***]
OUTLET/551521	HLHI-551521	[***]	04/18/07	09/30/07		USD	[***]	[***]
OUTLET/551556	HLHI-551556	[***]	04/27/07	08/28/07		USD	[***]	[***]
OUTLET/551576	HLHI-551576	[***]	05/04/07	10/09/07		USD	[***]	[***]
OUTLET/551695	HLHI-551695	[***]	06/05/07	10/30/07	10/15/07	USD	[***]	[***]
OUTLET/551798	HLHI-551798	[***]	07/03/07	10/30/07	10/15/07	USD	[***]	[***]
RTCO/551799	HLHI-551799	[***]	07/06/07	08/28/07	08/13/07	USD	[***]	[***]
SP CAN/551277	HLHI-551277	[***]	03/05/07	07/10/07	05/30/07	USD	[***]	[***]
SP CAN/551279	HLHI-551279	[***]	03/05/07	06/14/07	05/30/07	USD	[***]	[***]
SPORT CAN/551476	HLHI-551476	[***]	04/10/07	07/15/07	06/30/07	USD	[***]	[***]
SPORT CAN/551508	HLHI-551508	[***]	04/16/07	08/09/07		USD	[***]	[***]
SPORT CAN/551617	HLHI-551617	[***]	05/16/07	10/20/07	10/05/07	USD	[***]	[***]
SPORT-CAN/551501	HLHI-551501	[***]	04/13/07	06/15/07	05/25/07	USD	[***]	[***]
SPORT-CAN/551518	HLHI-551518	[***]	04/18/07	08/09/07		USD	[***]	[***]
SPORT-CAN/551519	HLHI-551519	[***]	04/18/07	07/20/07		USD	[***]	[***]
SPORT-CAN/551690	HLHI-551690	[***]	06/01/07	08/09/07	07/25/07	USD	[***]	[***]
SPORT-CAN/561718	HLHI-551718	[***]	06/15/07	09/09/07	08/25/07	USD	[***]	[***]
VAN HEUSEN/550969	HLHI-550969	[***]	03/06/07	07/01/07	06/16/07	USD	[***]	[***]
VAN HEUSEN/551294	HLHI-551294	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551295	HLHI-551295	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551296	HLHI-551296	[***]	03/07/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551297	HLHI-551297	[***]	03/08/07	07/08/07		USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 5

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

VAN HEUSEN/551298	HLHI.551298	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551299	HLHI-551299	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551300	HLHI-551300	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551301	HLHI-551301	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551302	HLHI-551302	[***]	03/06/07	07/01/07		USD	[***]	[***]
VAN HEUSEN/551365	HLHI-551365	[***]	03/20/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551366	HLHI-551366	[***]	03/21/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551367	HLHI-551367	[***]	03/20/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551368	HLHI-551368	[***]	03/20/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551369	HLHI-551369	[***]	03/20/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551370	HLHI-551370	[***]	03/21/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551371	HLHI-551371	[***]	03/21/07	08/25/07		USD	[***]	[***]
VAN HEUSEN/551372	HLHI-551372	[***]	03/21/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551375	HLHI-551375	[***]	03/20/07	07/15/07		USD	[***]	[***]
VAN HEUSEN/551447	HLHI-551447	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551448	HLHI-551448	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551450	HLHI-551450	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551451	HLHI-551451	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551452	HLHI-551452	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551455	HLHI-551455	[***]	04/04/07	08/01/07	07/17/07	USD	[***]	[***]
VAN HEUSEN/551456	HLHI-551456	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551457	HLHI-551457	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551459	HLHI-551459	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551460	HLHI-551460	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551463	HLHI-551463	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551464	HLHI-551464	[***]	04/04/07	08/01/07		USD	[***]	[***]
VAN HEUSEN/551510	HLHI-551510	[***]	04/18/07	08/15/07		USD	[***]	[***]
VAN HEUSEN/551511	HLHI-551511	[***]	04/18/07	08/19/07		USD	[***]	[***]
VAN HEUSEN/551512	HLHI-551512	[***]	04/18/07	08/15/07		USD	[***]	[***]
VAN HEUSEN/551513	HLHI-551513	[***]	04/18/07	08/15/07		USD	[***]	[***]
VAN HEUSEN/551514	HLHI-551514	[***]	04/18/07	08/15/07		USD	[***]	[***]
VAN HEUSEN/551515	HLHI-551515	[***]	04/18/07	08/15/07		USD	[***]	[***]
VAN HEUSEN/551516	HLHI-551516	[***]	04/18/07	08/15/07		USD	[***]	[***]
VAN HEUSEN/551517	HLHI-551517	[***]	04/18/07	08/15/07		USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 6

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

VAN HEUSEN/551565	HLHI-551565	[***]	05/03/07	08/31/07		USD	[***]	[***]
VAN HEUSEN/551566	HLHI-551566	[***]	05/03/07	08/31/07		USD	[***]	[***]
VAN HEUSEN/551567	HLHI-551567	[***]	05/03/07	09/04/07		USD	[***]	[***]
VAN HEUSEN/551568	HLHI-551568	[***]	05/03/07	08/31/07	08/16/07	USD	[***]	[***]
VAN HEUSEN/551569	HLHI-551569	[***]	05/03/07	08/31/07		USD	[***]	[***]
VAN HEUSEN/551570	HLHI-551570	[***]	05/03/07	08/31/07		USD	[***]	[***]
VAN HEUSEN/551571	HLHI-551571	[***]	05/03/07	08/31/07	08/16/07	USD	[***]	[***]
VAN HEUSEN/551572	HLHI-551572	[***]	05/0307	08/31/07		USD	[***]	[***]
VAN HEUSEN/551573	HLHI-551573	[***]	05/03/07	08/31107		USD	[***]	[***]
VAN HEUSEN/551574	HLHI-551574	[***]	05/03/07	08/31/07		USD	[***]	[***]
VAN HEUSEN/551624	HLHI-551624	[***]	05/18/07	09/14/07	08/30/07	USD	[***]	[***]
VAN HEUSEN/551625	HLHI-551625	[***]	05/18107	09/14/07	08/30/07	USD	[***]	[***]
VAN HEUSEN/551626	HLHI-551626	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551627	HLHI-551627	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551628	HLHI-551628	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551629	HLHI-551529	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551630	HLHI-551630	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551631	HLHI-551631	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551632	HLHI-551632	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551635	HLHI-551635	[***]	05/21/07	08/31/07	08/16/07	USD	[***]	[***]
VAN HEUSEN/551680	HLHI-551680	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551681	HLHI-551681	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551682	HLHI-551682	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551683	HLHI-551683	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551684	HLHI-551684	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551685	HLHI-551685	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551686	HLHI-551686	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551687	HLHI-551687	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551688	HLHI-551688	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551689	HLHI-551689	[***]	06/01/07	10/01/07		USD	[***]	[***]
VAN HEUSEN/551717	HLHI-551717	[***]	06/20/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/551723	HLHI-551723	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/551724	HLHI-551724	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/551725	HLHI-551725	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 7

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

VAN HEUSEN/551726	HLHI-551726	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/551727	HLHI-551727	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/551728	HLHI-551728	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/551729	HLHI-551729	[***]	06/15/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/551800	HLHI-551800	[***]	07/04/07	10/31/07	10/16/07	USD	[***]	[***]
VAN HEUSEN/551801	HLHI-551801	[***]	07/04/07	10/31/07	10/16/07	USD	[***]	[***]
VAN HEUSEN/551802	HLHI-551802	[***]	07/04/07	10/31/07	10/16/07	USD	[***]	[***]
VAN HEUSEN/551803	HLHI-551803	[***]	07/04/07	10/31/07	10/16/07	USD	[***]	[***]
VAN HEUSEN/551804	HLHI-551804	[***]	07/04/07	10/31/07	10/16/07	USD	[***]	[***]
VAN HEUSEN/551805	HLHI-551805	[***]	07/04/07	10/15/07	09/30/07	USD	[***]	[***]
VAN HEUSEN/173168363	PVH010311	[***]	02/14/07	06/14/07	05/30107	USD	[***]	[***]
VAN HEUSEN/181362474	PVH010313	[***]	02/14/07	06/14/07	05/30/07	USD	[***]	[***]
VAN HEUSEN/315429606	PVH010312	[***]	02/14/07	06/22/07		USD	[***]	[***]
VAN HEUSEN/395729297	PVH010286	[***]	02/01/07	06/14/07	05/16/07	USD	[***]	[***]
VAN HEUSEN/405921081	PVH010314	[***]	02/14/07	06/14/07		USD	[***]	[***]
VAN HEUSEN/439151642	PVH010287	[***]	02/01/07	06/14/07	05/16/07	USD	[***]	[***]
VAN HEUSEN/452427543	PVH010291	[***]	02/01/97	06/14/07		USD	[***]	[***]
VAN HEUSEN/551504	HLHI-551504	[***]	04/13/07	06/25/07	06/10/07	USD	[***]	[***]
VAN HEUSEN/551564	HLHI-551564	[***]	05/03/07	08/31/07		USD	[***]	[***]
VAN HEUSEN/551623	HLHI.551623	[***]	05/18/07	09/14/07		USD	[***]	[***]
VAN HEUSEN/551679	HLHI-551679	[***]	06/01/07	10/01/07	09/16/07	USD	[***]	[***]
VAN HEUSEN/665523277	PVH010317	[***]	02/14/07	06/14/07	05/30/07	USD	[***]	[***]
VAN HEUSEN/686341776	PVH010316	[***]	02/14/07	06/14/07	05/30/07	USD	[***]	[***]
VAN HEUSEN/808558356	PVH010318	[***]	02/14/07	06/14/07		USD	[***]	[***]
VAN HEUSEN/863490197	PVH010210	[***]	12/29/06	06/14/07		USD	[***]	[***]
VAN HEUSEN/897902747	PVH010315	[***]	02/14/07	06/14/07	05/30/07	USD	[***]	[***]
VH SPORT/1355	HLHI-551355	[***]	03/14/07	07/10/07		USD	[***]	[***]
VH SPORT/2580451530	PVH010300	[***]	02/08/07	07/15/07		USD	[***]	[***]
VH SPORT/551278	HLHI-551278	[***]	03/05/07	08/12/07		USD	[***]	[***]
VH SPORT/551391	HLHI-551391	[***]	03/22/07	08/09/07		USD	[***]	[***]
VH SPORT/551497	HLHI-551497	[***]	04/11/07	08/25/07	08/10/07	USD	[***]	[***]
VH SPORT/551506	HLHI-551506	[***]	04/13/07	09/18/07		USD	[***]	[***]
VH SPORT/551601	HLHI-551601	[***]	05/11/07	09/12/07	08/28/07	USD	[***]	[***]
VH SPORT/551602	HLHI-551602	[***]	05/11/07	09/12/07	08/28/07	USD	[***]	[***]

Trade ChannelDate Format:  MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 8

July 10, 2007

Phillips-Van Heusen Corporation

JPMorganChase

Letters of Credit Outstanding

By Importer Reference Number

VH SPORT/551698	HLHl-551698	[***]	06/07/07	09/16/07	09/01/07	USD	[***]	[***]
VH SPORT/551744	HLHI-551744	[***]	06/21/07	10/15/07	09/30/07	USD	[***]	[***]
VH SPORT/551745	HLHI-551745	[***]	06/21/07	10/21/07	09/30/07	USD	[***]	[***]
VH SPORT/6751851627	PVH010310	[***]	02/13/07	07/21/07	05/25/07	USD	[***]	[***]
VH SPORT/9130357205	PVH010326	[***]	02/21/07	06/14/07		USD	[***]	[***]

Trade ChannelDate Format: MM/DD/YY

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 9

[LOGO] The BANK of NEW YORK.

10-Jul-07

PARTICIPATION NOTICE

To:  Ms. Brenda Thompson

Dear Ms. Thompson

Pursuant to the credit agreement for Phillips Van Heusen Corp., we hereby give notice of the following Letter of Credit Outstandings as of 07/10/07.

L/C	Amount	Expiry Date	Date of Change
S0000047380	$ [***]	01/30/2008	—
S0000047728	[***]	03/20/2008	—
S0100035794	[***]	05/09/2008	—
S1000032091	[***]	02/17/2008	—
S1000032251	[***]	03/19/2008	—
Total Outstandings	$ [***]

Please update your records accordingly.  If you have any questions regarding this information, please contact Sonia Tirado at (315) 765-4146.

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 9

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

PVH Reference	L/C Number	Issue Date	Expiry Date	Beneficiary Name	Outstanding Amount in USD

Applicant: ARROW CANADA - HK Bank Host ID: 5007761
0000064452093	64452093	04/10/2007	07/01/2007	[***]	[***]
0000064452127	64452127	04/24/2007	06/30/2007	[***]	[***]
0000064452210	64452210	05/22/2007	08/04/2007	[***]	[***]
0000064452215	64452215	05/22/2007	08/09/2007	[***]	[***]
0000064452221	64452221	05/22/2007	08/08/2007	[***]	[***]
0000064452212	64452212	05/23/2007	08/15/2007	[***]	[***]
0009964452247	64452247	06/01/2007	08/09/2007	[***]	[***]
9000064452272	64452272	06/08/2007	08/20/2007	[***]	[***]
9000064452284	64452284	06/15/2007	09/09/2007	[***]	[***]
0000064452285	64452285	06/15/2007	09/09/2007	[***]	[***]
			Totals for: ARROW CANADA – HK Count:	10	[***]

Applicant: ARROW CANADA – US Bank Host ID: 01437621
0000064452218	64452218	05/25/2007	08/22/2007	[***]	[***]
			Totals for: ARROW CANADA – US Count:	1	[***]

Applicant: ARROW SPORT – HK Bank Host ID: 01437621
0000064452015	64452015	03/26/2007	07/16/2007	[***]	[***]
0000064452027	64452027	03/28/2007	07/14/2007	[***]	[***]
0000064452033	64452033	03/29/2007	06/30/2007	[***]	[***]
0000064452057	64452057	04/03/2007	08/14/2007	[***]	[***]
0000064452105	64452105	04/12/2007	06/30/2007	[***]	[***]
0000064452122	64452122	04/23/2007	08/14/2007	[***]	[***]
0000064452119	64452119	04/29/2007	07/15/2007	[***]	[***]
0000064452139	64452139	04/30/2007	07/15/2007	[***]	[***]
0000064452147	64452147	05/07/2007	08/11/2007	[***]	[***]
0000064452164	64452164	05/10/2007	07/25/2007	[***]	[***]
0000064452184	64452184	05/11/2007	08/09/2007	[***]	[***]
0000064452186	64452186	05/11/2007	08/15/2007	[***]	[***]
0000064452277	64452277	06/08/2007	09/30/2007	[***]	[***]
0000064452278	64452278	06/08/2007	09/15/2007	[***]	[***]
0000064452282	64452282	06/11/2007	09/09/2007	[***]	[***]
0000064474735	64474735	06/22/2007	09/15/2007	[***]	[***]
0000064474749	64474749	06/26/2007	09/16/2007	[***]	[***]
0000064474761	64474761	06/28/2007	08/29/2007	[***]	[***]
0000064474775	64474775	06/29/2007	09/20/2007	[***]	[***]
		Totals for: ARROW SPORT – HK Count:		19	[***]

Applicant: BASS APPAREL – HK Bank Host ID: 50065790
0000064451987	44451987	03/22/2007	07/22/2007	[***]	[***]
0000064452006	64452006	03/23/2007	07/11/2007	[***]	[***]
0000064452021	64452021	03/26/2007	07/11/2007	[***]	[***]
0000064452060	64452060	04/10/2007	08/13/2007	[***]	[***]
0000064452107	64452107	04/16/2007	08/10/2007	[***]	[***]
0000064452189	64452189	05/14/2007	07/30/2007	[***]	[***]
0000664452195	64452195	05/14/2007	09/07/2007	[***]	[***]
0000664452201	64452201	05/17/2007	08/13/2007	[***]	[***]
0000064452207	64452107	05/18/2007	08/13/2007	[***]	[***]
0000064452223	64452223	05/25/2007	08/07/2007	[***]	[***]
0000064474725	64474725	06/20/2007	09/05/2007	[***]	[***]
0000064474728	64474728	06/20/2007	09/10/2007	[***]	[***]
0000064474743	64474743	06/25/2007	09/13/2007	[***]	[***]
0000064474787	64474787	07/03/2007	09/03/2007	[***]	[***]
		Totals for: BASS APPAREL – HK Count:		14	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 10

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

PVH Reference	L/C Number	Issue Date	Expiry Date	Beneficiary Name	Outstanding Amount in USD

Applicant: CALVIN KLEIN ACCESSORIES - HK Bank Host ID: 5007753
0000064452013	64452013	03/26/2007	07/21/2007	[***]	[***]
0000064452028	64452028	03/28/2007	07/10/2007	[***]	[***]
0000064452129	64452129	04/24/2007	07/10/2007	[***]	[***]
0000064452130	64452130	04/26/2007	07/20/2007	[***]	[***]
0000064452131	64452131	04/26/2007	07/20/2007	[***]	[***]
0000064452173	64452173	05/10/2007	08/13/2007	[***]	[***]
0000064452175	64452175	05/11/2007	09/09/2007	[***]	[***]
0000064452185	64452185	05/11/2007	07/27/2007	[***]	[***]
0000064452214	64452214	05/22/2007	08/09/2007	[***]	[***]
0000064452267	64452267	06/07/2007	09/25/2007	[***]	[***]
0000064452290	64452290	06/15/2007	09/09/2007	[***]	[***]
		Totals for: CALVIN KLEIN ACCESSORIES – HK Count:		11	[***]

Applicant: CALVIN KLEIN MENS COLLECTION WHITE – HK Bank Host ID: 5007770
0000064452035	64452035	03/29/2007	08/09/2007	[***]	[***]
0000064452268	64452268	06/08/2007	08/20/2007	[***]	[***]
	Totals for: CALVIN KLEIN MENS COLLECTION WHITE – HK Count:			2	[***]

Applicant: CALVIN KLEIN OUTLET - HK Bank Host ID: 5007737
0000064451960	64451960	03/14/2007	08/23/2007	[***]	[***]
0000064451963	04451963	03/14/2007	08/08/2007	[***]	[***]
0000064451966	64451966	03/16/2007	07/07/2007	[***]	[***]
0000064452040	64452040	03/30/2007	07/03/2007	[***]	[***]
0000064452041	64452041	03/30/2007	06/30/2007	[***]	[***]
0000064452039	64452039	04/04/2007	06/30/2007	[***]	[***]
0000064452059	64452059	04/10/2007	08/08/2007	[***]	[***]
0000064452065	64452065	04/10/2007	06/30/2007	[***]	[***]
0000064452070	64452070	04/10/2007	07/11/2007	[***]	[***]
0000064452072	64452072	04/10/2007	06/30/2007	[***]	[***]
0000064452078	64452078	04/10/2007	06/27/2007	[***]	[***]
0000064452085	64452085	04/10/2007	07/11/2007	[***]	[***]
0000064452102	64152102	04/11/0007	07/17/2007	[***]	[***]
0000064452103	64452103	04/11/2007	07/17/2007	[***]	[***]
0000064452140	64452140	05/02/2007	07/11/2007	[***]	[***]
0000064452141	64452141	05/02/2007	06/30/2007	[***]	[***]
0000064452142	64452142	05/02/2007	06/30/2007	[***]	[***]
0000064452224	64452224	05/25/2007	08/15/2007	[***]	[***]
0000064452226	64452226	05/25/2007	09/10/2007	[***]	[***]
0000064452227	64452227	05/25/2007	08/13/2007	[***]	[***]
0000064452228	64452228	05/25/2007	08/14/2007	[***]	[***]
0000064452229	64452229	05/25/2007	08/01/2007	[***]	[***]
0000064452230	64452230	05/25/2007	09/26/2007	[***]	[***]
0000064452232	64452232	05/25/2007	09/18/2007	[***]	[***]
0000064452235	64452235	05/28/2007	09/12/2007	[***]	[***]
0000464452234	64452234	06/01/2007	08/28/2007	[***]	[***]
0000064452243	64452243	06/01/2007	09/27/2007	[***]	[***]
0000064452244	64452244	06/01/2007	09/10/2007	[***]	[***]
0000064452245	64452245	06/01/2007	08/12/2007	[***]	[***]
0000064452248	64452248	06/04/2007	09/12/2007	[***]	[***]
0000064452251	64452251	06/04/2007	08/11/2007	[***]	[***]
0000964452265	64452265	06/06/2007	08/28/2007	[***]	[***]
0000064452266	64452266	06/06/2007	08/01/2007	[***]	[***]
0000064474721	64474721	06/20/2007	09/08/2007	[***]	[***]
0000064474722	64474722	06/20/2007	08/28/2007	[***]	[***]
0000064474723	64474723	06/20/2007	09/18/2007	[***]	[***]
0000064474724	64474724	06/20/2007	09/18/2007	[***]	[***]
0000064474729	64474729	06/20/2007	09/12/2007	[***]	[***]
0000064474732	64474732	06/20/2007	07/30/2007	[***]	[***]
0000064474741	64474741	06/22/2007	08/28/2007	[***]	[***]
0000064474742	64474742	06/22/2007	09/15/2007	[***]	[***]
0000064474744	64474744	06/25/2007	09/12/2007	[***]	[***]
0000064474745	64474745	06/25/2007	09/04/2007	[***]	[***]
0000064474746	64474746	06/25/2007	09/08/2007	[***]	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 11

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

0000064474747	64474747	06/26/2007	09/08/2007	[***]	[***]
		Totals for: CALVIN KLEIN OUTLET – HK Count:		45	[***]

Applicant: CK ACCESSORIES - HK Bank Host ID: 5007788
0000064451919	64451919	02/23/2007	08/07/2007	[***]	[***]
0000064451967	64451967	03/16/2007	07/21/2007	[***]	[***]
0000064452050	64452050	04/20/2007	07/11/2007	[***]	[***]
0000064452162	64452162	05/10/2007	07/16/2007	[***]	[***]
0000064452168	64452168	05/10/2007	07/23/2007	[***]	[***]
0000964452179	64452179	05/10/2007	08/07/2007	[***]	[***]
0000064452181	64452181	05/10/2007	07/21/2007	[***]	[***]
0000064452203	64452203	05/16/2007	07/26/2007	[***]	[***]
0000064452225	64452225	05/25/2007	08/26/2007	[***]	[***]
0000064452238	64452238	05/28/2007	09/03/2007	[***]	[***]
0000064452241	64452241	05/30/2007	06/30/2007	[***]	[***]
0000004452249	64452249	06/04/2007	09/03/2007	[***]	[***]
0000064452252	64452252	06/04/2007	09/10/2007	[***]	[***]
0000064452250	64452250	06/06/2007	08/21/2007	[***]	[***]
0000064452287	64452287	06/15/2007	09/15/2007	[***]	[***]
0000064452288	64452288	06/15/2007	08/26/2007	[***]	[***]
0000064474713	64474713	06/20/2007	09/15/2007	[***]	[***]
0000064474717	64474717	06/20/2007	09/15/2007	[***]	[***]
0000064474763	64474763	06/28/2007	09/17/2007	[***]	[***]
0000064474764	64474764	06/28/2007	09/18/2007	[***]	[***]
0000064474765	64474765	06/28/2007	09/20/2007	[***]	[***]
0000064474767	64474767	06/29/2007	09/20/2007	[***]	[***]
0000064474768	64474768	07/06/2007	09/20/2007	[***]	[***]
0000064474789	64474789	07/06/2007	07/26/2007	[***]	[***]
		Totals for: CK ACCESSORIES – HK Count:		24	[***]

Applicant: CK SPORT - HK Bank Host ID: 50066120
0000064451950	64451950	03/09/2007	07/10/2007	[***]	[***]
0000064452029	64452029	03/28/2007	08/09/2007	[***]	[***]
0000064452042	64452042	03/30/2007	07/16/2007	[***]	[***]
0000064452046	64452046	04/03/2007	07/10/2007	[***]	[***]
0000004452049	64452049	04/03/2007	07/10/2007	[***]	[***]
0000064452052	64452052	04/03/2007	07/09/2007	[***]	[***]
0000064452053	64452053	04/03/2007	07/16/2007	[***]	[***]
0000064452054	64452054	04/03/2007	07/10/2007	[***]	[***]
0000064452056	64452056	04/03/2007	07/18/2007	[***]	[***]
0000064452092	64402092	04/11/2007	07/03/2007	[***]	[***]
0000064452094	64452094	04/11/2007	07/10/2007	[***]	[***]
0000064452095	64452095	04/11/2007	07/30/2007	[***]	[***]
0000064452007	64452007	04/11/2007	07/10/2007	[***]	[***]
0000064452100	64452100	04/11/2007	07/01/2007	[***]	[***]
0000064452125	64452125	04/24/2007	07/16/2007	[***]	[***]
0000064452132	64452132	04/30/2007	07/10/2007	[***]	[***]
0000064452150	64452150	05/07/2007	08/09/2007	[***]	[***]
0000064452152	64452152	05/08/2007	08/18/2007	[***]	[***]
0000064452169	64452169	05/10/2007	07/31/2007	[***]	[***]
0000064452174	64452174	05/10/2007	07/26/2007	[***]	[***]
0000064452187	64452187	05/11/2007	08/14/2007	[***]	[***]
0000064452216	64452216	05/22/2007	08/15/2007	[***]	[***]
0000064452236	64452236	05/25/2007	08/21/2007	[***]	[***]
0000064452237	64452237	05/25/2007	08/21/2007	[***]	[***]
0000064452270	64452270	06/08/2007	09/14/2007	[***]	[***]
0000064452274	64452274	06/08/2007	09/14/2007	[***]	[***]
0000064452281	64452281	06/08/2007	09/14/2007	[***]	[***]
0000064452283	64452283	06/11/2007	08/20/2007	[***]	[***]
0000064474740	64474740	06/22/2007	09/15/2007	[***]	[***]
0000064474790	64474790	07/06/2007	09/14/2007	[***]	[***]
0000064474791	64474791	07/06/2007	09/29/2007	[***]	[***]
0000064474792	64474792	07/06/2007	09/20/2007	[***]	[***]
0000061474793	64474793	07/06/2007	09/20/2007	[***]	[***]
0000064474794	64474794	07/09/2007	09/25/2007	[***]	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 12

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

		Totals for: CK SPORT – HK Count:		34	[***]

Applicant: GB SPORT - HK Bank Host ID: 5006647
000006452196	64452196	05/18/2007	08/02/2007	[***]	[***]
000006452276	64452276	06/08/2007	09/05/2007	[***]	[***]
		Totals for: GB SPORT – HK Count:		2	[***]

Applicant: GEOFFREY BEENE - HK Bank Host ID: 50066200
0000064451957	64451957	03/18/2007	07/04/2007	[***]	[***]
0000064451964	64451964	03/14/2007	07/09/2007	[***]	[***]
0000064452058	64452058	04/03/2007	08/30/2007	[***]	[***]
0000064452075	64452075	04/10/2007	07/09/2007	[***]	[***]
0000064452096	64452096	04/11/2007	07/06/2007	[***]	[***]
0000064452190	64452190	05/14/0007	08/01/2007	[***]	[***]
0000064452192	64452192	05/14/2007	08/01/2007	[***]	[***]
0000064452193	64452193	05/14/2007	08/03/2007	[***]	[***]
0000064452202	64452202	05/16/2007	09/10/2007	[***]	[***]
0000064452161	64452161	05/18/2007	09/07/2007	[***]	[***]
0000064452206	64452206	05/18/2007	08/06/2007	[***]	[***]
0000064452209	64452209	05/21/2007	08/04/2007	[***]	[***]
0000064452211	64452211	05/22/2007	08/15/2007	[***]	[***]
0000064474726	64474726	06/20/2007	09/10/2007	[***]	[***]
0000064474727	64474727	06/20/2007	09/10/2007	[***]	[***]
0000064474730	64474730	06/20/2007	09/05/2007	[***]	[***]
0000064474731	64474731	06/20/2007	09/05/2007	[***]	[***]
0000064474750	64474750	06/26/2007	09/30/2007	[***]	[***]
0000064474782	64474782	06/30/2007	09/28/2007	[***]	[***]
		Totals for: GEOFFREY BEENE – HK Count:		19	[***]

Applicant: IZOD - HK Bank Host ID: 50066550
0000064452014	64452014	03/26/2007	07/12/2007	[***]	[***]
0000064452030	64452030	03/29/2607	07/15/2007	[***]	[***]
0000064452099	64452099	04/11/2007	08/09/2007	[***]	[***]
0000064452104	64452104	04/12/2007	07/05/2007	[***]	[***]
0000064452115	54452115	04/23/2007	08/15/2007	[***]	[***]
0000064452116	64452116	04/23/2007	07/21/2007	[***]	[***]
0000064452118	64452118	04/23/2007	08/09/2007	[***]	[***]
0000064452123	64452123	04/24/2007	07/11/2007	[***]	[***]
0000064452133	64452133	04/27/2007	08/15/2007	[***]	[***]
0000064452138	64452138	04/30/2007	08/15/2007	[***]	[***]
0000064452167	64452167	05/10/2007	09/08/2007	[***]	[***]
0000064452171	64452171	05/10/2007	07/30/2007	[***]	[***]
0000064452183	64452183	05/11/2007	08/15/2007	[***]	[***]
0000064452188	64432188	05/11/2007	08/09/2007	[***]	[***]
0000064452217	64452217	05/22/2007	08/04/2007	[***]	[***]
0000064452219	64452219	05/22/2007	08/04/2007	[***]	[***]
0000064452273	64452273	06/08/2007	09/05/2007	[***]	[***]
0000064452275	64452275	06/08/2007	09/26/2007	[***]	[***]
0000064474736	64474736	06/22/2007	09/14/2007	[***]	[***]
0000064474737	64474137	06/22/2007	09/30/2007	[***]	[***]
0000064474739	64474739	06/22/2007	09/13/2007	[***]	[***]
0000064474778	64474778	06/30/2007	09/20/2007	[***]	[***]
0000064474783	64474783	07/03/2007	09/30/2007	[***]	[***]
0000064474784	64474784	07/03/2007	10/06/2007	[***]	[***]
0000064474785	64474785	07/03/2007	10/06/2007	[***]	[***]
0000064474795	64474795	07/10/2007	08/08/2007	[***]	[***]
		Totals for: IZOD – HK Count:		26	[***]

Applicant: IZOD - US Bank Host ID: 01437608
0000064452134	64452134	04/30/2007	07/25/2007	[***]	[***]
0000064452271	64452271	06/08/2007	09/05/2007	[***]	[***]
0000064474776	64474776	06/29/2007	10/10/2007	[***]	[***]
		Totals for: IZOD – US Count:		3	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 13

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

Applicant: IZOD RETAIL - HK Bank Host ID: 50066630
0000064451955	64451955	03/16/2007	07/07/2007	[***]	[***]
0000064452112	64452112	04/20/2007	08/15/2007	[***]	[***]
0000064452113	64452113	04/20/2007	08/14/2007	[***]	[***]
0000064452160	64452160	05/10/2007	08/04/2007	[***]	[***]
0000064452165	64452165	05/10/2007	07/21/2007	[***]	[***]
0000064452166	64452166	05/10/2007	07/23/2007	[***]	[***]
0000064452176	64452176	05/10/2007	07/26/2007	[***]	[***]
0000064452177	64452177	05/10/2007	07/26/2007	[***]	[***]
0000064452178	64452178	05/10/2007	07/26/2007	[***]	[***]
0000064452100	64452200	05/16/2007	08/03/2007	[***]	[***]
0000064452204	64452204	05/16/2007	07/26/2007	[***]	[***]
0000064452239	64452239	05/28/2007	08/02/2007	[***]	[***]
0000064452240	64452240	05/28/2007	08/16/2007	[***]	[***]
0000064452253	64452253	06/04/2007	09/10/2007	[***]	[***]
0000064452254	04452254	06/04/2007	08/27/2007	[***]	[***]
0000064452291	04452291	06/15/2007	09/03/2007	[***]	[***]
0000064474701	64474701	06/15/2007	09/03/2007	[***]	[***]
0000064474712	64471712	06/20/2007	09/27/2007	[***]	[***]
0000064474714	64474714	06/20/2007	09/15/2007	[***]	[***]
0000064474715	64474715	06/20/2007	09/20/2007	[***]	[***]
0000004414716	64474716	06/20/2007	09/19/2007	[***]	[***]
0000064474718	64474118	06/20/2007	09/10/2007	[***]	[***]
0000064474719	64474719	06/20/2007	09/15/2007	[***]	[***]
0000064414762	64474762	06/28/2007	09/17/2007	[***]	[***]
0000064474766	64474766	06/29/2007	09/20/2007	[***]	[***]
0000064474769	64474769	06/29/2007	09/20/2007	[***]	[***]
			Totals for: IZOD RETAIL – HK Count:	26	[***]

Applicant: OUTLET STORES - HK Bank Host ID: 50066710
0000064451980	64451980	03/22/2007	07/13/2007	[***]	[***]
0000064452007	64452007	03/23/2007	07/09/2007	[***]	[***]
0000064452037	64452037	03/30/2007	08/03/2007	[***]	[***]
0000064452063	64452063	04/10/2007	07/06/2007	[***]	[***]
0000064452064	64462064	04/10/2007	07/30/2007	[***]	[***]
0000004452068	64452068	04/10/2007	07/02/2007	[***]	[***]
0000064452069	64452069	04/10/2007	07/04/2007	[***]	[***]
0000064452159	64452359	05/10/2007	08/10/2007	[***]	[***]
0000064452182	64452182	05/10/2007	08/06/2007	[***]	[***]
0000064452191	64452191	05/14/2007	08/01/2007	[***]	[***]
0000064452194	64452194	05/14/2007	08/06/2007	[***]	[***]
0000064452197	64452197	05/16/2007	08/01/2007	[***]	[***]
0000064452198	64452198	05/16/2007	07/22/2007	[***]	[***]
0000064452199	64452199	05/16/2007	08/12/2007	[***]	[***]
0000064452242	64452242	05/31/2007	08/01/2007	[***]	[***]
0000064474702	04474702	06/15/2007	09/17/2007	[***]	[***]
0000064474709	44474709	06/20/2007	09/28/2007	[***]	[***]
0900064474710	64474710	06/20/2007	09/14/2007	[***]	[***]
0000064474711	64474711	06/20/2007	09/10/2007	[***]	[***]
0000664474781	64474781	06/30/2007	09/23/2007	[***]	[***]
			Totals for: OUTLET STORES – HK Count:	20	[***]

Applicant: PVH FOOTWEAR - HK Bank Host ID: 5008819
0000064451995	64451995	03/22/2007	07/21/2007	[***]	[***]
0000664452110	64452110	04/20/2007	07/16/2002	[***]	[***]
0000064452111	64452111	04/20/2007	07/29/2007	[***]	[***]
0000064452231	64452231	05/25/2007	07/29/2007	[***]	[***]
0000064452259	64452259	06/04/2007	07/19/2007	[***]	[***]
0000064474704	64474704	06/18/2007	07/29/2007	[***]	[***]
0000064474705	64474705	06/18/2007	07/25/2007	[***]	[***]
0000064474708	64474708	06/20/2007	07/29/2007	[***]	[***]
0000064474720	64474720	06/20/2007	07/09/2007	[***]	[***]
0000064474753	64474753	06/27/2007	07/29/2007	[***]	[***]
0000064474754	64474754	06/27/2007	07/29/2007	[***]	[***]
0000064474770	64474770	06/29/2007	08/26/2007	[***]	[***]
0000064474771	64474771	06/29/2007	08/26/2007	[***]	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 14

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

0000064474773	64474773	06/29/2007	08/26/2007	[***]	[***]
			Totals for: PVH FOOTWEAR – HK Count:	14	[***]

Applicant: PVH FOOTWEAR - US Bank Host ID: 01437603
0000064474703	64474703	06/18/2007	08/02/2007	[***]	[***]
0000064474706	64474706	06/18/2007	08/19/2007	[***]	[***]
0000064474752	64474752	06/27/2007	08/20/2007	[***]	[***]
0000064474772	64474772	06/29/2007	08/30/2007	[***]	[***]
0000064474777	64474777	07/02/2007	08/02/2007	[***]	[***]
0000064474779	64474779	07/02/2007	08/26/2007	[***]	[***]
			Totals for: PVH FOOTWEAR – US Count:	6	[***] .14

Applicant: PVH PIECE GOODS - HK Bank Host ID: 5006826
0000004452205	64452205	05/17/20	07/12/2007	[***]	[***]
			Totals for: PVH PIECE GOODS – HK Count:	1	[***]

Applicant: TRUMP GOLF - HK Bank Host ID: 5006587
0000064452220	64452220	05/22/2007	08/08/2007	[***]	[***]
			Totals for: TRUMP GOLF – HK Count:	1	[***] .00

Applicant: VAN HEUSEN - HK Bank Host ID: 5066980
0000064451983	64451983	03/22/2007	07/01/2007	[***]	[***]
0000064452066	64452066	04/10/2007	07/09/2007	[***]	[***]
0000664452067	64452067	04/10/2007	07/12/2007	[***]	[***]
0000064452071	64452071	04/10/2007	07/09/2007	[***]	[***]
0000064452074	64452074	04/10/2007	07/07/2007	[***]	[***]
0000064452077	64452077	04/10/2007	08/11/2007	[***]	[***]
0000064452079	64452079	04/10/2007	07/11/2007	[***]	[***]
0000064452081	64452081	04/10/2007	07/11/2007	[***]	[***]
0000064452082	64452082	04/10/2007	07/05/2007	[***]	[***]
0000064452083	64452083	04/10/2007	08/05/2007	[***]	[***]
0000064452128	64452128	04/24/2007	07/14/2007	[***]	[***]
0000064452144	64452144	05/03/2007	07/31/2007	[***]	[***]
0000064452149	64452149	05/07/2007	08/05/2007	[***]	[***]
0000064452153	64452153	05/07/2007	08/14/2007	[***]	[***]
0000064452155	64452155	05/07/2007	08/11/2007	[***]	[***]
0000060152151	60152151	05/09/2007	08/19/2007	[***]	[***]
0000064452154	64452154	05/09/2007	08/05/2007	[***]	[***]
0000064452157	64452157	05/09/2007	08/14/2007	[***]	[***]
0000064452180	64452180	05/10/2007	08/09/2007	[***]	[***]
0000064452156	64452156	05/11/2007	08/14/2007	[***]	[***]
0000064452158	64452158	05/11/2007	08/09/2007	[***]	[***]
0000064452208	64452208	05/18/2007	08/09/2007	[***]	[***]
0000064452255	64452255	06/04/2007	08/31/2007	[***]	[***]
0000064452256	64452256	06/04/2007	09/16/2007	[***]	[***]
0000064452257	64452257	06/04/2007	09/04/2007	[***]	[***]
0000064452258	64452258	06/04/2007	09/10/2007	[***]	[***]
0000064452260	64452260	06/05/2007	09/10/2007	[***]	[***]
0000064452261	64452261	06/05/2007	09/08/2007	[***]	[***]
0000064452262	64452262	06/06/2007	09/13/2007	[***]	[***]
0000064452263	64452263	06/06/2007	08/30/2007	[***]	[***]
0000064452264	64452264	06/06/2007	09/13/2007	[***]	[***]
0000064452269	64452269	06/07/2007	09/12/2007	[***]	[***]
0000064474755	64474755	06/27/2007	09/24/2007	[***]	[***]
0000064474756	64474756	06/27/2007	09/24/2007	[***]	[***]
0000006474757	64474757	06/27/2007	09/24/2007	[***]	[***]
0000064474758	64474758	06/27/2007	09/18/2007	[***]	[***]
0000064474760	64474760	06/27/2007	09/30/2007	[***]	[***]
0000064474780	64474780	06/30/2007	09/22/2007	[***]	[***]
0000066474788	64474788	07/03/2007	00/30/2007	[***]	[***]
0000064474786	64474786	07/04/2007	09/30/2007	[***]	[***]
			Totals for: VAN HEUSEN – HK Count:	40	[***]

Applicant: VAN HEUSEN - US				Bank Host ID: 01437605
0000064452109	64452109	04/19/2007	07/09/2007	[***]	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 15

Outstanding L/C’s:  Short List By Applicant

10 Jul 2007

PVH

1:50 PM

0000064452143	64452143	05/03/2007	08/20/2007	[***]	[***]
0000064474707	64474707	06/19/2007	09/10/2007	[***]	[***]
0000064474759	64474759	06/27/2007	09/24/2007	[***]	[***]
			Totals for: VAN HEUSEN – US Count:	4	[***]

Applicant: VH SPORT – HK				Bank Host ID: 50067070
0000064451932	64451932	02/28/2007	07/15/2007	[***]	[***]
0000064452001	64452001	03/23/2007	07/14/2007	[***]	[***]
0000064452018	64452018	03/26/2007	08/15/2007	[***]	[***]
0000064452031	64452031	03/29/2007	07/05/2007	[***]	[***]
0000064452055	64452055	04/03/2007	07/30/2007	[***]	[***]
0000064452117	64452117	04/23/2007	07/15/2007	[***]	[***]
0000064452120	64452120	04/24/2007	07/10/2007	[***]	[***]
0000064452121	64452121	04/24/2007	08/15/2007	[***]	[***]
0000064452124	64452124	04/24/2007	07/18/2007	[***]	[***]
0000064452137	64452137	04/30/2007	08/15/2007	[***]	[***]
0000064452148	64452148	05/07/2007	08/09/2007	[***]	[***]
0000064452163	64452163	05/10/2007	07/30/2007	[***]	[***]
0000064452170	64452170	05/10/2007	08/16/2007	[***]	[***]
0000064452172	64452172	05/10/2007	07/25/2007	[***]	[***]
0000064452246	64452246	06/01/2007	08/12/2007	[***]	[***]
0000064452279	64452279	06/08/2007	09/25/2007	[***]	[***]
0000064452280	64452280	06/08/2007	09/15/2007	[***]	[***]
0000064452286	64452286	06/15/2007	10/03/2007	[***]	[***]
0000064452289	64452289	06/15/2007	09/08/2007	[***]	[***]
0000064474734	64474734	06/22/2007	09/15/2007	[***]	[***]
0000064474738	64474738	06/22/2007	09/09/2007	[***]	[***]
0000064474733	64474733	06/25/2007	09/15/2007	[***]	[***]
0000064474748	64474748	06/26/2007	09/16/2007	[***]	[***]
0000064474751	64474751	06/26/2007	10/15/2007	[***]	[***]
0000064474774	64474774	06/29/2007	09/20/2007	[***]	[***]
			Totals for: VH SPORT – HK Count:	25	[***]

			Grand Totals:	347	[***]

[***] Redacted pursuant to a request for confidential treatment.

Schedule 1.01 - 16

SCHEDULE 1.02

Fiscal Months of the Borrowers

Fiscal Month	Month End Date
May 2007	June 3, 2007
June 2007	July 8, 2007
July 2007	August 5, 2007
August 2007	September 2, 2007
September 2007	October 7, 2007
October 2007	November 4, 2007
November 2007	December 2, 2007
December 2007	January 6, 2008
January 2008	February 3, 2008
February 2008	March 2, 2008
March 2008	April 6, 2008
April 2008	May 4, 2008
May 2008	June 1, 2008
June 2008	July 6, 2008
July 2008	August 3, 2008
August 2008	August 31, 2008
September 2008	October 5, 2008
October 2008	November 2, 2008
November 2008	November 30, 2008
December 2008	January 4, 2009
January 2009	February 1, 2009
February 2009	March 1, 2009
March 2009	April 5, 2009
April 2009	May 3, 2009
May 2009	May 31, 2009
June 2009	July 5, 2009
July 2009	August 2, 2009
August 2009	August 30, 2009
September 2009	October 4, 2009
October 2009	November 1, 2009
November 2009	November 29, 2009
December 2009	January 3, 2010
January 2010	January 31, 2010
February 2010	February 28, 2010
March 2010	April 4, 2010
April 2010	May 2, 2010
May 2010	May 30, 2010
June 2010	July 4, 2010
July 2010	August 1, 2010
August 2010	August 29, 2010
September 2010	October 3, 2010

Schedule 1.02 - 1

Fiscal Month	Month End Date
October 2010	October 31, 2010
November 2010	November 28, 2010
December 2010	January 2, 2011
January 2011	January 30, 2011
February 2011	February 27, 2011
March 2011	April 3, 2011
April 2011	May 1, 2011
May 2011	May 29, 2011
June 2011	July 3, 2011
July 2011	July 31, 2011
August 2011	August 28, 2011
September 2011	October 2, 2011
October 2011	October 30, 2011
November 2011	November 27, 2011
December 2011	January 1, 2012
January 2012	January 29, 2012
February 2012	February 26, 2012
March 2012	April 1, 2012
April 2012	April 29, 2012
May 2012	May 27, 2012
June 2012	July 1, 2012
July 2012	July 29, 2012
August 2012	August 26, 2012
September 2012	September 30, 2012
October 2012	October 28, 2012
November 2012	November 25, 2012
December 2012	December 30, 2012
January 2013	February 3, 2013

Schedule 1.02 - 2

SCHEDULE 2.01

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$65,000,000
Bank of America, N.A.	$65,000,000
Sun Trust Bank	$40,000,000
Wachovia Bank, National Association	$50,000,000
The CIT Group/Commercial Services, Inc.	$35,000,000
PNC Bank, National Association	$30,000,000
The Bank of New York	$20,000,000
Webster Business Credit Corporation	$10,000,000
Bank Leumi USA	$10,000,000

Schedule 2.01 - 1

SCHEDULE 3.05

Disclosed Matters as to Litigation

Based on current information available to PVH, PVH does not believe any of the Disclosed Matters would have a Material Adverse Effect or in any material respect draw into question the enforceability of any of the Financing Documents, taken as a whole.  However, due to the uncertainties of litigation, the absence in most cases of quantified damage claims, the possibility that new information could be discovered and the subjectivity of the definition of a Material Adverse Effect, it cannot be stated that the Disclosed Matters, individually or in the aggregate, would not have a Material Adverse Effect.

1.

See Schedule 3.08.

2.

State of Illinois, ex rel. Becker, Shad & Diamond, P.C. v. Phillips-Van Heusen Corp., et al.  On or about September 22, 2003, PVH was served with a complaint in referenced lawsuit.  The relator alleges that PVH and certain of its subsidiaries failed to collect and remit use taxes on Internet sales into Illinois.  Under the Illinois Whistleblower Reward and Protection Act, PVH could be liable for unpaid taxes, plus interest and penalties, as well as trebled damages, civil penalties, costs, expenses and attorney’s fees.  The Becker, Shad law firm has been systematically suing companies that sell goods over the Internet and have stores in Illinois, even if through separate entities, as the Company has done.  The defendants in these actions, including PVH, made a combined motion for dismissal of the applicable actions, including on statutory and constitutional grounds.  The Company’s total exposure is believed to be under $[***], but it cannot be expressed with certainty that that will be the case.

3.

Scott Conley v. Phillips-Van Heusen Corporation.  Ventura County Superior Court Case No. CIV237288.  PVH is a defendant in a suit which is pending in California State Superior Court for the County of Ventura.  The plaintiff, a former stox manager alleges the following causes of action: (1) Unpaid Overtime; (2) Violation of Labor Code Section 226.7 (failure to provide meal and rest breaks); (3) Violation of Labor Code Section 203 (willful failure to pay overtime wages); (4) Failure to Reimburse Expenses; and (5) Unfair Business Practices.  In addition to asserting individual claims, plaintiff seeks class certification for over two hundred of PVH’s current and former store managers.  This matter has been settled, subject to court approval, for $1,800,000.

4.

PVH is party to litigation from time to time that may be deemed to be material but for which it believes it has adequate coverage under insurance policies issued to it.

[***] Redacted pursuant to a request for confidential treatment.

Schedule 3.05 - 1

SCHEDULE 3.08

Disclosed Matters as to Environmental Compliance

1.

Cluett Peabody & Co., Inc., a Guarantor and wholly owned subsidiary of PVH (“CP&Co.”), owned an 8.52 acre parcel in Andalusia, Alabama.  A remediation system was operated at the site from 1996 to 2001 and post-remediation monitoring is continuing.  Under the terms of the Purchase Agreement pursuant to which PVH acquired the stock of CP&Co., PVH is fully indemnified with respect to any further environmental liabilities at the property.

2.

On or about October 18, 2004, CP&Co. received a letter from the attorneys for Schenectady International, Inc. offering to settle for $16,213.43 any potential liability of “Arrow Shirt Company” for sending 528 empty barrels for cleaning and reconditioning to the Friedrichsohn Cooperage Site in Waterford, New York in 1963.  The former owner of CP&Co. informed the attorneys for Schenectady International that the “Cluett, Peabody & Co., Inc.” that owned “Arrow Shirt Company” in 1963 had been a New York corporation that was merged into West Point-Pepperell, Inc. in January 1989 and that West Point-Pepperell would be the appropriate potentially responsible party.  CP&Co. is a Delaware corporation incorporated in October 1989.  CP&Co. purchased the “Cluett Peabody” name and Arrow trademarks from West Point-Pepperell in 1990 and did not assume any environmental liabilities of West Point-Pepperell.  Under the terms of the Purchase Agreement pursuant to which PVH acquired the stock of CP&Co., PVH is fully indemnified with respect to any environmental liabilities.

3.

On or about January 2, 2007, the Company’s Calvin Klein, Inc. subsidiary (“CKI”) received a Notice of Violation and a Certificate of Merit under the California Safe Drinking Water and Toxic Enforcement Act, which Act permits private parties to take action for violations of the Act.  The Notice and Certificate were given by Eric Somers, an attorney representing Center for Environmental Health (the “Center”).  In a subsequent conversation between Mr. Somers and Pamela Bradford, General Counsel of CKI, Mr. Somers claimed that jewelry sold in Calvin Klein retail outlet stores (which are operated by the Company and not CKI ) had lead content in excess of permissible levels under the Act.  Mr. Somers offered CKI the opportunity to settle the claims in accordance with the terms reached in a litigation between his client and other retailers and manufacturers of costume jewelry.  The Company engaged Pillsbury Winthrop LLP to represent it in this matter and resolve the claims on behalf of the Company and its affiliates, including CKI.  Pillsbury has since been in communication with Mr. Somers and is gathering information requested relating to jewelry sales by the Company’s retail operations, including sales of jewelry produced by manufacturers that are already part of the settlement with the Center (as those sales are covered by the settlement and would not be subject to the settlement demand the Center makes on the Company).  In the course of these discussions, Mr. Somers noted that a Notice and Certificate of Merit were in the process of being given to the Company’s Van Heusen retail group as well; they were sent to Pillsbury Madison on the Company’s behalf on or about February 12, 2007.  Mr. Somers indicated to Ms. Bradford that settlements were typically reached in the $20,000 to

Schedule 3.08 - 1

$40,000 range, depending on sales.  Pillsbury, which represented two retailers in the aforementioned litigation, confirmed this figure.  It cannot currently be estimated what the Company’s exposure would be if it was not able to settle the Center’s claims, the Center instituted a litigation and the Company received an adverse decision.

Schedule 3.08 - 2

SCHEDULE 3.09

Other Leased and Owned Property

Grantor	Address	State	ZIPCode/Country	County	Owned/ Leased
Phillips-Van Heusen Corp	3915 Volunteer Drive, Chattanooga	TN	37416	Hamilton	Owned
Phillips-Van Heusen Corp	1800 Crutchfield Street, Chattanooga	TN	37416	Hamilton	Leased
Phillips-Van Heusen Corp	3917 Volunteer Drive, Chattanooga	TN	37416	Hamilton	Leased
Phillips-Van Heusen Corp	350 Route 61 South, Schuykill Haven	PA	17972	Schuylkill	Owned
Phillips-Van Heusen Corp	269 Route 61 South, Schuykill Haven	PA	17972	Schuylkill	Leased
Phillips-Van Heusen Corp	1506 Center Turnpike, Orwigsburg	PA	17961	Schuylkill	Leased
Phillips-Van Heusen Corp	601 North Grand Avenue, Brinkley	AR	72021	Monroe	Owned
Phillips-Van Heusen Corp	1000 PVH Quality Way, Jonesville	NC	28642	Yadkin	Owned
Phillips-Van Heusen Corp	7300 Westside Avenue, North Bergen	NJ	07047	Hudson	Leased
Phillips-Van Heusen Corp	1506 Center Turnpike, Orwigsburg	PA	17961	Schuylkill	Leased
Phillips-Van Heusen Corp	1062 MacArthur Rd. & Bernville Rd., Reading	PA	19605-9404	Berks	Bldg. Owned/ Property Leased
Phillips-Van Heusen Corp	1091 Arnold Road, Reading	PA	19605	Berks	Leased
Phillips-Van Heusen Corp	420 Lee Industrial Boulevard, #2, Austell	GA	30168	Cobb	Leased
Phillips-Van Heusen Corp	420 Lee Industrial Boulevard, #3 & 4, Austell	GA	30268	Cobb	Leased
Phillips-Van Heusen Corp	605 West Roy Parker Road, Ozark	AL	36360	Dale	Owned
Phillips-Van Heusen Corp	220 Lakeview Road, Highway 231, Ozark	AL	36360	Dale	Leased
Phillips-Van Heusen Corp	Highway 231, Ozark	AL	36360	Dale	Leased
Phillips-Van Heusen Corp	Suite 100, 1001 Frontier Road, Bridgewater	NJ	08807	Somerset	Leased
Phillips-Van Heusen Corp	200 Madison Avenue, New York	NY	10016	New York	Leased
Phillips-Van Heusen Corp	205 West 39th Street, New York	NY	10018	New York
Phillips-Van Heusen Corp	4975 Preston Park Road, Suite 640, Plano	TX	75093	Collin	Leased
Phillips-Van Heusen Corp	6065 Roswell Road, Suite 510, Atlanta	GA	30328	Fulton	Leased
Phillips-Van Heusen Corp	9710 South 700 East, Suite 108, Sandy	UT	84070	Salt Lake	Leased

Schedule 3.09 - 1

Phillips-Van Heusen Corp	99 Park Avenue, New York	NY		New York	Leased
Phillips-Van Heusen Corp	1701 and 1735 South Santa Fe Avenue, Los Angeles	CA	90021	Los Angeles	Leased
Phillips-Van Heusen F.E Ltd	c/o PT Metro Garmin, Jl. Moh. Toha KM7.5, Bandung 40258, Indonesia	Bandung	Indonesia		Leased
Phillips-Van Heusen F.E Ltd	c/o Triburg Sportswear, No. 142, Domlur II Stage, Indira Nagar, Bangalore – 560 071, India	Bangalore	India		Leased
Phillips-Van Heusen F.E Ltd	Unit 1012 A & B, Interchina Commercial Bldg, No. 33 Dengshikou Street, Dongcheng District, Beijing, China 100006	Beijing	China		Leased
Phillips-Van Heusen F.E Ltd	Unit W2901-C PSE Center Exchange Rd. Ortigas Center Pasig City, Philippines	Center Pasig City	Philippines		Leased
Phillips-Van Heusen F.E Ltd	c/o PT. Ungaran Sari Garment, Jl. Pangeran Diponegoro, Ungaran-Semarang, Central Java 50512, Indonesia	Central Java	Indonesia		Leased
Phillips-Van Heusen F.E Ltd	IFCO Complex, 1147/A, 8th Floor, East Nasirabad, CDA Avenue, Chittagong, Bangladesh	Chittagong	Bangladesh		Leased
Phillips-Van Heusen F.E Ltd	16th Floor, Awal Centre, 34 Kemal Ataturk Avenue, Banani, Dhaka-1213, Bangladesh	Dhaka	Bangladesh		Leased
Phillips-Van Heusen F.E Ltd	Unit 2504, 25/F, Shun Tak Business Centre, 246 Zhong Shan Road 4, GuangZhou, China, Postal Code 510023	Guangzhou	China		Leased
Phillips-Van Heusen F.E Ltd	c/o Itochu Corp., 14 Thuykue Tayho, Hanoi, Vietnam	Hanoi	Viet Nam		Leased
Phillips-Van Heusen F.E Ltd	c/o Itochu Corp., 6 Ngye Binh Khiem Street, Dist 1, Ho Chi Minh City, Vietnam	Ho Chi Minh City	Viet Nam		Leased
Phillips-Van Heusen F.E Ltd	800 Metros Carreta A La Justosa, Parque INHEDELVA, Choloma, Cortes, Honduras, CA	Honduras	Honduras		Leased
Phillips-Van Heusen F.E Ltd	Wisma 46-Kota BNI, Suite 7.02, Jalan Jend. Sudirman, Kav.1, Jakarta 10220, Indonesia	Jakarta	Indonesia		Leased
Phillips-Van Heusen F.E Ltd	5/F, 10/F, 11/F & 12/F TAL Bldg 49 Austin Rd, Tsimshatsu, Kowloon, Hong Kong	Kowloon	Hong Kong		Leased
Phillips-Van Heusen F.E Ltd	No. 255, Kuda Gonaduwa, Morontuduwa, Sri-Lanka	Morontuduwa	Sri-Lanka		Leased
Phillips-Van Heusen F.E Ltd	c/o Pen Apparel Sdn. Berhad, 100 Lebuh Bakau, 11600 Penang, Malaysia	Penang	Malaysia		Leased

Schedule 3.09 - 2

Phillips-Van Heusen F.E Ltd	c/o MSI Garment (Cambodia) Ltd, Phum Trapeang Lvear, Khum Kakab, Khan Dangkor, Phnom Penh, Cambodia	Phnom Penh	Cambodia	Leased
Phillips-Van Heusen F.E Ltd	1999, Moo7 Sukhumvit Road, Tumbl Samrong Nua, Umpure Muang, Samuptrakarn Thailand	Samuptrakarn	Thailand	Leased
Phillips-Van Heusen F.E Ltd	RM B5, 16th Floor, Harvest Building, No. 585 Long Hua West Road, Shanghai, China 200232	Shanghai	China	Leased
Phillips-Van Heusen F.E Ltd	Block 181 Bishan Street 13, #10-261, Singapore 570181.	Singapore	Singapore	Leased
Phillips-Van Heusen F.E Ltd	Flat R, 23/F., Kapok Court, Ocean Gardens, Taipa, Macau	Taipa	Macau	Leased
Phillips-Van Heusen F.E Ltd	8F-3, No. 26, Sec 3, Chug Shan N. Road, Taipei, Taiwan	Taipei	Taiwan	Leased
Phillips-Van Heusen F.E Ltd	c/o Temujin Mench Co. Ltd, 4/5 Floor, Shoes Factory Bldg., Han Uul District, Chinggis, Khan Avh, Ulaanbaatar, Mongolia	Ulaanbaatar	Mongolia	Leased
Calvin Klein Asia	3203A, The Centrium, 60 Wyndham Street, Centrals, Hong Kong	Hong Kong		Leased
Calvin Klein Europe	Viale Umbria 37, 20135 Milan, Italy	Milan	Italy	Leased
Calvin Klein Service Corp., - Japan Branch	3F Schloss-Aoyama, 4-21-26 Minami-Aoyama, Minato-ku, Tokyo 107-0062, Japan	Tokyo	Japan	Leased
Calvin Klein	53 Avenue Montaigne, Paris, France	Paris	France	Leased
Calvin Klein	7 Rue Due Boccador, Paris, France	Paris	France	Leased

Schedule 3.09 - 3

SCHEDULE 3.16

Subsidiaries

PHILLIPS-VAN HEUSEN CORPORATION SUBSIDIARIES

The following table lists all of the subsidiaries of Phillips-Van Heusen Corporation and the jurisdiction of incorporation of each subsidiary.  Each subsidiary does business under its corporate name indicated in the table.

Name	State or Other Jurisdiction of Incorporation
BassNet, Inc.	Delaware +
Calvin Klein, Inc.	New York +**
Calvin Klein (Europe), Inc.	Delaware +
Calvin Klein (Europe II) Corp.	Delaware +
Camisas Modernas, S.A.	Guatemala
Caribe M&I Ltd.	Cayman Islands
C.A.T. Industrial, S.A. de C.V.	Honduras
CD Group Inc.	Delaware
CK Service Corp.	Delaware +
Confecciones Imperio, S.A.	Costa Rica
G.H. Bass Caribbean LLC	Delaware +
G. H. Bass Franchises Inc.	Delaware
GHB (Far East) Limited	Hong Kong
izod.com, Inc.	Delaware
Phillips-Van Heusen (Far East) Ltd.	Hong Kong
Phillips-Van Heusen Puerto Rico LLC	Delaware +
PVH CK Stores, Inc.	Delaware **
PVH Foreign Holdings Corp.	Delaware +
PVH Michigan, Inc.	Delaware
PVH Ohio, Inc.	Delaware
PVH Pennsylvania, Inc.	Delaware
PVH Realty Corp.	Delaware +
PVH Retail Corp.	Delaware
PVH Retail Management Company	Delaware
PVH Europe, Inc.	Delaware +

Schedule 3.16 - 1

PVH Wholesale Corp.	Delaware **
PVH Wholesale New Jersey, Inc.	Delaware
The IZOD Corporation	Pennsylvania **
Cluett Peabody & Co., Inc.	Delaware +**
Cluett Peabody Resources Corporation	Delaware +
PVH Superba Retail Management Corp.	Delaware +
PVH Superba/Insignia Neckwear, Inc.	Delaware **
PVH Limited	United Kingdom *
Phillips-Van Heusen Canada, Inc.	Canada *

*     100% owned by PVH Foreign Holdings Corp.

+     Guarantor

**   Material Subsidiary

Schedule 3.16 - 2

SCHEDULE 3.18

Processors

VeriSign Payment Services Merchant Services Agreement with Verisign, Inc., 487 E. Middlefield Rd., Mountain View California  94043

Schedule 3.18 - 1

SCHEDULE 5.01(j)

Borrowing Base Certificate

[To be Attached]  *

* (Form of Borrowing Base Certificate is in process of being finalized)

Schedule 5.01(j) - 1

SCHEDULE 6.01

Existing Indebtedness

7 3/4% Debentures Due 2023 dated November 1, 1993 Bank of New York, Trustee.	$100,000,000
8 1/8% Senior Notes Due May 5, 2013 dated May 5, 2003, SunTrust Bank as Trustee	$150,000,000
7 1/4% Senior Notes Due February 15, 2011 dated February 18, 2004, SunTrust Bank as Trustee	$150,000,000
Guarantee of certain trade accounts payable due from Nile Clothing and payable to Pen fabric Sdn Berhad.	$500,000
Guarantee to American Express Travel Related Services Company, Inc. for balances payable on certain American Express Credit Cards issued to PVH Associates for business use	No Specific Limit
Guarantee of lease payments from Dolce and Gabana to landlord Fenwick Limited for retail premises	$4,676,500

Schedule 6.01 - 1

SCHEDULE 6.02

Existing Liens

Junior and Subordinate Lien on certain assets of Calvin Klein, Inc., Calvin Klein (Europe), Inc., Calvin Klein (Europe II) Corp. and CK Service Corp. and the equity interests of PVH in such entities and Calvin Klein Europe S.R.L. in favor of Calvin Klein

Lien on leased computer, data processing and related equipment in favor of Forsythe/McArthur Associates, Inc. filed against Phillips-Van Heusen Corporation

Lien on specific leased equipment in favor of GATX Technology Services Corporation filed against Phillips-Van Heusen Corporation

Lien on specific leased equipment in favor of IBM Credit LLC filed against Phillips-Van Heusen Corporation

Lien on specific leased equipment in favor of Computer Sales International, Inc. filed against Phillips-Van Heusen Corporation

Lien on specific leased equipment in favor of Bank Financial F. S. B. filed against Phillips-Van Heusen Corporation

Lien on specific leased equipment in favor of ComSource, Inc. filed against Phillips-Van Heusen Corporation

Lien on specific equipment in favor of General Electric Capital Corporation filed against Phillips-Van Heusen Corporation

Lien on leased computer equipment in favor of CIT Financial USA, Inc. filed against CD Group, Inc.

Lien on specific leased equipment in favor of EM Corporation filed against Phillips-Van Heusen Corporation

Lien on specific leased equipment in favor of Fleet Business Credit, LLC filed against Phillips-Van Heusen Corporation

Lien on leased computer equipment in favor of CSI Leasing, Inc. filed against Phillips-Van Heusen Corporation

Lien on leased equipment in favor of Cannon Financial Services, Inc. filed against Calvin Klein, Inc.

Schedule 6.02 - 1

Lien on specific leased equipment in favor of Dell Financial Services, L.P. filed against CD Group, Inc.

Lien on specific leased equipment in favor of IOS Capital, LLC filed against Phillips-Van Heusen Corporation and CD Group, Inc.

Lien on leased equipment in favor of Cisco Systems Capital Corporation filed against Phillips-Van Heusen Corporation

Lien on leased equipment in favor of CIT Technologies Corporation filed against Phillips-Van Heusen Corporation

Schedule 6.02 - 2

SCHEDULE 6.03

Fiscal Year End

PHILLIPS-VAN HEUSEN CORPORATION

FISCAL YEAR	YEAR END DATE
2007	FEBRUARY 3, 2008
2008	FEBRUARY 1, 2009
2009	JANUARY 31, 2010
2010	JANUARY 30, 2011
2011	JANUARY 29, 2012

Schedule 6.03 - 1

SCHEDULE 6.04

Existing Investments

Company	% Owned/ # of Shares	Comment
G.H. Bass Caribbean LLC	100.00%	*
Phillips-Van Heusen Puerto Rico LLC	100.00%	*
BassNet, Inc.	100.00%	*
Calvin Klein, Inc.	100.00%	*
Calvin Klein (Europe), Inc.	100.00%	*
Calvin Klein (Europe II), Corp.	100.00%	*
Cluett Peabody Resources Corporation	100.00%	*
Cluett Peabody & Co., Inc.	100.00%	*
CK Service Corporation	100.00%	*
PVH Foreign Holdings Corp.	100.00%	*
PVH Retail Corp.	100.00%	*
PVH CK Stores, Inc.	100.00%	*
GHB (Far East) Limited	100.00%	**
Phillips-Van Heusen Far East Limited	100.00%	***
PVH Realty Corp.	100.00%
PVH Suberba/Insignia Neckwear, Inc.	100.00%
PVH Superba Retail Management Corp.	100.00%
Caribe M&I Ltd.	100.00%
General Textiles	7,953	#
New Sidney’s, Inc.	81	#
Phillips-Van Heusen Canada, Inc.	100.00%	****
PVH Europe, Inc.	100.00%	*
EBS Litigation, L.L.C.	4442	#
EBS Building, L.L.C.	4471	#
EBS Pension, L.L.C.	4471	#
The Izod Corporation	100.00%	*
PVH Wholesale Corp.	100.00%	*
IZOD.COM, Inc.	100.00%	*
G.H. Bass Franchises, Inc.	100.00%	*
CD Group, Inc.	100.00%	*
PVH Ohio, Inc.	100.00%	*
PVH Michigan, Inc.	100.00%	*
PVH Pennsylvania, Inc.	100.00%	*
PVH Wholesale New Jersey, Inc.	100.00%	*
PVH Retail Management Corp.	100.00%	*
PVH Limited	100.00%	****
Camisas Modernas, S.A.	100.00%	*
C.A.T. Industrial, S.A. deC.V.	100.00%	*
Confecciones Imperio, S.A.	100.00%	*

Schedule 6.04 - 1

* Wholly owned subsidiary
** Phillips-Van Heusen Far East Limited, holds 50% of the stock as nominee for Phillips-Van Heusen Corporation
*** 1 (5.5% of stock) share owned by nominee as required by Hong Kong law
# Received as distribution in bankruptcy cases
**** Owned by PVH Foreign Holdings Corp.

Schedule 6.04 - 2

SCHEDULE 6.08

Existing Restrictions

None

Schedule 6.08 - 1

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

Reference is made to the Second Amended and Restated Credit Agreement dated as of July __, 2007 (as amended and in effect on the date hereof, the “Credit Agreement”), among Phillips-Van Heusen Corporation, The IZOD Corporation, PVH Wholesale Corp., PVH Retail Corp., izod.com inc., G.H. Bass Franchises Inc., CD Group Inc., PVH CK Stores, Inc., PVH Ohio, Inc., PVH Michigan, Inc., PVH Pennsylvania, Inc., PVH Wholesale New Jersey, Inc., PVH Retail Management Company, PVH Superba/Insignia Neckwear, Inc., the Lenders named therein, and JPMorgan Chase Bank, N.A., as Administrative and Collateral Agent for the Lenders.  Terms defined in the Credit Agreement are used herein with the same meanings.

The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date.  The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Financing Documents.  From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.16(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by, the Administrative Agent, duly completed by the Assignee.  The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Credit Agreement.

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit A - 1

Date of Assignment:	_________, 200_
Legal Name of Assignor:
Legal Name of Assignee:
Assignee’s Address for Notices:
Effective Date of Assignment (“Assignment Date”):	_________, 200_

Facility	Principal Amount Assigned	Percentage (set forth to at least 8 decimals) that the Assigned Interest represents of the Commitments
Commitment Assigned:	$	%
Loans Assigned:	$	%

The terms set forth above and on the reverse side hereof are hereby agreed to:

[____________], as Assignor

By:

Name:

Title:

[____________], as Assignee

By:

Name:

Title:

The undersigned hereby consent to the within assignment:

JPMORGAN CHASE BANK, N.A.,
as Administrative and Collateral Agent

By:

Name:

Title:

Exhibit A - 2

BORROWERS:

PHILLIPS-VAN HEUSEN CORPORATION

By:

Name:

Title:

THE IZOD CORPORATION

By:

Name:

Title:

PVH WHOLESALE CORP.

By:

Name:

Title:

PVH RETAIL CORP.

By:

Name:

Title:

IZOD.COM INC.

By:

Name:

Title:

G.H. BASS FRANCHISES INC.

By:

Name:

Title:

Exhibit A - 3

CD GROUP INC.

By:

Name:

Title:

PVH CK STORES, INC.

By:

Name:

Title:

PVH OHIO, INC.

By:

Name:

Title:

PVH MICHIGAN, INC.

By:

Name:

Title:

PVH PENNSYLVANIA, INC.

By:

Name:

Title:

PVH WHOLESALE NEW JERSEY, INC.

By:

Name:

Title:

PVH RETAIL MANAGEMENT COMPANY

Exhibit A - 4

By:

Name:

Title:

PVH SUPERBA/INSIGNIA NECKWEAR, INC.

By:

Name:

Title:

Exhibit A - 5

EXHIBIT B

July 10, 2007

JPMorgan Chase Bank, N.A., as

Administrative and Collateral Agent

530 Fifth Avenue, 8th Floor

New York, NY  10036

and

The Lenders listed on Schedule A hereto

Re:

Phillips-Van Heusen Corporation
Second Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We have acted as special counsel to Phillips-Van Heusen Corporation, a Delaware corporation (the “Company”), in connection with the preparation, execution and delivery of the Second Amended and Restated Revolving Credit Agreement dated as of July 10, 2007 (the “Credit Agreement”), among the Company, certain of its subsidiaries listed on Schedule B hereto as co-borrowers, the parties identified on Schedule A hereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative and Collateral Agent (in such capacities, the “Agent”), J.P. Morgan Securities, Inc., as Joint Lead Arranger and Sole Bookrunner, Bank of America, N.A., as Joint Lead Arranger and Co-Syndication Agent and certain other agreements, instruments and documents related to the Credit Agreement.  This opinion is being delivered pursuant to Section 4.01(b) of the Credit Agreement.  Terms used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the same meanings herein as ascribed thereto in the Credit Agreement.  The Company, its subsidiaries listed on Schedule B hereto as co-borrowers and its subsidiaries listed on Schedule C hereto as Guarantors are collectively referred to herein as the “Opinion Parties” and individually as an “Opinion Party.”

In rendering the opinions set forth herein, we have examined such certificates of public officials, certificates of officers of the Opinion Parties and copies certified to our satisfaction of corporate documents and records of the Opinion Parties, and have made such other investigations, as we have deemed relevant and necessary as a basis for such opinions.  As to questions of fact material to the opinions set forth herein, we have relied, to the extent we have deemed reliance appropriate, without investigation, upon said certificates of public officials and of officers of the Opinion Parties and representations and warranties of the Opinion Parties in the Transaction Agreements.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following all dated as of July 10, 2007, unless otherwise indicated:

(a)

the Credit Agreement;

Exhibit B - 1

(b)

the Notes;

(c)

the Security Agreement (as confirmed by the Confirmation of Omnibus Pledge and Security Agreement dated as of the date hereof);

(d)

the Guarantee (as confirmed by the Omnibus Confirmation of Subsidiary Guaranty dated as of the date hereof);

(e)

the Mortgages (as amended by the Mortgage Amendments dated as of the date hereof);

(f)

Subsidiary Guarantee dated as of July 10, 2007, by PVH Realty Corp. in favor of Agent;

(g)

Pledge Amendment dated as of July 10, 2007, by the Company in favor of Agent (“Pledge Amendment”);

(h)

Pledgor Addendum dated as of July 10, 2007, by PVH Realty Corp. in favor of Agent (“Pledgor Addendum”);

(i)

certified copies of the Certificate of Incorporation, Certificate of Formation, Operating Agreement and By-laws, as applicable, of each Opinion Party;

(j)

certified copies of certain resolutions of the Boards of Directors or Managers of each of the Opinion Parties;

(k)

certificates from the Secretary of State of the States of Delaware, Pennsylvania and New York as to each Opinion Party’s existence and good standing in the State of Delaware, New York or Pennsylvania, as applicable;

(l)

copies of financing statements (collectively, the “Financing Statements”) identifying each Opinion Party as debtor and JPMorgan Chase Bank, N.A., as Administrative Agent as secured party, which have been filed or in the case of PVH Realty Corp., Phillips-Van Heusen Puerto Rico LLC and PVH Europe, Inc., which we understand will be filed by the Agent within ten (10) days of the transfer of the security interest in the Office of the Secretaries of State of the States of Delaware and New York, as applicable (such filing offices the “Filing Offices”); and

(m)

such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below herein.

The documents listed in clauses (a) through (h) above shall hereinafter be referred to collectively as the “Transaction Agreements.”  “Applicable Laws” shall mean those laws, rules and regulations of the State of New York, the corporation and limited liability company laws of the State of Delaware and the laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the

Exhibit B - 2

Transaction Agreements, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws.  “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to an Applicable Law. “Applicable Contracts” means those agreements or instruments listed on Schedule D hereto.  “New York UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof).  “Delaware UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (without regard to laws referenced in Section 9-201 thereof).  “UCC” means the New York UCC and the Delaware UCC, as applicable.  “UCC Collateral” means that portion of the following collateral to the extent such collateral is of a type subject to Article 9 of the UCC:  (a) the Collateral (as such term is defined in the Security Agreement) and (b) the Equity Interests as listed on Schedule E hereto.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1.

Based solely on our review of the certificates described in clause (k) above, each Opinion Party is validly existing and in good standing under the corporation or limited liability company laws of the States of Delaware, New York and Pennsylvania.

2.

Each Opinion Party (other than The IZOD Corporation) has the corporate or limited liability company power and authority, as applicable, to execute, deliver and perform all of its obligations under each of the Transaction Agreements to which it is a party.  The execution and delivery of each of the Transaction Agreements and the consummation by each Opinion Party (other than The IZOD Corporation) of the transactions contemplated thereby have been duly authorized by all requisite corporate or limited liability company action on the part of each Opinion Party (other than The IZOD Corporation).  Each of the Transaction Agreements has been duly executed and delivered by each Opinion Party (other than The IZOD Corporation).

3.

Each of the Transaction Agreements (other than the Mortgages and the Mortgage Amendments) constitutes the valid and binding obligation of each Opinion Party enforceable against such Opinion Party in accordance with its terms under the Applicable Laws of the State of New York.

4.

The execution and delivery by the Opinion Parties of each of the Transaction Agreements to which they are a party and the performance by the Opinion Parties of their respective obligations under each of the Transaction Agreements to which they are a party, each in accordance with its terms, does not (i) conflict with the Certificates of Incorporation or Certificates of Organization, as applicable, of the Opinion Parties (except we give no opinion with respect to The IZOD Corporation), (ii) constitute a violation of, or a default under, any Applicable Contracts or (iii) cause the creation of any security interest or lien (other than the liens granted under, or created by, the Security Agreement and the Mortgages) upon any of the property of the Opinion Parties pursuant to any Applicable Contracts.

Exhibit B - 3

5.

Neither the execution, delivery or performance by the Opinion Parties of the Transaction Agreements nor compliance by the Opinion Parties with the terms and provisions thereof will contravene any provision of any Applicable Law.

6.

No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of any of the Transaction Agreements by the Opinion Parties or the enforceability of any of the Transaction Agreements against the Opinion Parties, except those Governmental Approvals set forth on Schedule F attached hereto.

7.

To our knowledge, neither the execution, delivery or performance by each Opinion Party of its obligations under the Transaction Agreements nor compliance by each Opinion Party with the terms hereof will contravene any order or decree of any Governmental Authority against such Opinion Party.

8.

The Opinion Parties are not and, solely after giving effect to the Transaction Agreements and the application of the proceeds thereof as described in the Credit Agreement, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

9.

Under the New York UCC, the provisions of the Security Agreement and Pledgor Addendum are effective to create a valid security interest in each Opinion Party’s rights in the UCC Collateral granted by such Opinion Party in favor of the Agent to secure the Secured Obligations (as defined in the Security Agreement).

10.

Pursuant to the provisions of the Security Agreement, each Opinion Party, other than PVH Realty Corp., previously authorized, and pursuant the Pledgor Addendum, PVH Realty Corp. has authorized, the filing of its respective Financing Statement for purposes of Section 9-509 of the Delaware UCC.

11.

To the extent that the filing of a financing statement can be effective to perfect a security interest in the UCC Collateral under the Delaware UCC and New York UCC, the security interests of the Agent (i) in each Opinion Party’s (other than The IZOD Corporation’s, PVH Realty Corp.’s and PVH Europe, Inc.’s) rights in the UCC Collateral granted by such Opinion Parties to Agent are perfected and (ii) in PVH Realty Corp’s, Phillips-Van Heusen Puerto Rico LLC’s and PVH Europe, Inc.’s rights in the UCC Collateral granted by such Opinion Parties to Agent will be perfected, upon the later of the attachment of the security interest and the filing of the Financing Statements in the Filing Offices, subject, in the case of proceeds, to the limitations discussed below.

12.

In the case of Equity Interests of an Opinion Party previously pledged to Agent pursuant to the Security Agreement where the Equity Interests (other than LLC Interests) have been delivered to Agent in the State of New York, indorsed, by an effective indorsement, either in blank or to Agent, Agent has a valid and perfected security interest in such Equity Interests.  In the case of Equity Interests of an Opinion Party being pledged to Agent where the security interest has not yet attached or the Equity Interests have not been delivered to Agent in

Exhibit B - 4

the State of New York, upon the later of the attachment of the security interest and the delivery of the Equity Interests (other than the LLC Interests) to the Agent in the State of New York, indorsed, by an effective indorsement, either in blank or to the Agent, the Agent will obtain a valid and perfected security interest in such Equity Interests.

13.

Based solely upon our review of the Operating Agreement of G.H. Bass Caribbean LLC (the “LLC Guarantor”) such LLC Guarantor has not elected to treat its membership interests (the “LLC Interests”) as certificated securities under Applicable Laws.

14.

To our knowledge, except as disclosed in the Credit Agreement, there are no actions, suits or proceedings pending or threatened against or affecting any Opinion Party before any court, arbitrator or governmental or administrative body or agency that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Our opinions are subject to the following assumptions and qualifications:

(a)

Members of our firm are admitted to the bar of the State of New York.  We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the  Corporation Code and the Limited Liability Company Act of the State of Delaware, (iii) the federal laws of the United States of America and (iv) solely with respect to our opinions in paragraphs 10 and 11, the provisions of the Delaware UCC which opinions are based solely on our review of the Commerce Clearing House, Inc. Secured Transactions Guide (Dated January, 2007).  Our opinions in paragraph 1 with respect to “good standing” are based solely on our review of good standing certificates from the Secretaries of States of the applicable States referred to in such paragraph.  In addition, we express no opinion herein concerning any statutes, ordinances, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level).

(b)

We have assumed the accuracy and completeness of all documents and records that we have reviewed, the genuineness of all signatures (other than those of the Opinion Parties), the legal capacity of natural persons, the authenticity of all records, documents and instruments submitted to us as originals, the conformity to original records, documents and instruments of all records, documents and instruments submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies.

(c)

We have assumed each of the Transaction Agreements constitute the legal, valid and binding obligation of each party (other than the Opinion Parties) to such Transaction Agreement, enforceable against such party in accordance with its terms.

(d)

We have assumed that: (i) the conduct of the parties to the Transaction Agreements complies with any requirement of good faith, fair dealing and conscionability; (ii) there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and (iii) all statutes, judicial and administrative decisions, and rules and regulations of governmental agencies applicable to our opinions are generally available to lawyers practicing in New York and are in a format that makes legal research feasible.

Exhibit B - 5

(e)

Our opinions are subject to the effect of (i) laws relating to bankruptcy, reorganization, insolvency, receivership, moratorium, fraudulent conveyance, or other similar laws now or hereafter in effect relating to or limiting creditors rights generally, (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) the exercise of judicial discretion.  The use of the term “enforceable” in this opinion letter does not imply any opinion as to the availability of equitable remedies.

(f)

Applicable state and federal laws, court decisions and constitutional requirements may limit or render unenforceable certain of the rights, provisions and remedies purportedly available under the Transaction Agreements or delay or increase the costs of the enforcement thereof.  It is our opinion, however, that none of the foregoing laws, decisions or requirements will materially interfere with the practical and ultimate realization of the material benefits intended to be provided by the Transaction Agreements.

(g)

In basing the opinions and other matters set forth herein to “our knowledge”, the words “our knowledge” signify that, in the course of our representation of the Opinion Parties in connection with the Transaction Agreements, no information has come to our attention that would give us actual existing knowledge or actual existing notice that any such opinions or other matters are not accurate or that any of the documents, certificates, reports, and information on which we have relied are not accurate and complete.  We have undertaken no independent investigation or verification of such matters.  The words “our knowledge” are intended to be limited to the actual knowledge of the lawyers within our firm having, in connection with our representation in this matter, detailed knowledge of the transaction evidenced by the Transaction Agreements and the substance of this opinion.

(h)

No opinion is given with regard to the priority of any security interests in any UCC Collateral, Equity Interests or other property.

(i)

No opinion is given with regard to the creation, attachment or perfection of any security interests in any UCC Collateral, Equity Interest or property except as expressly set forth in paragraphs 9, 10, 11 and 12 above.

(j)

No opinion is given with respect to the effect of any (A) federal or state securities laws or regulations, (B) antitrust or unfair competition laws or regulations, (C) pension or employment benefit laws or regulations or (D) construction, environmental, subdivision, zoning, health, safety or land use laws or regulations.

The opinions expressed in paragraphs 9 through 12 above are subject to the following additional qualifications:

(i)

We have assumed that the UCC Collateral and Equity Interests exist and that each Opinion Party has sufficient rights in the UCC Collateral and Equity Interests pledged by it for the security interest of the Agent to attach, and we express no opinion as to the nature or extent of any rights in, or title to, any of the UCC Collateral, Equity Interests or other property.

Exhibit B - 6

(ii)

Our security interest opinions are limited to Article 9 of the New York UCC and Delaware UCC (as qualified by subsection (a) above), and therefore such opinions do not address: (i) laws of jurisdictions other than New York or Delaware; and (ii) collateral of a type not subject to Article 9 of the Delaware UCC.

(iii)

We call your attention to the fact that the Agent’s security interest in the UCC Collateral may be subject to the rights of account debtors in respect of such UCC Collateral, claims and defenses of such account debtors and the terms of agreements with such account debtors.

(iv)

We have assumed that none of the UCC Collateral arises or will arise under agreements that prohibit, restrict or condition the assignment of any portion of such UCC Collateral.  We express no opinion as to the effect of any such prohibitions or restrictions on assignment contained in any account, lease, instrument, chattel paper, payment intangible, health care receivable or letter of credit right.  We note that any such prohibitions or restrictions are subject to the provisions of Sections 9-406, 9-407, 9-408 and 9-409 of the New York UCC.

(v)

We express no opinion regarding the security interest of the Agent in any items of UCC Collateral which are subject to a statute, regulation or treaty of the United States of America which provides for a national or international registration or a national or international certificate of title for the perfection of a security interest therein or which specifies a place of filing different from the place specified in the Delaware UCC for filing to perfect such security interest.

(vi)

We express no opinion regarding the security interest of the Agent in any of the UCC Collateral consisting of claims against any government or governmental agency (including without limitation the United States of America or any state thereof or any agency or department of the United States of America of any state thereof).

(vii)

We express no opinion regarding the security interest of the Agent or perfection thereof in any UCC Collateral that constitutes cash or cash equivalents, except to the extent that they constitute proceeds under Section 9-315 of the New York UCC, during any period of time when they are not held by Agent.

(viii)

In the case of goods, we express no opinion regarding the security interest of the Agent in any goods that are: (i) an accession to, or commingled or processed with other goods to the extent the security interest of the Agent is limited by Section 9-315, 9-335 or 9-336 of the New York and Delaware UCC; or (ii) subject to a certificate of title or document of title.

(ix)

In the case of any instrument, chattel paper, account, payment intangible or general intangible which is itself secured by other property or which evidences the lease of other property, we express no opinion with respect to the Agent’s rights in and to such underlying property.

(x)

We express no opinion regarding the attachment or perfection of any security

Exhibit B - 7

interests with respect to any of the UCC Collateral consisting of goods which are or are to become fixtures or with respect to any real property interests.

(xi)

We express no opinion as to the applicable choice of law rules that may affect the interpretation or enforcement of any of the Transaction Agreements or the attachment or enforcement of any security interests created, or purported to be created, by any of the Transaction Agreements.

(xii)

We express no opinion with respect to distributions on, or proceeds of, the UCC Collateral or Equity Interests.

(xiii)

We have assumed that the Agent acquired its interest in the UCC Collateral and Equity Interests for value, in good faith, and without notice of any adverse claim thereon or any knowledge of any financing statement filed in respect of the UCC Collateral or Equity Interests (other than the Financing Statements and those disclosed in the schedules to the Credit Agreement).

(xiv)

We call your attention to the fact that any security interests of the Agent in chattel paper, instruments, deposit accounts, negotiable documents, investment property or letter-of-credit rights that are perfected by a method other than filing, conflicting perfected security interests in proceeds of such collateral rank according to the  priority in time of filing with respect to collateral in which a security interest of another creditor is perfected by filing.

(xv)

We have assumed that each certificate representing the Equity Interests (other than the LLC Interests) is the sole original certificate, that the Equity Interests (other than the LLC Interests) constitute “certificated securities” under the New York UCC, that the Equity Interests (other than the LLC Interests) will be maintained in the continuous possession of Agent in the State of New York and that all Equity Interests (other than the LLC Interests) are indorsed to or registered in the name of the Agent or indorsed in blank.

(xvi)

The Agent’s security interest is subject to the rights of buyers of the goods which comprise the UCC Collateral under Section 9-320 of the New York UCC.

(xvii)

The Agent’s security interest in any item of UCC collateral will terminate upon a disposition of such item authorized by the Agent free of such security interest.

(xviii)

In the case of any interest in or claim under any policy of insurance, the Agent’s security interest is limited to proceeds payable to the Opinion Parties or the Agent (and not to any other party named as loss payee under such policies).

(xix)

In the case of all property as to which the security interest attaches after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before commencement of such case.

Exhibit B - 8

This opinion is being furnished to you as of the date hereof and we assume no obligation to advise you of changes that may hereafter be brought to our attention.  This opinion is being furnished only to you  in connection with the Transaction Agreements and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent; provided, that each assignee of a Lender that hereafter becomes a “Lender” under the Credit Agreement pursuant to Section 9.04 thereof may rely on this opinion with the same effect as if it were originally addressed to such assignee.

Very truly yours,

KATTEN MUCHIN ROSENMAN LLP

Exhibit B - 9

SCHEDULE A TO OPINION LETTER

Lenders

JPMorgan Chase Bank, N.A.

Sun Trust Bank

The CIT Group/Commercial Services, Inc.

Bank of America, N.A.

The Bank of New York

PNC Bank National Association

Webster Business Credit Corporation

Bank Leumi USA

Wachovia Bank, National Association

Schedule A to Opinion Letter - 1

SCHEDULE B TO OPINION LETTER

Co-Borrowers

The IZOD Corporation

PVH Wholesale Corp.

PVH Retail Corp.

izod.com inc.

G. H. Bass Franchises Inc.

CD Group Inc.

PVH CK Stores, Inc.

PVH Ohio, Inc.

PVH Michigan, Inc.

PVH Pennsylvania, Inc.

PVH Wholesale New Jersey, Inc.

PVH Retail Management Company

PVH Superba/Insignia Neckwear, Inc.

Schedule B to Opinion Letter - 1

SCHEDULE C TO OPINION LETTER

Guarantors

BassNet, Inc.

G.H. Bass Caribbean LLC

Phillips-Van Heusen Puerto Rico LLC

PVH Foreign Holdings Corp.

PVH Realty Corp.

Calvin Klein, Inc.

Calvin Klein (Europe), Inc.

Calvin Klein (Europe II) Corp.

CK Service Corp.

PVH Superba Retail Management Company

PVH Europe, Inc.

Cluett Peabody & Co., Inc.

Cluett Peabody Resources Corporation

PVH CK Stores, Inc.

PVH Europe, Inc.

Schedule C to Opinion Letter - 1

SCHEDULE D TO OPINION LETTER

Applicable Contracts

Indenture dated as of November 1, 1993 by and between the Company and The Bank of  New York as Trustee relating to the 7-3/4% Debentures issued by the Company due 2023.

Indenture dated as of May 5, 2003 between the Company and SunTrust Bank as Trustee relating to the 8 1/8% Senior Notes issued by the Company due May 5, 2013.

Indenture dated as of February 18, 2004 between the Company and SunTrust Bank as Trustee relating to the 7 1/4% Senior Notes issued by the Company due February 15, 2011.

Pledge and Security Agreement dated February 12, 2003 among the Company, certain of its Subsidiaries and Calvin Klein.

Schedule D to Opinion Letter - 1

SCHEDULE E TO OPINION LETTER

Equity Interests

Name of Issuer	Type of Interests
The IZOD Corporation	Stock
izod.com inc.	Stock
PVH Foreign Holdings Corp.	Stock
PVH Wholesale Corp.	Stock
BassNet, Inc.	Stock
G.H. Bass Franchises Inc.	Stock
PVH Retail Corp.	Stock
New Sidney’s, Inc	Stock
CD Group Inc.	Stock
G.H. Bass Caribbean LLC	uncertificated membership interest
CK Service Corporation	Stock
PVH Retail Corp.	Stock
PVH Foreign Holdings Corp.	Stock
CK Service Corporation	Stock
Cluett Peabody & Co., Inc.	Stock
Cluett Peabody Resources Corporation	Stock

Schedule E to Opinion Letter - 1

Calvin Klein (Europe II), Inc.	Stock
Calvin Klein (Europe), Inc.	Stock
Calvin Klein, Inc.	Stock
Phillips-Van Heusen Puerto Rico, LLC	Certificated Membership Interest
PVH Realty Corp.	Stock
PVH Superba/Insignia Neckwear, Inc.	Stock
PVH Superba Retail Management Corp.	Stock
EBS Litigation, L.L.C.	Certificated
EBS Building, L.L.C.	Certificated
EBS Pension, L.L.C.	Certificated
PVH Europe, Inc.	Stock
PVH Ohio, Inc.	Stock
PVH Michigan, Inc.	Stock
PVH Pennsylvania, Inc.	Stock
PVH Wholesale new Jersey, Inc.	Stock
PVH Retail Management Corp.	Stock

Schedule E to Opinion Letter - 2

SCHEDULE F TO OPINION LETTER

Governmental Approvals

To the extent not currently on file with the applicable Filing Offices with respect to any Opinion Party, Agent will need to file Financing Statements with the applicable Filing Offices and pay all fees associated therewith.  Additionally, Agent will need to record the Mortgage Amendments in the appropriate filing jurisdictions and pay all fees and taxes associated therewith.

Schedule F to Opinion Letter - 1

EXHIBIT C

FORM OF PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, PHILLIPS-VAN HEUSEN CORPORATION, a Delaware corporation, THE IZOD CORPORATION, a Pennsylvania corporation, PVH WHOLESALE CORP., a Delaware corporation, PVH RETAIL CORP., a Delaware corporation, IZOD.COM INC., a Delaware corporation, G.H. BASS FRANCHISES INC., a Delaware corporation and CD GROUP INC., a Delaware corporation, PVH CK STORES, INC., a Delaware corporation, PVH OHIO, INC., a Delaware corporation, PVH MICHIGAN, INC., a Delaware corporation, PVH PENNSYLVANIA, INC., a Delaware corporation, PVH WHOLESALE NEW JERSEY, INC., a Delaware corporation, PVH RETAIL MANAGEMENT COMPANY, a Delaware corporation and PVH SUPERBA/INSIGNIA NECKWEAR, INC., a Delaware corporation (together, the “Makers”), hereby jointly and severally promise to pay to the order of ______________________________ (the “Lender”), at the office of JPMORGAN CHASE BANK, NA, (the “Agent”), at 120 South LaSalle Street, Chicago, Illinois, 60603, at the expiration of the Availability Period as defined in the Second Amended and Restated Credit Agreement dated as of July __, 2007, among the Makers, the Lenders named therein and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Credit Agreement”) or earlier as provided for in the Credit Agreement, the lesser of the principal sum of _______________________ DOLLARS ($___________________) or the aggregate unpaid principal amount of all Loans to the Makers from the Lender pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, and payable on such dates as determined pursuant to the terms of the Credit Agreement.

The Makers promise to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

Except as provided in the Credit Agreement, the Makers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever.  The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Promissory Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Makers to make payments of principal and interest in accordance with the terms of this Promissory Note and the Credit Agreement.

This Promissory Note is one of the Notes referred to in the Credit Agreement (and is

Exhibit C - 1

secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.  THIS PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

PHILLIPS-VAN HEUSEN CORPORATION

By:

Name:

Title:

THE IZOD CORPORATION

By:

Name:

Title:

PVH WHOLESALE CORP.

By:

Name:

Title:

PVH RETAIL CORP.

By:

Name:

Title:

IZOD.COM INC.

By:

Name:

Title:

Exhibit C - 2

G.H. BASS FRANCHISES INC.

By:

Name:

Title:

CD GROUP INC.

By:

Name:

Title:

PVH CK STORES, INC.

By:

Name:

Title:

PVH OHIO, INC.

By:

Name:

Title:

PVH MICHIGAN, INC.

By:

Name:

Title:

PVH PENNSYLVANIA, INC.

By:

Name:

Title:

PVH WHOLESALE NEW JERSEY, INC.

Exhibit C - 3

By:

Name:

Title:

PVH RETAIL MANAGEMENT COMPANY

By:

Name:

Title:

PVH SUPERBA/INSIGNIA NECKWEAR, INC.

By:

Name:

Title:

Exhibit C - 4

Loans and Payment

Date	Amount and Type of Loan	Payments Principal Interest	Unpaid Principal Balance of Note	Name of Person Making Notation

Exhibit C - 5

EXHIBIT D

FORM OF BORROWING REQUEST

Date:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent
530 Fifth Avenue
8th Floor
New York, NY 10036
Attention: Donna DiForio

Ladies and Gentlemen

Reference is made to the Second Amended and Restated Credit Agreement dated as of July __, 2007 (as amended and in effect on the date hereof, the “Credit Agreement”), among Phillips-Van Heusen Corporation, The IZOD Corporation, PVH Retail Corp., PVH Wholesale Corp., izod.com inc., G.H. Bass Franchises Inc., CD Group Inc., PVH CK Stores, Inc., PVH Ohio, Inc., PVH Michigan, Inc., PVH Pennsylvania, Inc., PVH Wholesale New Jersey, Inc., PVH Retail Management Company, PVH Superba/Insignia Neckwear, Inc. (individually and collectively and jointly and severally herein the “Borrower”), the Lenders named therein, and JPMorgan Chase Bank, NA., as Administrative and Collateral Agent, J.P. Morgan Securities Inc., as Joint Lead Arranger and Sole Bookrunner and Bank of America, N.A. as Joint Lead Arranger and Co-Syndication Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

The undersigned Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection, set forth below are the terms on which such Borrowing is requested to be made:

Date of Borrowing:

Principal Amount of
Borrowing:1

Interest Rate Basis:2

Interest Period:3

1 (a) With respect to any Eurodollar Borrowing, not less than $5,000,000 and in an integral multiple of $100,000 or (b) with respect to any ABR Borrowing, not less than $100,000 and in an integral multiple of $100,000, but in any event not exceeding the available total Commitments.

2 Specify whether ABR Borrowing or a Eurodollar Borrowing.

3 Which shall be subject to the definitions of “Interest Period” and no later than the Maturity Date (applicable for Eurodollar Borrowings only).

Exhibit D - 1

Funds are requested to be disbursed to the Borrowers Account with:

Bank Name:

ABA Number:

Account Number:

Account Name:

Upon Acceptance of any or all Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in [Section 4.01]/[Section 4.02]1 of the Credit Agreement have been satisfied.

[BORROWER]

By:

       Name:
Title:

1 In the case of an Initial Borrowing Request, Section 4.01 applies; for subsequent Borrowing Requests, Section 4.02 applies.

Exhibit D - 2